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                                                                     EXHIBIT 2.7

CLIFFORD CHANGE                                    LIMITED LIABILITY PARTNERSHIP

                                                                  EXECUTION COPY

                           THE GUARANTORS NAMED HEREIN
                                  AS GUARANTORS

                                  IN FAVOUR OF

                   THE LAW DEBENTURE TRUST CORPORATION p.l.c.
                             JPMORGAN CHASE BANK and
                             EACH JUNIOR NOTEHOLDER
                                AS BENEFICIARIES

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                          GUARANTEE OF THE JUNIOR NOTES

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THIS GUARANTEE is made on 19 May 2003

BY:

(1) THE GUARANTORS listed in Schedule 1 (Initial Guarantors) hereto, and their respective successors (the "INITIAL GUARANTORS") and such other Persons as may from time to time become party to this Guarantee as Guarantors, and their respective successors (each a "GUARANTOR" and together, the "GUARANTORS"); in favour of

(2) THE LAW DEBENTURE TRUST CORPORATION p.l.c. as Security Trustee (as defined in Schedule 4);

(3)      JPMORGAN CHASE BANK as Junior Note Trustee (as defined below); and

(4) each Junior Noteholder (as defined below) (together with the Security Trustee and the Junior Note Trustee, the "BENEFICIARIES", and each a "BENEFICIARY").

WHEREAS

(A) Marconi Corporation plc, a public limited company incorporated under the laws of England and Wales, as Issuer (as defined in Schedule 4) has entered into an Indenture with the Junior Note Trustee and the Initial Guarantors dated 19 May 2003 (as amended, restated, varied, novated or supplemented from time to time, the "JUNIOR NOTE INDENTURE") to provide for the issuance of its Guaranteed Junior Secured Notes due 2008 (the "JUNIOR NOTES").

(B) The Junior Note Indenture is subject to the provisions of the Trust Indenture Act (as defined in Schedule 4) that are required to be part of and govern indentures qualified under the Trust Indenture Act.

(C) The Initial Guarantors desire to give the guarantee of the Junior Notes provided for herein and in the Junior Note Indenture.

1.       DEFINITIONS AND INTERPRETATION

1.1 In this Guarantee the following expressions have the following meanings:

         "DEFAULT" has the meaning set forth in Schedule 3.

         "EVENT OF DEFAULT" has the meaning set forth in Schedule 3.

         "GUARANTEED OBLIGATIONS" means any principal, premium, interest, Additional Amounts, penalties, fees (including legal fees and disbursements of counsel), commissions, charges, costs, expenses, indemnifications, reimbursements, make-whole amounts, damages and other liabilities (including, without limitation, contingent and prospective liabilities) payable by the Issuer under the Relevant Documents in respect of the Junior Notes and the Junior Note Indenture.

         "JUNIOR NOTEHOLDER" means (i) for so long as any Junior Notes are represented by one or more Global Junior Notes, the bearer thereof, which shall be the Depositary and (ii) in the event that Definitive Registered Junior Notes are issued, the Person in whose name a Definitive Registered Junior Note is registered on the Registrar's books.

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         "JUNIOR NOTE TRUSTEE" means JPMorgan Chase Bank as trustee under the
         Junior Note Indenture, and its successors and assigns thereunder.

         "OUTSTANDING" has the meaning set forth in Schedule 3.

         "PAYMENT STOP EVENT" means the occurrence of either of the following:

(a) the failure by the Issuer or any Guarantor (as defined in Schedule 3) to pay on the due date any amount payable under the Senior Notes or the Senior Note Indenture, or

(b) the acceleration of the maturity of the Senior Notes following the occurrence of an Event of Default under the Senior Notes or the Senior
         Note Indenture,

provided that a Payment Stop Event shall cease to be continuing if:

(i) the relevant Default under the Senior Notes or the Senior Note Indenture has been remedied or waived and any such acceleration has been rescinded in accordance with the Senior Note Indenture;

(ii) the Required Holders of at least a majority in aggregate principal amount of the then Outstanding Senior Notes consent in writing to the cessation of such Payment Stop Event; or

(iii) the Senior Note Obligations have been discharged in full and there are no further Senior Note Obligations.

         "REQUIRED HOLDERS" means at any time, the Senior Noteholder or Senior Noteholders of at least the specified percentage of the aggregate principal amount of the Senior Notes at the time Outstanding, calculated in the manner provided in the Senior Note Indenture.

         "SENIOR NOTEHOLDER" means (i) for so long as any Senior Notes are represented by one or more Global Senior Notes (as defined in Schedule
         3), the bearer thereof, which shall be the Depositary (as defined in
         Schedule 3) and (ii) in the event that Definitive Registered Senior Notes (as defined in Schedule 3) are issued, the Person in whose name a Definitive Registered Senior Note is registered on the books of the Registrar (as defined in Schedule 3).

         "SENIOR NOTE OBLIGATIONS" means any principal, premium, interest, Additional Amounts (as defined in Schedule 3), penalties, fees, expenses, indemnifications, reimbursements, make-whole amounts, damages and other liabilities (including, without limitation, contingent and prospective liabilities) payable under the Senior Notes or the Senior
         Note Indenture.

         "SENIOR NOTE TRUSTEE" means Law Debenture Trust Company of New York as trustee under the Senior Note Indenture, and its successors and assigns thereunder.

         "SENIOR NOTES" means the Guaranteed Senior Secured Notes due 2008 issued by the Issuer pursuant to the Senior Note Indenture.

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         "STID" means the Security Trust and Intercreditor Deed dated the Issue
         Date between, among others, the Issuer, the Security Trustee, the Initial Guarantors and the Junior Note Trustee, as amended, modified, restated or supplemented from time to time.

1.2 Unless otherwise indicated, capitalised terms used herein but not defined herein have the meaning assigned to them in Schedule 4.

1.3 This Guarantee is the guarantee referred to in Section 11.01 of the Junior Note Indenture and it is issued under, and has all the benefits of, the Junior Note Indenture.

2.       GUARANTEE

2.1 Each Guarantor hereby absolutely, fully, unconditionally and irrevocably:

         2.1.1 guarantees, jointly and severally with each other Guarantor to the Beneficiaries the due and punctual payment, observance and performance when due by the Issuer of all the Guaranteed Obligations;

         2.1.2 agrees to pay to the Beneficiaries from time to time on demand of the Junior Note Trustee or on demand of the Security Trustee acting on the instructions of the Junior Note Trustee (or on demand of any Junior Noteholder in circumstances in which such Junior Noteholder is entitled to make demand of the Issuer under the Junior Note Indenture) all sums of money constituting Guaranteed Obligations which the Issuer is at any time liable to pay to any or all of the Beneficiaries and which have become due and payable but have not been paid at the time such demand is made; and

         2.1.3 agrees as a primary obligation to indemnify the Beneficiaries from time to time in full on demand from and against any loss incurred by the Beneficiaries as a result of any failure by the Issuer to pay or otherwise discharge any of the Guaranteed Obligations when due or any of the Guaranteed Obligations being or becoming void, voidable, unenforceable or ineffective as against the Issuer for any reason whatsoever, whether or not known to the Beneficiaries, the amount of such loss being the amount which the Beneficiaries would otherwise have been entitled to recover from the Issuer.

2.2 This Guarantee shall not become effective against Marconi Sud S.p.A. as an Initial Guarantor until the date on which it executes and delivers a supplemental indenture to the Junior Note Indenture in accordance with
         Section 4.38 of the Junior Note Indenture.

2.3 Notwithstanding any other provision of this Guarantee, the obligations of the Guarantors under this Guarantee (but excluding, to the fullest extent consistent with applicable law, the obligations set forth in Clause 8) shall be limited in the manner set out in Clause 24.5.2 and
         Schedule 9 of the STID, and all the provisions hereof shall be construed accordingly.

2.4 The rights of the Security Trustee and the Junior Note Trustee under this Guarantee are subject to the provisions of the STID.

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3.       PAYMENT BLOCKAGE PROVISION

3.1 No Guarantor may pay any principal of, premium (if any) or interest or Additional Amounts (if any) on any Junior Notes, and no Guarantor may otherwise purchase, repurchase, redeem or otherwise acquire or retire for value any Junior Notes (collectively, "PAY THE JUNIOR NOTES") if a Payment Stop Event has occurred and is continuing.

3.2 If at any time a Standstill Event has occurred, no Guarantor may Pay the Junior Notes during the applicable Standstill Period.

3.3 Notwithstanding the provisions described in sub-clause 3.2 (but subject to the provisions contained in sub-clause 3.1), unless the Senior Noteholders or the Senior Note Trustee have accelerated the maturity of the Senior Notes, any Guarantor may resume payments on the Junior Notes after the end of such Standstill Period, including any missed payments. Any payments that would otherwise have been due during the Standstill Period (other than payments of interest and Additional Amounts, if any, on the Junior Notes) will not become due until after the end of such Standstill Period.

4.       ADDITIONAL GUARANTORS

        Any Person that is not an Initial Guarantor may become a Guarantor by executing and delivering to the Security Trustee and the Junior Note
        Trustee:

         4.1.1 an accession letter substantially in the form attached hereto as Schedule 2;

         4.1.2 a supplemental indenture to the Junior Note Indenture pursuant to which it becomes a Guarantor of the Junior Notes issued thereunder, in form and substance satisfactory to the Junior Note Trustee; and

         4.1.3 an Officers' Certificate of such Person stating that the execution of such supplemental indenture is authorised or permitted by the Junior Note Indenture;

         4.1.4 an Opinion of Counsel reasonably satisfactory to the Security Trustee as to the existence of such Person and the validity and binding effect of such accession letter, of such supplemental indenture and of this Guarantee on such Person; and

         4.1.5 any further documents required under the STID or under the Junior Note Indenture.

5.       RELEASE OF GUARANTORS

         A Guarantor shall only be released from its obligations under this Guarantee in accordance with the provisions of the STID and the Junior
         Note Indenture.

6.       COMPLIANCE OBLIGATIONS

6.1 Each Guarantor covenants in favour of the Junior Note Trustee and the Junior Noteholders that it will duly perform and comply with the obligations expressed to be undertaken by it in the Junior Note Indenture.

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6.2      The Guarantors covenant in favour of the Security Trustee that together they will provide the Security Trustee with one copy of each of the Senior Note Indenture and the Junior Note Indenture, and any respective supplements or amendments thereto. The Security Trustee shall be entitled to rely on the documents provided to it under this Clause 6.2 in the absence of receipt of any further documents as provided hereunder.

7.       PRESERVATION OF RIGHTS

7.1 The obligations of each Guarantor contained in this Guarantee shall be undertaken as principal obligor and not merely as surety and shall be in addition to and independent of every other security which the Beneficiaries may at any time hold in respect of any of the Guaranteed Obligations.

7.2 The obligations of each Guarantor herein contained shall constitute and be continuing obligations notwithstanding any settlement of account or other matter or thing whatsoever and shall not be considered satisfied by any intermediate payment or satisfaction of all or any of the Guaranteed Obligations and shall continue in full force and effect until all sums due from the Issuer constituting Guaranteed Obligations have been irrevocably paid, and all other actual or contingent obligations of the Issuer thereunder or in respect thereof have been irrevocably satisfied, in full.

7.3 Neither the obligations of any Guarantor contained in this Guarantee nor the rights, powers and remedies conferred in respect of each Guarantor upon the Beneficiaries by this Guarantee or by law shall be discharged, impaired or otherwise affected by:

         7.3.1 the winding-up, dissolution, administration, reorganisation or moratorium of the Issuer or any other Person or any change in the status, function, control or ownership of the Issuer or any other Person;

         7.3.2 any of the Guaranteed Obligations or any other security relating to the Guaranteed Obligations being or becoming illegal, invalid, unenforceable or ineffective in any respect;

         7.3.3 any time or other indulgence (including for the avoidance of doubt, any composition) being granted or agreed to be granted to the Issuer or any other Person in respect of any of the Guaranteed Obligations or under any other security;

         7.3.4 any amendment to, or any variation, waiver or release of, any of the Guaranteed Obligations or under any other security or other guarantee or indemnity in respect thereof, however fundamental;

         7.3.5 any failure to take, or fully to take, any security contemplated by the Relevant Documents or otherwise agreed to be taken in respect of the Guaranteed Obligations;

         7.3.6 any failure to realise or fully to realise the value of, or any release, discharge, exchange or substitution of, any security taken in respect of the Guaranteed Obligations; or

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         7.3.7    any other act, event or omission which, but for this Clause
                  7.3, might operate to discharge, impair or otherwise affect any of the obligations of the Guarantors contained in this Guarantee or any of the rights, powers or remedies conferred upon the Beneficiaries by this Guarantee, the Relevant Documents or by law.

7.4 Any settlement or discharge between any Guarantor and any Beneficiary shall be conditional upon no payment to the Beneficiaries by the Issuer or any other Person on the Issuer's behalf being avoided or reduced by virtue of any laws relating to bankruptcy, insolvency, liquidation or other laws for the time being in force and, in the event of any such payment being so avoided or reduced, the Beneficiaries shall be entitled to recover the amount by which such payment is so avoided or reduced from such Guarantor subsequently as if such settlement or discharge had not occurred.

7.5 The Beneficiaries shall not be obliged before exercising any of the rights, powers or remedies conferred upon them in respect of each Guarantor by this Guarantee or by law:

         7.5.1    to make any demand of the Issuer;

         7.5.2 to take any action or obtain judgment in any court against the Issuer;

         7.5.3 to make or file any claim or proof in a winding-up or dissolution of the Issuer; or

         7.5.4 to enforce or seek to enforce any security taken in respect of any of the Guaranteed Obligations.

7.6 Each Guarantor agrees that, so long as the Issuer is under any actual or contingent obligations under the Junior Note Indenture or the Junior Notes, such Guarantor shall not exercise any rights which it may at any time have by reason of performance by it of its obligations under this
         Guarantee:

         7.6.1 to be indemnified by the Issuer or to receive any collateral from the Issuer; and/or

         7.6.2    to claim any contribution from any other Guarantor; and/or

         7.6.3 to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of all or any of the Beneficiaries under the Junior Note Indenture or the Junior Notes or of any other security taken pursuant to, or in connection with, the Junior Note Indenture or the Junior Notes by all or any of the Beneficiaries; and/or

         7.6.4 to be subrogated to the rights of all or any of the Beneficiaries against the Issuer in respect of amounts paid by any Guarantor under this Guarantee,

         and (save as aforesaid) each Guarantor hereby expressly waives presentment, demand, protest and notice of dishonour in respect of the Junior Note Indenture and each Junior Note.

7.7 Each Guarantor undertakes that its obligations hereunder will at all times rank at least pari passu with all its other present and future unsecured obligations save for such

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         obligations as may be preferred by provisions of law that are both mandatory and of general application.

8.       STAMP DUTIES

         The Guarantors hereby agree to pay all stamp, registration and other taxes and duties (including any interest and penalties thereon or in connection therewith) which are payable upon or in connection with the execution and delivery of this Guarantee, and to indemnify the Beneficiaries against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which any of them incur as a result or arising out of or in relation to any failure to pay or delay in paying any of the same.

9.       BENEFIT OF GUARANTEE

9.1      DEED POLL

         This Guarantee shall take effect as a deed poll for the benefit of the Beneficiaries from time to time.

9.2      BENEFIT

         This Guarantee shall enure to the benefit of each Beneficiary and its (and any subsequent) successors and assigns, each of which shall be entitled severally to enforce this Guarantee against the Guarantors.

10.      FOREIGN LAW PROVISIONS

10.1 Each Guarantor whose assets are located in Mexico or is organized under the laws of Mexico herein expressly and irrevocably waives (i) any right to which it might be entitled to have its obligations under this Guarantee divided among itself and one or more other Persons, if such Guarantor's obligations would be less than the full amount claimed hereunder, (ii) any benefit of order, excussio and division, or (iii) to the extent applicable, any benefit it may have under any of Articles 2813 through 2823, or Articles 2840, 2842, 2844, 2845, 2846, 2847, 2848
         and 2849 of Mexico's Federal Civil Code and the correlative articles of the Civil Codes of each political subdivision of Mexico.

10.2 In relation to any payment under this Guarantee made by any Guarantor which is organized under the laws of Switzerland, such Guarantor shall, if and to the extent required by applicable law in force at the relevant time, subject to any applicable double taxation treaty, deduct Swiss withholding tax at the then applicable rate and pay it to the Swiss Federal Tax Administration and, with respect to such deduction made, not be obliged to gross-up or indemnify in accordance with the Junior Note Indenture.

11.      CURRENCY INDEMNITY

         All sums payable by the Guarantors under this Guarantee shall be payable in the Relevant Currency. Any amount received or recovered in a currency other than the Relevant Currency with respect to the Guaranteed Obligations (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding up or dissolution of the Issuer, any Guarantor, any Subsidiary of the Issuer or otherwise) by any Beneficiary in respect of any sum expressed to be due to it from any Guarantor

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         shall constitute a discharge of such Guarantor only to the extent of the Relevant Currency amount which the recipient is able to purchase with the amount so received or recovered in other currency on the date of receipt of that recovery (or, if it is not possible to make that purchase on that date, on the first date on which it is possible to do
         so). If that Relevant Currency amount is less than the Relevant Currency amount expressed to be due to the recipient pursuant to any Guaranteed Obligation, each Guarantor shall indemnify the recipient against the cost of making any such purchase. For the purposes of this indemnity, it will be sufficient for the relevant Beneficiary to certify (indicating the sources of information used) that it would have suffered a loss had the actual purchase of the Relevant Currency been made with the amount so received in that other currency on the date of receipt or recovery (or, if a purchase of the Relevant Currency on such date had not been possible, on the first date on which it would have been possible). These indemnities, to the extent permitted by law: (1) constitute a separate and independent obligation from the other obligations of each Guarantor; (2) shall give rise to a separate and independent cause of action; (3) shall apply irrespective of any waiver granted by any Beneficiary; and (4) shall continue in full force and effect despite any other judgment, order, claim or proof for a liquidated amount in respect of any Guaranteed Obligation, or any other judgment or order.

12.      SUSPENSE ACCOUNT

         Any monies received, recovered or realised by any Beneficiary under or pursuant to this Guarantee (including the proceeds of any conversion of currency) may in its discretion be credited to and held in any suspense or impersonal account pending their application from time to time in or towards the discharge of this Guarantee. The Guarantors shall have no right to require that any monies received by any Beneficiary pursuant to this Guarantee be applied at any particular time or times.

13.      NOTICES

13.1 All notices, demands and other communications to any Guarantor hereunder shall be made in writing (by letter or fax) and shall be sent to such Guarantor in care of the Issuer at:

         Regents Place
         338 Euston Road
         London NW1 3BT
         England

         Fax:          +44 207 493 1974
         Attention:    Company Secretary

         or to such other address or fax number or for the attention of such other Person or department as the Issuer has notified to the Beneficiaries in writing pursuant to Clause 13.2 hereof. Any such notice, demand or other communication shall be deemed to have been made on each Guarantor.

13.2 All notices, demands and other communications to the Beneficiaries hereunder shall be made in writing (by letter or fax) and shall be sent to the Beneficiaries in care of the

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         Junior Note Trustee at:
         Trinity Tower
         9 Thomas More Street
         London E1W 1PP
         England

         Fax:           +44 207 777 5420
         Attention:     Manager, Trust Administration

         with a mandatory copy to the Security Trustee at:

         Fifth Floor
         100 Wood Street
         London EC2V 7EX

         Fax:           +44 207 696 5261
         Attention:     Trust Management Department

         or to such other address or fax number or for the attention of such other Person or department as the Junior Note Trustee or the Security Trustee (as the case may be) has notified to the Issuer in writing pursuant to Clause 13.1 hereof.

13.3     EFFECTIVENESS

         Every notice, demand or other communication sent in accordance with Clause 13.1 or Clause 13.2 shall be effective upon receipt by the Issuer or the Junior Note Trustee (as the case may be).

14.      JOINT GUARANTORS

14.1 The liability of each Guarantor under this Guarantee shall be joint and several with each other Guarantor and every indemnity, agreement and undertaking contained in this Guarantee shall be construed accordingly.

14.2 The liability of each Guarantor under this Guarantee to the Beneficiaries shall not be discharged or affected in any way (a) by reason of the invalidity, voidability or unenforceability of this Guarantee as regards any other Guarantor or any other security or (b) by any Beneficiary releasing, discharging, compounding with or varying the liability under this Guarantee of, or making any other arrangement with, any other Guarantor.

15.      PARTIAL INVALIDITY

         If at any time, any provision of this Guarantee is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity nor enforceability of the remaining provisions of this Guarantee or of such provisions under the law of any other jurisdiction shall in any way be affected or impaired thereby.

16.      LAW AND JURISDICTION

16.1 This Guarantee and all matters arising from or connected with it shall be governed by and construed in accordance with English law, except to the extent provisions of the

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         Trust Indenture Act are included or deemed to be included herein, as to which the Trust Indenture Act shall govern.

16.2 Each party hereto agrees that the courts of (a) England and (b) the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York have jurisdiction to settle any dispute (a "DISPUTE"), arising from or connected with this Guarantee (including a dispute regarding the existence, validity or termination of this Guarantee) or the consequences of its nullity.

16.3 Each party hereto agrees that the courts referred to in Clause 16.2 are the most appropriate and convenient courts to settle any Dispute.

16.4 Clause 16.2 and 16.3 are for the benefit of the Beneficiaries only. As a result, nothing in this Guarantee prevents the Beneficiaries from taking proceedings relating to a Dispute ("PROCEEDINGS") in any other courts with jurisdiction. To the extent allowed by law, the Beneficiaries may take concurrent Proceedings in any number of jurisdictions.

16.5 Each Guarantor agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered (a) in connection with any Proceedings in England, to the Issuer at Regents Place, 338 Euston Road, London, NW1 3BT, England or, if different, the Issuer's registered office for the time being or at any address of the Issuer or any Guarantor in Great Britain at which process may be served on such Guarantor in accordance with Part XXIII of the Companies Act 1985 and
         (b) in connection with any Proceedings in the Borough of Manhattan, New York, to Marconi Electronic Systems Holdings Inc., attn: Patricia Hoffman, c/o Marconi Communications, Inc., 333 Pierce Road, Suite 370, Itasca, Illinois 60143 USA, or if different, the principal place of business of Marconi Electronic Systems Holdings Inc. in the United States of America for the time being. If any such Person is not or ceases to be effectively appointed to accept service of process on behalf of the Guarantors, the Guarantors (acting together) shall, on the written demand of the Security Trustee addressed to the Guarantors and delivered to the Guarantors in accordance with Clause 13 hereof, appoint a further Person in England or (as the case may be) the County of New York to accept service of process on their behalf and, failing such appointment within 15 days, the Security Trustee shall be entitled to appoint such a Person by written notice addressed to the Guarantors and delivered to the Guarantors in accordance with Clause 13 hereof. Nothing in this paragraph shall affect the right of the Beneficiaries to serve process in any other manner permitted by law. This Clause 16.5 applies to Proceedings in England and in the County of New York.

16.6 Each Guarantor consents generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings including (without limitation) the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which is made or given in such Proceedings.

16.7 To the extent permitted by law, each Guarantor hereby waives any objections to the enforcement by any court referred to in Clause 16.2 of any judgment validly obtained in

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         any court referred to in Clause 16.2 on the basis of any such legal suit, action or proceeding.

16.8 To the extent that any Guarantor may in any jurisdiction claim for itself or its assets or revenues immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that such immunity (whether or not claimed) may be attributed in any such jurisdiction to any Guarantor or their respective assets or revenues, each Guarantor agrees not to claim and irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction and, in particular, to the extent that in any Proceedings taken in the City of New York or elsewhere in the United States the foregoing waiver of immunity shall have the fullest scope permitted under the United States Foreign Sovereign Immunities Act of 1976 and is intended to be irrevocable for the purposes of such Act.

17.      DEPOSIT OF DEED OF GUARANTEE

         This Guarantee shall be deposited with and held by the Security Trustee until the date which is two years after all the Guaranteed Obligations have been discharged in full. The Guarantors hereby acknowledge the right of each Beneficiary to the production of this Guarantee.

18.      UNCONDITIONAL RIGHT TO RECEIVE PAYMENT

         Notwithstanding any other provision of this Guarantee, the right of any Junior Noteholder to receive payment of principal and interest on, and any premium and Additional Amounts (if any) on the Junior Notes held by such Junior Noteholder, on or after the respective due dates expressed in such Junior Notes, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Junior Noteholder, and, therefore, each Junior Noteholder has a direct right to institute suit to enforce such payment.

19.      COUNTERPARTS

         This Guarantee may be executed in any number of counterparts, each of which is an original and all of which together evidence the same agreement.

         IN WITNESS WHEREOF this Guarantee has been executed as a deed by each Guarantor and is intended to be and is hereby delivered by each Guarantor as a deed on the date specified above.

         THE GUARANTORS

         EXECUTED as a DEED by each Guarantor

                                   SCHEDULE 1

                               INITIAL GUARANTORS

Marconi Communications, Inc.

Marconi Networks Worldwide, Inc.

Marconi Communications Technology, Inc.

Marconi Communications Federal, Inc.

Marconi Acquisition Corp.

Marconi Intellectual Property (Ringfence) Inc.

Marconi Communications Limited, a private limited company incorporated under the laws of the Republic of Ireland

Marconi Communications Optical Networks Limited

Marconi Communications, S.A. de C.V.

Marconi Communications de Mexico, S.A. de C.V.

Marconi Communications Exportel, S.A. de C.V.

Administrativa Marconi Communications, S.A. de C.V.

Marconi Communications B.V.

Marconi Communications GmbH, a private company incorporated under the laws of Switzerland

Metapath Software International Limited

Mobile Systems International Holdings Limited

GPT Special Project Management Limited

Marconi Communications Limited, a private limited company incorporated under the laws of England and Wales

Marconi Communications International Limited

Marconi Communications China Limited

Marconi Communications International Investments Limited

Marconi Communications International Holdings Limited

Marconi Communications Investments Limited

Marconi Communications Holdings Limited

Marconi (Bruton Street) Limited

Marconi (DGP1) Limited

Marconi (DGP2) Limited

Marconi Bonding Limited

Marconi Optical Components Limited

Associated Electrical Industries Limited

English Electric Company Ltd

Marconi (Elliott Automation) Limited

Elliott Automation Holdings Limited

Marconi Aerospace Unlimited

Marconi UK Intellectual Property Limited

Marconi (NCP) Limited

Highrose Limited

Marconi Inc.

Marconi Holdings, LLC.

Marconi Communications North America Inc.

FS Holdings Corp.

FS Finance Corp.

Marconi Software International, Inc.

Metapath Software International (US), Inc.

Metapath Software International, Inc.

Marconi Intellectual Property (US), Inc.

Marconi Communications Holdings GmbH

Marconi Communications GmbH, a private company incorporated under the laws of the Federal Republic of Germany

Marconi Communications Real Estate GmbH

Marconi Holdings S.p.A.

Marconi Communications S.p.A.

Marconi Sud S.p.A.

Marconi Australia Holdings Pty Limited

Marconi Australia Pty Limited

Marconi Communications Asia Limited

G.E.C. (Hong Kong) Limited

Bruton Street Overseas Investments Limited

Regents Place, Inc.

                                   SCHEDULE 2

                            FORM OF ACCESSION LETTER

To:      [    ] as SECURITY TRUSTEE

         [    ] as JUNIOR NOTE TRUSTEE

From:    [Member of the Group]                                    Dated:

Dear Sirs

GUARANTEE DATED 19 MAY, 2003 (THE "GUARANTEE") OF THE GUARANTEED JUNIOR SECURED
                   NOTES DUE 2008 OF MARCONI CORPORATION plc

1. [Member of the Group] agrees to become an additional Guarantor and to be bound by the terms of the Guarantee as a Guarantor pursuant to Clause 4 of the Guarantee. [Member of the Group] is a [company duly incorporated] under the laws of [name of relevant jurisdiction] and is a [limited liability company] with registered number [ ].

2.       [Member of the Group's] administrative details are as follows:

         Address:

         Fax No.:

         Attention:

3.       This deed is governed by English law.

4. Terms which are used in this Accession Letter which are not defined in this Accession Letter but are defined in the Guarantee shall have the meaning given to those terms in the Guarantee.

5.       This Accession Letter is entered into by deed.

[MEMBER OF THE GROUP]

                                   SCHEDULE 3

                                   DEFINITIONS

         "ACQUIRED DEBT" means, with respect to any specified Person:

         (1) Indebtedness of any other Person existing at the time such other Person is merged with or into or becomes a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and

         (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

         "ACQUISITION" means any acquisition or purchase, directly or indirectly, including without limitation by merger, consolidation or reorganization, of any business or any assets constituting a business or line of business.

         "ADDITIONAL AMOUNTS" has the meaning set forth in Section 4.37 (Additional Amounts).

         "ADDITIONAL GUARANTOR" means any Person that becomes a Guarantor of the Senior Notes after the Issue Date.

         "ADJUSTED TREASURY RATE" means, with respect to any Repayment Date for the Senior Notes, the rate per annum equal to the sum of 0.5% and the quarterly equivalent yield to maturity of the Comparable Treasury Issue for the Senior Notes, assuming a price for the Comparable Treasury Issue for the Senior Notes (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Senior Notes for the Repayment Date.

         "AFFECTED PENSION PARTICIPANTS" means (1) employees associated with the assets that are the subject of an Asset Sale at the time of any such Asset Sale,
(2) employees formerly associated with the assets that are the subject of an Asset Sale, and (3) beneficiaries, survivor payees and alternate payees of an employee or former employee described in (1) or (2) of this definition.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, and, in the case of a natural Person, any immediate family member of such Person. For purposes of this definition, "control", as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 20% or more of the Voting Stock of a Person will be deemed to be control. For purposes of this definition, the terms "controlling", "controlled by" and "under common control with" have correlative meanings.

         "AGENCY AGREEMENT" means the agreement, in substantially the form set out in Schedule 8 (Form of Agency Agreement), appointing the initial Paying Agent and the Registrar in relation to the Senior Notes for the purposes specified therein and any other agreement for the time being in force appointing successor Paying Agents and/or Registrars in relation to the

                                 Schedule 3 - 1

Senior Notes, or in connection with their duties, the terms of which have previously been approved in writing by the Trustee.

         "ASSET SALE" means:

         (1) the sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights (including, for the avoidance of doubt, Equity Interests of a Subsidiary of the Issuer), including by way of merger, consolidation or reorganization, provided that the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, including for the avoidance of doubt the Equity Interests in any holding company for such property or assets, to any "person" (as that term is defined in Section 13(d)(3) of the US Exchange Act including, for the avoidance of doubt, any person or persons acting in concert with such person), or any merger, consolidation or reorganization of the Issuer with any Person, will be governed by the provisions of this Indenture set forth in Section 5.01 (Merger, Consolidation or Sale of Assets) and not by the provisions of this Indenture set forth in Section 4.03 (Asset Sales); and

         (2)      the issuance of Equity Interests by any of the Issuer's
                  Subsidiaries.

         Notwithstanding the preceding, the following items will not be deemed to be Asset Sales:

         (1) any single transaction or series of related transactions that involves assets, property or rights having a Fair Market Value of less than L500,000;

         (2) the sale, lease, transfer, conveyance or other disposition (other than pursuant to a Sale and Leaseback Transaction) of inventory (including equipment that constitutes inventory) or accounts receivable, in each case in the ordinary course of business and on arm's-length terms;

         (3)      the sale or other disposition of cash or Cash Equivalents;

         (4) any transaction constituting a Restricted Payment or an Investment that is permitted by Section 4.04 (Restricted Payments);

         (5)      a Permitted Intra-Group Transfer;

         (6) the waiver, compromise, settlement, release or surrender of any right or claim in the ordinary course of business;

         (7) a disposition constituting, or resulting from, the enforcement of a Permitted Lien, or the liquidation, dissolution, administration or winding up of a Subsidiary of the Issuer;

         (8) the sale or other disposition of any assets (other than cash or Cash Equivalents) in exchange for equity securities that are listed on an internationally recognized securities exchange, provided that the aggregate Fair Market Value (determined as of the respective dates on which the Issuer and its Subsidiaries enter into

                                 Schedule 3 - 2
                  binding commitments to sell such assets for such equity securities) of all such equity securities received by the Issuer and its Subsidiaries from and after the Issue Date does not exceed L50 million (or the Sterling Equivalent), provided further that all such equity securities are disposed of for Cash Equivalents in an Asset Sale within 90 days of the later of (a) receipt of such equity securities and (b) the expiration of any period not longer than 180 days in which the Issuer or any Subsidiary of the Issuer agrees pursuant to the documentation relating to such sale or disposition not to dispose of any part of such equity securities without the consent of a third party;

         (9)      Italian Invoice Discounting;

         (10) leases, subleases and licences of assets, properties or rights, other than Intellectual Property;

         (11) licences, sub-licences and non-exclusive escrow and access agreements of or with respect to Intellectual Property of the Issuer and any of its Subsidiaries entered into in the ordinary course of business, provided that (a) any such transaction is expressly permitted under or approved in accordance with the terms of the applicable Intellectual Property Licence Agreements or (b) if such transaction is not the subject of the Intellectual Property Licence Agreements and the Intellectual Property is a Patent, the Issuer provides express prior written consent to such transaction;

         (12) the sale, lease, sublease, transfer, conveyance or license of Intellectual Property from UK IPR Co, US IPR Co or Ringfenced IPR Co to a Subsidiary of the Issuer in connection with any disposition of such Subsidiary or of assets, properties or rights by such Subsidiary which is otherwise permitted by this Indenture;

         (13) the sale or other disposition of assets received in compromise or settlement of claims of the Issuer or any of its Subsidiaries against a customer or other trade debtor; and

         (14) the sale or other disposition of promissory notes, loan notes or evidences of indebtedness of customers received by the Issuer or any of its Subsidiaries pursuant to vendor finance arrangements in the ordinary course of business and on arm's-length terms.

         "ATTRIBUTABLE DEBT" in respect of a Sale and Leaseback Transaction, the lease portion of which is a finance or capital lease that would be required to be capitalized on a balance sheet in accordance with generally accepted accounting principles applicable in the United Kingdom as in effect at the time such lease was entered into, means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with generally accepted accounting principles applicable in the United Kingdom as in effect at the time such lease was entered into.

                                 Schedule 3 - 3

         "BANKRUPTCY LAW" means Title 11 of the United States Code (11 U.S.C. 101 et. seq.), or any similar United States federal or state law or any relevant law in any other jurisdiction of organization or location of any assets of any Obligor or Significant Subsidiary or any similar law (including, without limitation, (1) the laws of the United Kingdom relating to moratorium, administration, bankruptcy, insolvency, receivership, winding up, liquidation, reorganization or relief of debtors, and (2) the laws of any other jurisdiction relating to bankruptcy, moratorium, insolvency, receivership, reorganization or other relief of debtors and composition with creditors, or any amendment to, succession to or change in such law).

         "BBRS BUSINESS" means the broadband routing and switching business of the US Subsidiaries.

         "BENEFICIAL OWNER" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the US Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is defined in Section 13(d)(3) of the US Exchange Act including, for the avoidance of doubt, any person or persons acting in concert with such person) such "person" will be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

         "BOARD OF DIRECTORS" means:

         (1) with respect to a corporation, the board of directors or other equivalent body of the corporation (or any duly authorized committee thereof) and, in the case of any corporation having both a supervisory board and an executive or management board, the supervisory board (or any duly authorized committee thereof);

         (2) with respect to a limited partnership, the board of directors or other equivalent body (or any duly authorized committee thereof) of the general partner of the partnership; and

         (3) with respect to any other Person, the board or committee of such Person serving a similar function.

         "BOARD RESOLUTION" means, with respect to the Issuer or any Guarantor, a copy of a resolution certified by the company secretary or an assistant company secretary of the Issuer or such Guarantor, as the case may be, to have been duly adopted by the Board of Directors of the Issuer or such Guarantor, as the case may be, and to be in full force and effect on the date of such certification and delivered to the Trustee.

         "BRITISH POUNDS STERLING", "STERLING" and "L" or any similar reference means the coin or currency of the United Kingdom that at the time of payment is legal tender for the payment of public and private debts.

         "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which commercial banks in the locations specified (or if no locations are specified, in London and New York) are open for general business.

                                 Schedule 3 - 4

         "CAPITAL EXPENDITURE" means any capital expenditure accounted for as a purchase of property, plant or equipment in accordance with Floating UK GAAP.

         "CAPITAL LEASE OBLIGATION" means, at the time any determination is to be made, the amount of the liability in respect of a finance or capital lease that would at that time be required to be capitalized on a balance sheet in accordance with generally accepted accounting principles applicable in the United Kingdom as in effect at the time such lease was entered into.

         "CAPITAL STOCK" means:

         (1) in the case of a corporation, any and all shares, interests, participations, or other equivalent (however designated and whether or not voting) of share capital;

         (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalent (however designated and whether or not voting) of share capital;

         (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

         (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "CAPTIVE INSURANCE COMPANY" means Marconi Insurance Limited, a limited liability company incorporated under the laws of Guernsey.

         "CASH COLLATERAL RELEASES" means all releases to, or upon the order or instructions of, the Issuer or any of its Subsidiaries of (1) collateral or security constituting cash or Cash Equivalents from any Person (other than the Issuer and its Subsidiaries), which collateral or security was provided by the Issuer or any of its Subsidiaries (a) prior to the Issue Date, (b) in the form of deposits into the Existing Performance Bond Escrow Account, (c) to the New Bonding Facility Security Trustee under the New Bonding Facility Agreement, (d) to any agent, security trustee or lender under, or otherwise in respect of, any Replacement New Bonding Facility Agreement, (e) in respect of any Existing Performance Bond, or (f) in respect of the Interim Bonding Facilities; provided that (i) releases of collateral or security constituting cash or Cash Equivalents in connection with any surety bond, appeal bond, bid bond, performance bond, letter of credit, bank guarantee or other obligation of a like nature issued by or on behalf of the Captive Insurance Company shall not constitute a Cash Collateral Release to the extent that the Captive Insurance Company retains such cash and Cash Equivalents, (ii) releases of collateral or security constituting cash or Cash Equivalents by the New Bonding Facility Security Trustee to a lender under the New Bonding Facility Agreement shall not constitute a Cash Collateral Release to the extent that such lender retains such cash and Cash Equivalents to secure the obligations owed to it under the New Bonding Facility Agreement, (iii) releases of collateral or security constituting cash or Cash Equivalents in connection with any Italian Easy Loan shall not constitute a Cash Collateral Release and (iv) releases of collateral or security constituting cash or Cash Equivalents in connection with the renewal or extension of any surety bond, appeal bond, bid bond, performance bond, letter of credit, bank guarantee or other obligation of a like nature issued under the Interim Bonding Facilities shall not constitute a Cash

                                 Schedule 3 - 5

Collateral Release to the extent that the issuer of the renewed or extended surety bond, appeal bond, bid bond, performance bond, letter of credit, bank guarantee or like obligation retains such cash or Cash Equivalents under the terms of an Interim Bonding Facility; or (2) cash or Cash Equivalents held in escrow with respect to sales, transfers or other dispositions of assets or property by the Issuer or any of its Subsidiaries prior to the Issue Date. For the avoidance of doubt, any release of cash or Cash Equivalents that has been held in escrow pursuant to any of the ESOP Escrow Agreement, the Mobile ESOP Escrow Agreement, the Israeli ESOP Escrow Agreement or the Singapore ESOP Escrow Agreement shall not constitute a Cash Collateral Release.

         "CASH EQUIVALENTS" means:

         (1) United States dollars, British pounds sterling, Euro, any other currency that is freely convertible into any of the foregoing or a claim on the European Central Bank;

         (2) securities (i) issued or directly and fully guaranteed or insured by the US government or any agency or instrumentality of the US government (provided that the full faith and credit of the United States is pledged in support of those securities), or (ii) which are denominated in Euro or British pounds sterling and are issued by, or directly and fully guaranteed or insured by a member of the European Union, or any agency or instrumentality thereof, and which mature, in each case, within six months after the date of acquisition;

         (3) certificates of deposit and Eurodollar time deposits issued by a Highly Rated Financial Counterparty and which mature within six months after the date of acquisition;

         (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses
                  (2) and (3) above entered into with a Highly Rated Financial Counterparty;

         (5) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Rating Services (or any successor to the ratings business of either of the foregoing) and which matures within six months after the date of acquisition;

         (6) marketable direct obligations of any member of the European Union, in each case rated at least "AAA" or the equivalent thereof by both Moody's Investors Service Inc. and Standard & Poor's Rating Services (or any successor to the ratings business of either of the foregoing), or obligations fully and unconditionally guaranteed by one of those sovereign nations (or any agency thereof), of the type and maturity described in clauses (2) through (5) above, which have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies; and

         (7) money market funds with at least 95% of the fund's assets constituting Cash Equivalents of the kinds described in clauses (1) through (6) of this definition.

                                 Schedule 3 - 6

         "CDI" means:

         (1) in the case of DTC, a certificateless depositary interest representing an interest in Global Senior Notes; or

         (2) in the case of Euroclear or Clearstream, Luxembourg, a certificated depositary interest representing an interest in Global Senior Notes.

         "CHANGE OF CONTROL" means the occurrence of any of the following:

         (1) the adoption of a plan relating to the solvent liquidation or dissolution of the Issuer;

         (2) the consummation of any transaction the result of which is that any "person" (as defined in the definition of Beneficial Owner above) becomes the Beneficial Owner, directly or indirectly, of more than 30% of the Voting Stock of the Issuer, measured by voting power rather than number of shares, provided that it shall not constitute a Change of Control if such person acquired Beneficial Ownership of Voting Stock of the Issuer inadvertently (including, without limitation, because (a) such person was unaware that it Beneficially Owned more than 30% of the Voting Stock of the Issuer or (b) such person was aware of the extent of such Beneficial Ownership but such person acquired Beneficial Ownership of such Voting Stock without any plan or intention to change or influence the control of the Issuer), and such person promptly (and in any event within fifteen (15) London Business Days after becoming aware of the extent of such Beneficial Ownership) divests sufficient Voting Stock of the Issuer so that such person ceases to be the Beneficial Owner, directly or indirectly, of more than 30% of the Voting Stock of the Issuer, measured by voting power rather than number of shares; or

         (3) the first day on which a majority of the members of the Board of Directors of the Issuer are not Continuing Directors.

         "CLEARSTREAM, LUXEMBOURG" means Clearstream, Banking societe anonyme.

         "COMPARABLE TREASURY ISSUE" means, with respect to any Repayment Date, the United States Treasury security selected by an independent investment banking firm in London (selected by the Issuer) as having a maturity comparable to the remaining term of the Senior Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in United States dollars of comparable maturity to the remaining term of the Senior Notes.

         "COMPARABLE TREASURY PRICE" means, with respect to any Repayment Date,
(1) the average of the bid and asked prices for the Comparable Treasury Issue for the Senior Notes (expressed in each case as a percentage of its principal amount) on the third New York Business Day preceding such Repayment Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (2) if such release (or any successor release) is not published or does not contain such prices on such New York Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Repayment Date

                                 Schedule 3 - 7
after excluding the highest and lowest of such Reference Treasury Dealer Quotations or (b) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

         "COMPOSITE GUARANTEE" means the Guarantee made on 19 May 2003 by the Issuer and the Guarantors in favor of the Security Trustee of the obligations of the Obligors under the Security Trust and Intercreditor Deed, any Agent/Trustee/New Bonding Facility Bank Accession Letter, any Guarantor Accession Letter, the Escrow Agreement, the New Bonding Facility Agreement, the Security Documents (other than the Guarantee of the Senior Notes, the Guarantee of the Junior Notes and the Composite Guarantee), the Fee Letter and any Additional Remuneration Fee Letter (as such terms are defined therein).

         "CONSOLIDATED EBITDA" means, with respect to any specified Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) for any period, the Consolidated Profit Before Taxes of such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, of such Person) for such period:

         (1) plus an amount equal to any extraordinary or exceptional (whether operating or non-operating) costs or losses realized by such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) for such period, to the extent such costs or losses were deducted in computing such Consolidated Profit Before Taxes;

         (2) minus an amount equal to any extraordinary or exceptional (whether operating or non-operating) income or gains realized by such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) for such period, to the extent such income or gains were included in computing such Consolidated Profit Before Taxes;

         (3) plus an amount equal to any costs or losses realized by such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) in respect of discontinued operations for such period, to the extent such costs or losses were deducted in computing such Consolidated Profit Before Taxes;

         (4) minus an amount equal to any income or gains realized by such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) in respect of discontinued operations for such period, to the extent such income or gains were included in computing such Consolidated Profit Before Taxes;

         (5) plus an amount equal to the Consolidated Gross Finance Charges for such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, for such Person) for such period, to the extent that such Consolidated Gross Finance Charges were deducted in computing such Consolidated Profit Before Taxes;

                                 Schedule 3 - 8

         (6) plus an amount equal to interest paid or accrued on the Junior Notes for such period to the extent such amount was deducted in computing such Consolidated Profit Before Taxes;

         (7) minus an amount equal to the Consolidated Gross Finance Income for such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, for such Person) for such period, to the extent that such Consolidated Gross Finance Income was included in computing such Consolidated Profit Before Taxes;

         (8) plus an amount equal to the equity in net losses of joint ventures and associates of such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, of such Person) for such period, to the extent that such amounts were deducted in computing such Consolidated Profit Before Taxes;

         (9) minus an amount equal to the equity in net income of joint ventures and associates of such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, of such Person) for such period, to the extent that such amounts were included in computing such Consolidated Profit Before Taxes;

         (10) plus an amount equal to depreciation and amortization (including amortization or impairment of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) of such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, of such Person) for such period, to the extent that such depreciation and amortization were deducted in computing such Consolidated Profit Before Taxes;

         (11) minus an amount equal to any foreign exchange gains recorded in the profit and loss account in respect of the retranslation of the balances outstanding under the Junior Notes and the Senior Notes for such period, to the extent such foreign exchange gains were included in computing such Consolidated Profit Before Taxes;

         (12) plus an amount equal to any foreign exchange losses recorded in the profit and loss account in respect of the retranslation of the balances outstanding under the Junior Notes and the Senior Notes for such period, to the extent such foreign exchange losses were deducted in computing such Consolidated Profit Before Taxes;

         (13) minus an amount equal to any finance income related to the expected return on pension and other retirement benefit schemes' assets for such period, to the extent such finance income was included in computing such Consolidated Profit Before Taxes;

         (14) plus an amount equal to any financing costs related to the interest on pension and other retirement benefit schemes' liabilities for such period, to the extent

                                 Schedule 3 - 9
                  such financing costs were deducted in computing such Consolidated Profit Before Taxes;

         (15) plus an amount equal to any non-cash expense recorded in the profit and loss account in respect of share options for such period, to the extent such non-cash expense was deducted in computing such Consolidated Profit Before Taxes;

         (16) minus an amount equal to any credit or provision release recorded in the profit and loss account in respect of share options for such period, to the extent such credit or provision release was included in computing such Consolidated Profit Before Taxes;

         in each case, on a consolidated basis and determined in accordance with Fixed UK GAAP, consistently applied.

         "CONSOLIDATED GROSS FINANCE CHARGES" means, with respect to any specified Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) for any period, without duplication, the aggregate amount of interest or amounts in the nature of interest, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings), commissions, fees, discounts and other finance payments payable by such Person and such of its Subsidiaries as are specified, in each case in respect of Indebtedness and paid or accrued in such period (including any commissions, fees, discounts and other finance payments payable by such Person and such of its Subsidiaries as are specified under any Permitted Hedging Transaction), on a consolidated basis, determined in accordance with Fixed UK GAAP, consistently applied, minus any interest paid or accrued on the Junior Notes.

         "CONSOLIDATED GROSS FINANCE INCOME" means, with respect to any specified Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) for any period, without duplication, the aggregate amount of interest or amounts in the nature of interest (including, without limitation, non-cash interest income), commissions, fees, discounts and other finance payments received by such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person), including any commissions, fees, discounts and other finance payments received by such Person and such of its Subsidiaries as are specified under any Permitted Hedging Transaction, on a consolidated basis, determined in accordance with Fixed UK GAAP, consistently applied.

         "CONSOLIDATED INDEBTEDNESS" means, with respect to any Person at any time, the consolidated Indebtedness of such Person and such of its Subsidiaries as are specified at such time that is required to appear on a balance sheet of such Person and such of its Subsidiaries as are specified in accordance with Fixed UK GAAP, consistently applied.

         "CONSOLIDATED PROFIT AFTER TAXES" means, with respect to any specified Person for any period, the aggregate of the Profit After Taxes of such Person and such of its Subsidiaries as are

                                 Schedule 3 - 10
specified for such period, on a consolidated basis, determined in accordance with Floating UK GAAP, consistently applied; provided that:

         (1) the Profit After Taxes (but not loss) of any Person that is not a Subsidiary of such Person or that is accounted for by the equity method of accounting will be included only to the extent of the amount of dividends or distributions paid in cash to the specified Person or such of its Subsidiaries as are Wholly-Owned Subsidiaries of such Person;

         (2) the Profit After Taxes of any specified Subsidiary of such Person will be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that Profit After Taxes is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its organizational documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its stockholders;

         (3) the Profit After Taxes of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition will be excluded;

         (4) any discharge of indebtedness income and any income or gain arising as a result of consummation of the Restructuring will be excluded; and

         (5) the cumulative effect of a change in accounting principles will be excluded.

         "CONSOLIDATED PROFIT BEFORE TAXES" means, with respect to any specified Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) for any period, the profit (loss) before taxes of such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, of such Person) for such period, on a consolidated basis, determined in accordance with Fixed UK GAAP, consistently applied; provided that:

         (1) the profit (loss) before taxes of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition will be excluded; and

         (2) any discharge of indebtedness income and any income or gain arising as a result of consummation of the Restructuring will be excluded.

         "CONTINUING DIRECTORS" means, as of any date of determination, any member of the Board of Directors of the Issuer who:

         (1)      was a member of such Board of Directors on the Issue Date; or

         (2) was nominated for election or elected to such Board of Directors with the approval of a majority of those members of such Board of Directors at the time of such nomination or election who were either (a) a member of such Board of Directors on the Issue Date or (b) nominated for election or elected in accordance with this clause (2).

                                 Schedule 3 - 11

         "CORPORATE TRUST OFFICE" means the office of the Trustee in which its corporate trust business is principally administered, which as of the date hereof is located at 767 Third Avenue, 31st Floor, New York, NY 10017.

         "DEFAULT" means any event that is, or with the passage of time or the giving of notice or the making of any determination or any combination thereof would be, an Event of Default.

         "DEFAULT RATE" means 10% per annum.

         "DEFINITIVE REGISTERED SENIOR NOTES" means Senior Notes in definitive registered form.

         "DEPOSIT AGREEMENT" means the deposit agreement dated as of the Issue Date between the Issuer and The Bank of New York, as Depositary.

         "DEPOSITARY" means the Person appointed as agent by the Issuer under the Deposit Agreement for the purposes of maintaining records in which it shall record the ownership, transfer and increases or decreases in the principal amount of CDIs in a Global Senior Note, which initially shall be The Bank of New York.

         "DERIVATIVE TRANSACTION" means any transaction (including an agreement with respect thereto) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, equity derivative transaction, bond option, interest rate option, credit default swap, credit derivative transaction, foreign exchange transaction (other than a spot foreign exchange transaction), cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, futures contract, futures transaction, any other derivative contract or any other similar transaction (including any option or future with respect to any of these transactions), and any combination of these transactions.

         "DISINTERESTED DIRECTOR" means, with respect to any transaction or series of related transactions, a member of the Board of Directors of the Issuer who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions. Ownership of the Issuer's Equity Interests and/or employment arrangements with the Issuer or any of its Subsidiaries shall not constitute a material direct or indirect financial interest in or with respect to a transaction or series of related transactions not directly related to such ownership or such employment arrangement.

         "DISINTERESTED OFFICER" means, with respect to any transaction or series of related transactions, an Officer of the Issuer who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions. Ownership of the Issuer's Equity Interests and/or employment arrangements with the Issuer or any of its Subsidiaries shall not constitute a material direct or indirect financial interest in or with respect to a transaction or series of related transactions not directly related to such ownership or such employment arrangement.

         "DISQUALIFIED STOCK" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exercisable or exchangeable, in each case at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is

                                 Schedule 3 - 12
one year after the date on which the Senior Notes mature. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require the Issuer to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale will not constitute Disqualified Stock if the terms of such Capital Stock provide that the Issuer may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 4.04 (Restricted Payments).

         "DISTRIBUTION AGENT" means The Bank of New York as distribution agent pursuant to the Escrow and Distribution Agreement and any successor from time to time.

         "DOLLAR EQUIVALENT" means, with respect to any monetary amount in a currency other than United States dollars, at any time of determination thereof, the amount of United States dollars obtained by translating the amount of such foreign currency into United States dollars at the spot rate for the purchase of United States dollars with the applicable foreign currency as published in the Wall Street Journal on the date that is two (2) New York Business Days prior to such determination.

         Except as set forth in Section 4.07 (Limitation on Indebtedness and Preferred Stock), whenever it is necessary to determine compliance with any covenant that contains an amount expressed in United States dollars in this Indenture and an amount is expressed in a currency other than United States dollars, such amount will be treated as the Dollar Equivalent determined as of the date such amount is initially determined in such other currency.

         "DTC" means The Depository Trust Company or its nominee.

         "ENFORCEMENT EVENT" means the acceleration of any Secured Obligations (other than Secured Obligations arising under the New Bonding Facility Agreement) or any declaration that any Secured Obligations (other than Secured Obligations arising under the New Bonding Facility Agreement) are prematurely due and payable (other than solely as a result of it becoming unlawful for a Secured Creditor to perform its obligations under the Relevant Documents) or any failure by any Obligor to pay any principal amount in respect of any Secured Obligations (other than Secured Obligations arising under the New Bonding Facility Agreement) whether on maturity or otherwise.

         "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exercisable or exchangeable for, Capital Stock).

         "ESCROW ACCOUNTS" means the Mandatory Redemption Escrow Accounts and the Existing Performance Bond Escrow Accounts established pursuant to the Escrow Agreement.

         "ESCROW AGREEMENT" means the escrow agreement dated on or about the date of the Security Trust and Intercreditor Deed and made between HSBC Bank plc as New Bonding Facility Agent and New Bonding Facility Security Trustee, the Security Trustee, the Escrow Bank and the Issuer establishing and setting out the terms and conditions of each of the Escrow Accounts.

         "ESCROW AND DISTRIBUTION AGREEMENT" means the escrow and distribution agreement dated March 27, 2003 between the Issuer, Marconi plc, the security trustee named therein, The

                                 Schedule 3 - 13

Bank of New York as distribution agent, The Law Debenture Trust Corporation p.l.c., Ancrane, Bondholder Communications Group and the Supervisors (as defined therein) with respect to the Restructuring.

         "ESCROW BANK" means the Person acting as Escrow Bank under the Escrow Agreement, which initially shall be HSBC Bank plc.

         "ESOP ESCROW AGREEMENT" means the ESOP escrow agreement dated December 13, 2002 between Marconi plc, the Issuer, HSBC Bank plc and Barclays Bank PLC.

         "EURO" or "E" means the currency introduced at the start of the third stage of the European economic and monetary union pursuant to the Treaty establishing the European Community, as amended by the Treaty on European Union.

         "EUROCLEAR" means Euroclear Bank S.A./N.V.

         "EUROPEAN UNION" means the European Union, including the countries of Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom, but not including any country which becomes a member of the European Union after the Issue Date.

         "EVENT OF DEFAULT", when used with respect to the Senior Notes, has the meaning set forth in Section 6.01 (Events of Default).

         "EXCLUDED ASSET SALE AND LIQUIDATION PROCEEDS" means (1) the first L82 million (or the Sterling Equivalent) of Net Proceeds and/or Liquidation Proceeds received by the Issuer and its Subsidiaries with respect to Excluded Assets, minus (2) the aggregate Net Proceeds and/or Liquidation Proceeds received by the Issuer and its Subsidiaries with respect to Excluded Assets prior to the Issue Date.

         "EXCLUDED ASSETS" means assets, rights and properties that have been identified as such in writing by the Issuer to the Trustee, the Junior Note Trustee and the Security Trustee and that have been confirmed in writing by PricewaterhouseCoopers.

         "EXISTING INDEBTEDNESS" means Indebtedness of the Issuer and its Subsidiaries (other than Indebtedness owed to the Issuer or any Subsidiary of the Issuer) in existence (i) on the Scheme Launch Date or (ii) incurred after the Scheme Launch Date and in existence on the Issue Date and as set forth in
Schedule 3 (Existing Indebtedness incurred after the Scheme Launch Date) hereto, in each case until such amounts are repaid.

         "EXISTING INTERCOMPANY INDEBTEDNESS" means Indebtedness owed by the Issuer or any of its Subsidiaries to the Issuer or any other Subsidiary of the Issuer (for purposes of this definition, the "CREDITOR") on the Issue Date, in each case until such amounts are repaid, provided that (1) in the event a particular Subsidiary of the Issuer is the creditor in respect of Indebtedness of the Issuer and all its Subsidiaries that in the aggregate exceeds L20 million (or the Sterling Equivalent), such creditor Subsidiary is a party to the Security Trust and Intercreditor Deed and (2) such Indebtedness is unsecured. For purposes of this definition, any Subsidiary of the Issuer that owns or holds any shares of Preferred Stock or Disqualified Stock issued by the Issuer or any of its other Subsidiaries shall constitute the creditor with respect to such Preferred Stock or Disqualified Stock.

                                 Schedule 3 - 14

         "EXISTING PERFORMANCE BOND ESCROW ACCOUNT" means the Escrow Accounts established pursuant to the Escrow Agreement to be used to satisfy certain obligations of the Issuer and its Subsidiaries to provide cash collateral under Existing Performance Bonds.

         "EXISTING PERFORMANCE BONDS" means surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature issued by a bank, insurance company or other financial institution on behalf of the Issuer or any of its Subsidiaries in existence on the Issue Date and not issued pursuant to the Interim Bonding Facilities, until such bonds, letters of credit, guarantees or other obligations expire, terminate or are cancelled.

         "EXTERNAL ASSETS" means, with respect to any specified Person on any date, the total assets of such Person, after eliminating intercompany assets and investments in Subsidiaries, on such date and in accordance with Floating UK GAAP.

         "EXTERNAL SALES" means, with respect to any specified Person for any period, the total revenues of such Person, after eliminating intercompany sales, for such period and in accordance with Floating UK GAAP.

         "FAIR MARKET VALUE" means, with respect to any asset, right or property, the sale value that would be obtained in an arm's-length free market transaction between an informed and willing seller and an informed and willing buyer.

         "FIXED UK GAAP" means generally accepted accounting principles applicable in the United Kingdom including Financial Reporting Standards and Statements of Standard Accounting Practices issued by the Accounting Standards Board Limited and as in effect on March 31, 2003.

         "FLOATING UK GAAP" means generally accepted accounting principles applicable in the United Kingdom including Financial Reporting Standards and Statements of Standard Accounting Practices issued by the Accounting Standards Board Limited and as in effect from time to time.

         "GERMAN IP GUARANTOR" means Marconi Communications GmbH, a private company incorporated under the laws of Germany.

         "GLOBAL SENIOR NOTES" means each global security in bearer form, representing all or a part of the Senior Notes, without coupons for payments attached, authenticated and delivered to the Holder of such Senior Notes or such portion of such Senior Notes in accordance with Section 2.05 (Execution, Authentication, Delivery and Dating).

         "GROUP" means all the Group Companies.

         "GROUP COMPANY" means the Issuer or any Subsidiary of the Issuer.

         "GROUP LICENCE AGREEMENT" means the intra-group licence agreement among the Issuer and the operating companies within the Group dated on or before the Issue Date providing for a licence authorizing the Issuer and each of its Subsidiaries to use the Intellectual Property of each of them to the extent that such use is ongoing on the Issue Date.

                                 Schedule 3 - 15

         "GUARANTEE" means a guarantee, direct or indirect, of the obligation of another Person in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness of any Person. The term "GUARANTEE" shall not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" used as a verb has a corresponding meaning.

         "GUARANTEE OF THE JUNIOR NOTES" means the Guarantee of the Junior Notes by the Guarantors executed and delivered pursuant to Article 11 of the Junior
Note Indenture.

         "GUARANTEE OF THE SENIOR NOTES" means the Guarantee of the Senior Notes by the Guarantors executed and delivered pursuant to Article 11 of this Indenture.

         "GUARANTORS" means each Non-US Guarantor and each US Guarantor.

         "HIGHLY RATED FINANCIAL COUNTERPARTY" means a bank or financial institution whose financial obligations are rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard and Poor's Rating Services (or any successor to the ratings business of either of the foregoing) or the equivalent rating category of another internationally recognized rating agency.

         "HOLDER" means (i) for so long as any Senior Notes are represented by one or more Global Senior Notes, the bearer thereof which shall be the Depositary and (ii) in the event that Definitive Registered Senior Notes are issued, the Person in whose name a Definitive Registered Senior Note is registered on the Registrar's books.

         "INDEBTEDNESS" means, with respect to any specified Person, without duplication:

         (1)      all indebtedness of such Person for borrowed money;

         (2) all obligations of such Person evidenced by bonds, notes, debentures, loan stock or similar instruments;

         (3) all obligations, contingent or otherwise, of such Person in respect of surety bonds, appeal bonds, bid bonds, performance bonds or other obligations of a like nature;

         (4) all obligations, contingent or otherwise, of such Person in respect of letters of credit, banker's acceptances, bank guarantees, acceptance or other similar facilities, in each case, including reimbursement obligations or agreements in respect thereof;

         (5)      all Capital Lease Obligations of such Person;

         (6) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), and all obligations of such Person representing the balance deferred and unpaid of the purchase price of any property or services, but in each case excluding trade payables and other accrued current liabilities arising in the ordinary course of business;

                                 Schedule 3 - 16

         (7) all Attributable Debt with respect to any Sale and Leaseback Transaction of such Person;

         (8) receivables sold or discounted (including, for the avoidance of doubt, transactions having the economic effect of a sale or discounting of receivables) by such Person, provided that receivables to the extent they are sold or discounted on a non-recourse basis shall be disregarded, and for this purpose, where recourse:

                  (a)      is limited to the receivables sold; and/or

                  (b) arises as a result of breach of warranties (or the equivalent), including warranties (or the equivalent) regarding the validity and enforceability of the receivables sold but excluding warranties (or the equivalent) in respect of the creditworthiness of the receivable debtor;

                  the sale or discounting of such receivable shall be deemed to be on a non-recourse basis;

         (9) any amount raised under any other transaction by such Person (including any forward sale or purchase agreement) having the commercial effect of a borrowing, excluding trade payables and other accrued current liabilities arising in the ordinary course of business;

         (10) all obligations of such Person under any Derivative Transaction (the amount of any such obligations to be equal at any time to the termination value of such agreement or arrangement giving rise to such obligation that would be payable by such Person at such time);

         (11) the greater of the voluntary or involuntary maximum fixed repurchase price of all Disqualified Stock of such Person; and

         (12) any Preferred Stock issued by such Person, other than the Issuer.

         In addition, the term "Indebtedness" includes all Indebtedness of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or with respect to any asset or property of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, any Guarantee or indemnity of the specified Person with respect to any Indebtedness of any other Person.

         The amount of any Indebtedness outstanding as of any date will be:

         (1) in the case of any Indebtedness issued with original issue discount, the accreted value of the Indebtedness; and

         (2) in the case of any other Indebtedness, the principal amount of the Indebtedness, together with any interest on the Indebtedness that is more than 30 days past due.

                                 Schedule 3 - 17

         "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "INDENTURES" means this Indenture and the Junior Note Indenture.

         "INITIAL SECURITY DOCUMENTS" means the security documents to be dated on or before the Issue Date that are set forth in Schedule 2 (Initial Security Documents) hereto.

         "INITIAL TRANSACTION SECURITY" means all assets, properties and rights of the Issuer and its Subsidiaries that are subject to Liens pursuant to the terms and provisions of the Initial Security Documents in order to secure the Secured Obligations.

         "INTELLECTUAL PROPERTY" means all industrial and intellectual property rights whether registered or not including pending applications for registration of such rights and the right to apply for registration of such rights including but not limited to Patents, utility models, design patents, registered designs, design rights, trade and service marks, copyrights (including copyright and equivalent rights in computer software), rights in inventions, technical information, rights in know-how, business names, database rights, processes, models, formulae and experiments and all rights of equivalent or similar effect to any of those which may subsist anywhere in the world.

         "INTELLECTUAL PROPERTY LICENCE AGREEMENTS" means (1) the licences from the IPR SPVs (and in the case of the German IP Guarantor, the Security Trustee) to the relevant Subsidiaries of the Issuer, (2) the Research and Development Cost Sharing Agreement and (3) the Group Licence Agreement.

         "INTERIM BONDING FACILITIES" means (1) the interim bonding facility dated May 10, 2002, as amended, among Barclays Bank PLC, HSBC Bank plc and JPMorgan Chase Bank and Marconi Bonding Limited providing for the issuance of surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature and (2) the temporary bonding facility dated February 8, 2002 among Barclays Bank PLC, HSBC Bank plc and Marconi Bonding Limited providing for the issuance of surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature.

         "INTRA-GROUP LIABILITIES" means all present or future sums, liabilities and obligations whatsoever (actual or contingent) payable, owing, due or incurred by any Intra-Group Borrower (as defined in the Security Trust and Intercreditor Deed) to any Intra-Group Creditor (as defined in the Security Trust and Intercreditor Deed) (whether pursuant to an Intra-Group Document (as defined in the Security Trust and Intercreditor Deed) or otherwise), other than sums, liabilities and obligations arising in the ordinary course of business which do not constitute Indebtedness.

         "INVESTMENTS" means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Subsidiaries and Affiliates of such Person) in the form of loans (including Guarantees or similar arrangements), advances (by means of any transfer of cash or other property to a Person other than the Issuer or any of its Subsidiaries or any payment for property or services for the account or use of a Person other than the Issuer or any of its Subsidiaries), or capital contributions or purchases or other acquisitions for consideration of

                                 Schedule 3 - 18

Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with Floating UK GAAP. The acquisition by the Issuer or any Subsidiary of the Issuer of a Person that becomes a Subsidiary of the Issuer or any Subsidiary of the Issuer and that holds an Investment in a third Person will be deemed to be an Investment by the Issuer or such Subsidiary in such third Person in an amount equal to the Fair Market Value of the Investment held by the acquired Person in such third Person in an amount determined as provided in
Section 4.04 (Restricted Payments).

         "IPR SPV" means each of UK IPR Co, US IPR Co and Ringfenced IPR Co.

         "ISRAELI ESOP ESCROW AGREEMENT" means the escrow agreement dated October 21, 2002 between the Issuer, Marconi plc, HSBC Bank plc, Barclays Bank PLC, Bedell Cristin Trustees Limited and Allen & Overy.

         "ISSUE DATE" means the date on which the Senior Notes are first originally issued.

         "ISSUER" means Marconi Corporation plc and any successor thereto.

         "ISSUER REQUEST" and "ISSUER ORDER" means, respectively, a written request or order signed in the name of the Issuer by any Officer and delivered to the Paying Agent or the Trustee (as the case may be).

         "ITALIAN EASY LOANS" means the subsidized loans existing as of the Issue Date granted by the Italian Ministry of Productive Activities (formerly, Ministry of Industry), either directly or through its authorized agents, in favor of Marconi Communications S.p.A. and Marconi Sud S.p.A. or any other Subsidiary of the Issuer incorporated or organized under the laws of Italy pursuant to the provisions of Law No. 46 dated February 17, 1982 and Legislative Decree No. 297 dated July 27, 1999.

         "ITALIAN INVOICE DISCOUNTING" means the discounting or factoring (including, for the avoidance of doubt, transactions having the economic effect of discounting or factoring) by Non-US Subsidiaries incorporated or organized under the laws of Italy of trade receivables owed to such Non-US Subsidiaries in the ordinary course of business on arm's-length terms, provided that (1) the aggregate gross proceeds received from all such trade receivables discounted or factored from and after the Issue Date does not exceed (euro)60 million (or the equivalent in other currencies) and (2) such discounting or factoring is on a non-recourse basis within the meaning specified in clause (8) of the definition of Indebtedness.

         "ITALIAN MORTGAGES" means mortgages over real property constituting Transaction Security granted by Marconi Communications S.p.A. and Marconi Sud S.p.A.

         "JUNIOR NOTE INDENTURE" means the indenture dated as of May 19, 2003 between and among Marconi Corporation plc as issuer, the initial guarantors named therein and JPMorgan Chase Bank as trustee, governing the Junior Notes, as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof.

         "JUNIOR NOTE INTEREST PAYMENT DATE" means each January 31, April 30, July 31 and October 31, commencing July 31, 2003.

                                 Schedule 3 - 19

         "JUNIOR NOTE TRUSTEE" means JPMorgan Chase Bank or any successor trustee appointed pursuant to the applicable provisions of the Junior Note Indenture.

         "JUNIOR NOTES" means the Guaranteed Junior Secured Notes due 2008 issued by the Issuer pursuant to the Junior Note Indenture.

         "JUNIOR PIK NOTES" means any Junior Notes issued in payment of interest or Additional Amounts (as defined in the Junior Note Indenture) on outstanding Junior Notes pursuant to the Junior Note Indenture.

         "LIEN" means, with respect to any asset or property, any mortgage or deed of trust, lien (statutory or otherwise), pledge, charge, security interest, assignment, deposit, easement, hypothecation, or other encumbrance of any kind upon or in respect of such asset or property, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale, capital lease or other title retention agreement, any lease in the nature thereof, any agreement to give a charge, mortgage or other security interest in and any filing of or agreement to give any financing statement under a statute or regulation of any jurisdiction.

         "LIQUIDATION PROCEEDS" means the aggregate cash and Cash Equivalents received by the Issuer or any of its Subsidiaries (i) in respect of the liquidation, dissolution or winding up of any Subsidiary of the Issuer in its capacity as holder of any Equity Interest in such Subsidiary that occurs following or otherwise in connection with the sale of all or substantially all the assets of such Subsidiary to a Person other than the Issuer or any of its Subsidiaries or (ii) in respect of the liquidation, dissolution or winding up of any Investment in a Person other than the Issuer or any of its Subsidiaries that is owned by the Issuer or a Subsidiary of the Issuer, net of, without duplication:

         (1) any cash investment in, or payment or repayment of any Indebtedness or other liability of, any Subsidiary of the Issuer being liquidated, dissolved, placed under administration or wound-up that is made by the Issuer or any other Subsidiary of the Issuer contemporaneously with such liquidation, dissolution, administration or winding-up, but only to the extent of the amount of such cash investment, payment or repayment;

         (2) the direct costs actually incurred by the Issuer or such Subsidiary including, without limitation, legal, accounting and investment banking fees, sales commissions, and taxes required to be paid or accrued as a liability under Floating UK GAAP as a consequence of such liquidation, dissolution, administration or winding-up, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements; and

         (3) all distributions and other payments required to be made to minority interest holders in any Subsidiary of the Issuer as a result of such liquidation, dissolution, administration or winding-up.

         "LONDON BUSINESS DAY" means a day (other than a Saturday or Sunday) on which commercial banks in London are open for general business.

         "MAKE-WHOLE AMOUNT" means, with respect to the Senior Notes and any Repayment Date, an amount equal to the sum of the present values of the remaining scheduled payments of

                                Schedule 3 - 20
principal and interest after such Repayment Date on the Senior Notes discounted to the Repayment Date on a quarterly basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate as determined by an independent investment banking firm in London (selected by the Issuer).

         "MANDATORY REDEMPTION ESCROW ACCOUNT" means the Escrow Account established pursuant to the Escrow Agreement to receive deposits to be applied to, inter alia, the mandatory redemption of the Junior Notes and/or the Senior Notes.

         "MCHI" means Marconi Holdings, LLC, a Delaware limited liability company, previously known as Marconi Communications Holdings, Inc., a Delaware Corporation.

         "MCHI PLAN OF LIQUIDATION AND DISSOLUTION" means the Plan of Complete Liquidation and Dissolution adopted and approved by the Board of Directors and stockholders, respectively, of MCHI in March 2001 as in effect on the Issue Date.

         "MOBILE ESOP ESCROW AGREEMENT" means the escrow agreement dated August 2, 2002 between the Issuer, Marconi plc, Marconi Bruton Street Limited, HSBC Bank plc, Barclays Bank PLC, Salomon Brothers International Limited, UBS AG, Bedell Cristin Trustees Limited and Slaughter and May.

         "NET PROCEEDS" means the aggregate cash and Cash Equivalents received by the Issuer or any of its Subsidiaries in respect of any Asset Sale (including, without limitation, payments in respect of deferred payment arrangements (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of, and any non-cash consideration received in any Asset Sale when disposed of for, cash or Cash Equivalents), net of, without duplication (but in each case provided that the Issuer may, in its discretion, elect not to deduct all or any portion of the following amounts from the aggregate cash and Cash Equivalents received):

         (1) all legal, title and recording tax expenses, commissions and other fees and expenses incurred (including fees and expenses of counsel, accountants and investment bankers) in connection with such Asset Sale;

         (2) all taxes required to be paid or accrued as a liability under Floating UK GAAP, consistently applied, as a consequence of such Asset Sale, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements;

         (3) all distributions and other payments required to be made to minority interest holders in any Subsidiary of the Issuer as a result of such Asset Sale;

         (4) amounts required to be applied to the repayment of Indebtedness secured by a Lien on the assets, properties or rights that were the subject of such Asset Sale, or Indebtedness which pursuant to applicable law must be repaid out of the proceeds of such Asset Sale;

         (5) amounts required to be applied to the repayment of Existing Indebtedness which by its terms, or in order to obtain a necessary consent to such Asset Sale, must be repaid out of the proceeds of such Asset Sale;

                                 Schedule 3 - 21

         (6) the provision of appropriate amounts by the Issuer or any of its Subsidiaries as a reserve against any liabilities and/or indemnification obligations retained and/or assumed by the Issuer or any of its Subsidiaries pursuant to such Asset Sale, as determined in accordance with, and only to the extent required by, Floating UK GAAP, as reflected in an Officers' Certificate of the Issuer delivered to the Trustee; and

         (7) to the extent required pursuant to any binding agreement between the Pension Benefit Guaranty Corporation and the Issuer or its Subsidiaries (a "PBGC AGREEMENT"), any amount contributed to the Marconi USA Employees' Retirement Plan or the RELTEC Corporation Retirement Plan (or any successor plans thereto) for any Affected Pension Participants representing not more than the allocable portion of any underfunding under such pension plan or plans attributable to Affected Pension Participants, to the extent that, in connection with such Asset Sale, the assets and liabilities under the applicable pension plan or plans attributable to such Affected Pension Participants are not transferred to a pension plan maintained by or on behalf of the acquirer in such Asset Sale (for purposes of this clause (7) the net underfunding shall be computed based on the present value of the applicable plan's assets and liabilities as of the date of the Asset Sale and using the applicable actuarial assumptions then being used by the Pension Benefit Guaranty Corporation of the United States for purposes of calculating plan termination liability and using such other actuarial assumptions and methods considered reasonable by the Issuer to determine such liabilities on the sale date based on employee data as of the previous plan valuation date updated to reflect significant demographic changes or, if less, in accordance with any PBGC Agreement), it being understood that, to the extent required under a PBGC Agreement upon the sale of the Outside Plant and Power Business or, if later, the sale of the North American Access Business, the RELTEC Corporation Retirement Plan shall be fully funded or the sponsorship thereof transferred to a third-party buyer of either such business unit;

provided, however, that if either (i) the instrument or agreement governing such Asset Sale requires the transferor to maintain a portion of the purchase price in escrow or otherwise segregate and set aside a portion of the purchase price, whether as a reserve for adjustment of the purchase price or otherwise, for a period not in excess of nine months or (ii) the Issuer, in its reasonable judgment, determines that it is desirable to segregate and set aside funds as a reserve for post-closing adjustments to the purchase price or post-closing balance sheet adjustments for a period not in excess of nine months, the portion of the cash or Cash Equivalents that is actually placed in escrow or segregated and set aside by the transferor shall not be deemed to be Net Proceeds until the escrow terminates or the transferor ceases to segregate and set aside such funds, in whole or in part, and then only to the extent of the proceeds released from escrow to the transferor or that are no longer segregated and set aside by the transferor.

         For the avoidance of doubt, the term "Net Proceeds" shall also include those amounts described as such in subclause (b) of Section 4.05 (Purchase and Cancellation of Notes).

         "NEW BONDING FACILITY AGREEMENT" means the L50 million committed revolving bonding facility agreement dated March 27, 2003 among the Issuer, Marconi Bonding Limited, the New

                                 Schedule 3 - 22

Bonding Facility Security Trustee, certain New Bonding Facility Banks and certain Non-US Subsidiaries providing for the issuance of surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature on behalf of the Issuer and/or any Non-US Subsidiary, as such agreement may be amended, extended, supplemented or otherwise modified from time to time (including, without limitation, any successive amendments, extensions, supplements or other modifications of the foregoing); provided that (1) the aggregate principal amount of Indebtedness at any one time outstanding thereunder shall not exceed L50 million (or the Sterling Equivalent) and (2) the term of such facility shall not extend beyond the date that is 30 months after the Issue Date (but, for the avoidance of doubt, Indebtedness and other obligations incurred or arising under such facility on or prior to the date that is 30 months after the Issue Date may extend beyond such date in accordance with the provisions of such facility).

         "NEW BONDING FACILITY BANKS" means those banks party to the Security Trust and Intercreditor Deed as New Bonding Facility Banks.

         "NEW BONDING FACILITY FUNDING AMOUNT" means at any time the lesser of
(i) L25,000,000 (or the Sterling Equivalent) and (ii) one half of the aggregate facility limit under the New Bonding Facility Agreement.

         "NEW BONDING FACILITY SECURITY TRUSTEE" means HSBC Bank plc or any successor appointed as agent and security trustee pursuant to the New Bonding Facility Agreement.

         "NEW PATENT" means any Patent for which an application for a Patent is filed by an IPR SPV, a UK IP Opco or a US IP Opco after the Effective Date.

         "NEW YORK BUSINESS DAY" means a day (other than a Saturday or Sunday) on which commercial banks in New York City and the Corporate Trust Office of the Trustee are open for general business.

         "NON-US GUARANTOR" means each of:

         (1)      Metapath Software International Limited

                  Mobile Systems International Holdings Limited
                  GPT Special Project Management Limited
                  Marconi Communications Limited, a private limited company incorporated under the laws of England and Wales
                  Marconi Communications International Limited
                  Marconi Communications China Limited
                  Marconi Communications International Investments Limited Marconi Communications International Holdings Limited Marconi Communications Investments Limited
                  Marconi Communications Holdings Limited
                  Marconi (Bruton Street) Limited
                  Marconi (DGP1) Limited
                  Marconi (DGP2) Limited
                  Marconi Bonding Limited
                  Marconi Optical Components Limited

                                 Schedule 3 - 23

                  Associated Electrical Industries Limited
                  English Electric Company Limited
                  Marconi (Elliott Automation) Limited
                  Elliott Automation Holdings Limited
                  Marconi Aerospace Unlimited
                  Marconi UK Intellectual Property Limited
                  Marconi (NCP) Limited
                  Highrose Limited
                  Marconi Inc.
                  Marconi Holdings, LLC
                  Marconi Communications North America Inc.
                  FS Holdings Corp.
                  FS Finance Corp.
                  Marconi Software International, Inc.
                  Metapath Software International (US), Inc.
                  Metapath Software International, Inc.
                  Marconi Intellectual Property (US), Inc.
                  Marconi Communications Holdings GmbH
                  Marconi Communications GmbH, a private company incorporated under the laws of the Federal Republic of Germany
                  Marconi Communications Real Estate GmbH
                  Marconi Holdings S.p.A.
                  Marconi Communications S.p.A.
                  Marconi Sud S.p.A. (to the extent provided in Section 11.01) Marconi Communications Telemulti Ltda. (to the extent provided in Section 11.01)
                  Marconi Australia Holdings Pty Limited
                  Marconi Australia Pty Limited
                  Marconi Communications Asia Limited
                  G.E.C. (Hong Kong) Limited
                  Bruton Street Overseas Investments Limited; and
                  Regents Place, Inc.;

         (2) any other Non-US Subsidiary that executes a Guarantee of the Senior Notes pursuant to this Indenture; and

         (3)      each of their respective successors.

         "NON-US SUBSIDIARY" means any Subsidiary of the Issuer other than a US Subsidiary.

         "NORTH AMERICAN ACCESS BUSINESS" means that portion of the network equipment business of the US Subsidiaries comprising the North American access systems business, which develops, manufactures, markets and sells last-mile copper and fiber digital network equipment for the connection of business and consumer end-users to communications networks in the United States and Canada (including a service provider's switch or local exchange or an internet service provider), but excluding the Outside Plant and Power Business and the BBRS Business.

                                 Schedule 3 - 24

         "NOTE TRUSTEES" means the Trustee and the Junior Note Trustee collectively, or either of them, if the context requires.

         "OBLIGATIONS" means any principal, premium, make-whole amounts, interest, penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities (including, without limitation, contingent and prospective liabilities) payable under the documentation governing any Indebtedness.

         "OBLIGOR" means each of the Issuer and each Guarantor, including any Additional Guarantor.

         "OFFICER" means, with respect to the Issuer or any Guarantor, the chief executive officer, the chief financial officer, the chief accounting officer, the company secretary or any managing director, director or assistant company secretary of the Issuer or such Guarantor.

         "OFFICERS' CERTIFICATE" means, with respect to the Issuer or any Guarantor, a certificate signed in the name of the Issuer or such Guarantor, as the case may be, by any two Officers of the Issuer or such Guarantor, as the case may be (or, to the extent such Officers' Certificate is delivered in compliance with the Trust Indenture Act, such officers as shall be required thereunder), complying with the requirements of Section 13.03 (Certificate and Opinion as to Conditions Precedent) and Section 13.04 (Statements Required in Certificate or Opinion), as applicable.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be an employee of or counsel for the Issuer or any Guarantor, and who shall be reasonably acceptable to the Trustee.

         "OPINION OF OUTSIDE COUNSEL" means a written opinion of counsel which is issued by a Person who is a counsel of recognized standing in the relevant jurisdiction and who is not an employee or consultant (other than non-employee legal counsel) of the Issuer or any Guarantor.

         "OPTIONAL REDEMPTION PRICE" means an amount per Senior Note equal to the greater of (1) the applicable Make-Whole Amount for such Senior Note and (2) 110% of the principal amount of such Senior Note, plus in each case accrued and unpaid interest and Additional Amounts, if any, to the relevant Repayment Date.

         "OUTSIDE PLANT AND POWER BUSINESS" means that portion of the network equipment access systems business of the US Subsidiaries that comprises outside plant and power products that power, connect, protect or enclose parts of a telecommunications network and services related to the installation, engineering, maintenance and repair of and training for telecommunications products.

         "OUTSTANDING" means, as of any date of determination, in relation to the Senior Notes all the Senior Notes issued other than:

         (1) those Senior Notes which have been redeemed pursuant to this Indenture;

         (2) those Senior Notes in respect of which the date for redemption in accordance with this Indenture has occurred and the redemption moneys (including premium (if any) and all interest and Additional Amounts, if any, payable

                                 Schedule 3 - 25
                  thereon) have been duly paid to the Trustee or to the Paying Agent in the manner provided in the Agency Agreement (and where appropriate notice to that effect has been given to the relevant Holders) and remain available for payment against presentation of the relevant Senior Notes;

         (3) those mutilated or defaced Senior Notes which have been surrendered and cancelled and in respect of which replacements have been issued;

         (4) (for the purpose only of ascertaining the principal amount of the Senior Notes outstanding and without prejudice to the status for any other purpose of the relevant Senior Notes) those Senior Notes which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued; and

         (5) any Global Senior Note to the extent that it shall have been exchanged for another Global Senior Note or for Definitive Registered Senior Notes pursuant to its provisions or the provisions of this Indenture;

         provided that for each of the following purposes, namely:

         (i) the right to attend and vote at any meeting of the Holders or any of them;

         (ii) the determination of how many and which Senior Notes are for the time being outstanding for the purposes of determining whether the Required Holders have consented to the cessation of a Payment Stop Event, the cancellation of a Standstill Notice or for the purposes of Sections 6.01 (Events of Default), 6.03 (Acceleration), 6.04 (Rescission and Annulment), 6.10 (Limitations on Suits), 6.15 (Control by Holders), 6.16 (Waiver of Past Default), 6.17 (Undertaking for Costs), 7.10 (Resignation and Removal; Appointment of Successors), 10.01 (Supplemental Indentures with the Consent of Holders), 14.03 (Call and Notice of Meetings), 14.04 (Voting at Meetings) and 14.05 (Voting Rights, Conduct and Adjournment);

         (iii) any discretion, power or authority (whether contained in this Indenture or vested by operation of law) which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Holders or any of them; and

         (iv) the determination by the Trustee whether any event, circumstance, matter or thing is, in its opinion, materially prejudicial to the interests of the Holders or any of them,

        those Senior Notes (if any) (i) which are for the time being held by or on behalf of the Issuer, a Guarantor, any of their respective Subsidiaries or any Affiliate of any of the foregoing, in each case as beneficial owner, and (ii) which are held in escrow pursuant to the Escrow and Distribution Agreement for distribution to Scheme Creditors shall (unless and until ceasing to be so held) be deemed not to remain Outstanding.

        "PARTICIPANTS" means participants of DTC, Euroclear and Clearstream, Luxembourg.

        "PATENTS" means all pending patent applications and registered patents.

                                 Schedule 3 - 26

         "PAYING AGENT" means initially The Bank of New York and thereafter, any Person (other than the Issuer, any Guarantor or any Affiliate of the Issuer or any Guarantor) authorized by the Issuer to authenticate the Senior Notes and to pay the principal of, premium, if any, and interest and Additional Amounts, if any, on any Senior Notes on behalf of the Issuer in accordance with the Agency Agreement.

         "PAYMENT STOP EVENT" means the occurrence of either of the following:

         (1) the failure by an Obligor to pay on the due date any amount payable under the Senior Notes or this Indenture, or

         (2) the acceleration of the maturity of the Senior Notes following the occurrence of an Event of Default under the Senior Notes or this Indenture,

         provided that a Payment Stop Event shall cease to be continuing if:

         (a) the relevant Default under the Senior Notes or this Indenture has been remedied or waived and any such acceleration has been rescinded in accordance with this Indenture;

         (b) the Required Holders of at least a majority in aggregate principal amount of the then Outstanding Senior Notes consent in writing to the cessation of such Payment Stop Event; or

         (c) all Obligations under the Senior Notes and this Indenture have been discharged in full and there are no further Obligations under the Senior Notes or this Indenture.

         "PERMITTED BUSINESS" means business of the general nature of the Issuer and its Subsidiaries conducted on the Issue Date and businesses ancillary or reasonably related or complementary thereto.

         "PERMITTED CORE BUSINESS" means the telecommunications network equipment and network services businesses conducted by the Issuer and its Non-US Subsidiaries on the Issue Date, excluding the US Core Businesses.

         "PERMITTED DEBT" means any of the following:

         (1)      Existing Indebtedness and Existing Intercompany Indebtedness;

         (2)      Permitted Refinancing Indebtedness;

         (3) Indebtedness represented by the Senior Notes, the Junior Notes, the Composite Guarantee, the Guarantee of the Senior Notes and the Guarantee of the Junior Notes;

         (4) Indebtedness of the Issuer or any Non-US Subsidiary incurred in the ordinary course of business under the New Bonding Facility Agreement or any Replacement New Bonding Facility Agreement;

         (5)      Permitted Intra-Group Indebtedness;

                                 Schedule 3 - 27

         (6) Indebtedness of the Issuer and its Subsidiaries in respect of surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature incurred in the ordinary course of business;

         (7) Indebtedness of the Issuer and its Subsidiaries arising from agreements for indemnification or purchase price adjustment or similar obligations incurred or assumed in connection with the disposition or purchase of any assets, provided, in the case of a sale, that the maximum assumable liability in respect of all such obligations shall at no time exceed the gross proceeds actually received by the Issuer and its Subsidiaries (including the Fair Market Value of any non-cash proceeds);

         (8) Indebtedness of the Issuer and its Subsidiaries in respect of workers' compensation and other claims or obligations arising under or in connection with social security, welfare, employment-related or similar regulation, or in connection with self-insurance or similar requirements related thereto, in each case arising in the ordinary course of business, including for the avoidance of doubt, Guarantees of any obligations of the foregoing nature;

         (9) the accrual of interest on Indebtedness of the Issuer and its Subsidiaries that has not been capitalized or added to the principal amount of such Indebtedness or the accretion or amortization of original issue discount with respect to Indebtedness, which Indebtedness was in each case permitted by another clause of this definition;

         (10) Indebtedness of the Captive Insurance Company in an aggregate principal amount at any one time outstanding not to exceed L20 million (or the Sterling Equivalent);

         (11) Indebtedness of the Issuer and its Subsidiaries consisting of advance or extended payment terms in the ordinary course of business provided that no Lien (other than a Permitted Lien) is created in connection with such advance or extended payment terms;

         (12) Indebtedness of the Issuer and its Subsidiaries pursuant to Permitted Hedging Transactions;

         (13) the Guarantee by the Issuer or any Non-US Guarantor of Indebtedness of the Issuer or any other Non-US Guarantor, which Indebtedness is permitted by another clause of this definition;

         (14) the Guarantee by any US Guarantor that is not a US Core Business Subsidiary of Indebtedness of any other US Guarantor that is not a US Core Business Subsidiary, which Indebtedness is permitted by another clause of this definition;

         (15) the Guarantee by any US Core Business Subsidiary of Indebtedness of another US Core Business Subsidiary engaged in the same US Core Business, which Indebtedness is permitted by another clause of this definition;

                                 Schedule 3 - 28

         (16) Indebtedness of any US Subsidiary under the US Working Capital Facility in an aggregate principal amount at any one time outstanding for all US Subsidiaries not to exceed US$22.5 million (or the Dollar Equivalent);

         (17) Indebtedness of the Issuer or any of its Subsidiaries arising from an indemnity or similar obligation to any export credit agency or similar governmental or quasi-governmental entity of any member state of the Organization for Economic Co-operation and Development in each case in an amount not to exceed the portion of the price to be paid to the Issuer or any of its Subsidiaries under a contract for goods or services that is guaranteed, insured or otherwise supported by such export credit agency or similar governmental or quasi-governmental entity and in an aggregate amount at any time outstanding not to exceed L50 million (or the Sterling Equivalent);

         (18) Indebtedness of the Issuer and the Non-US Subsidiaries in an aggregate principal amount (or accreted value, as applicable) at any time outstanding pursuant to this clause (18) which, when aggregated with all other Indebtedness of the Issuer and all Non-US Subsidiaries not permitted by any other clause of this definition, does not exceed (a) in the event all previously issued Junior Notes have been repaid in full and there are no outstanding Obligations under the Junior Notes or the Junior Note Indenture, L75 million (or the Sterling Equivalent), or otherwise (b) L50 million (or the Sterling Equivalent); and

         (19) Indebtedness of the US Subsidiaries in an aggregate principal amount (or accreted value, as applicable) at any time outstanding pursuant to this clause (19) which, when aggregated with all other Indebtedness of all US Subsidiaries not permitted by any other clause of this definition, does not exceed (a) in the event all previously issued Junior Notes have been repaid in full and there are no outstanding Obligations under the Junior Notes or the Junior Note Indenture, US$15 million (or the Dollar Equivalent), or otherwise (b) US$10 million (or the Dollar Equivalent).

         "PERMITTED HEDGING TRANSACTION" means any Derivative Transaction that is a currency option agreement or forward foreign exchange agreement entered into by the Issuer or any of its Subsidiaries with any Person (other than the Issuer or any of its Subsidiaries) (1) designed to protect against fluctuations in currency values solely with respect to (a) trade receivables, (b) trade payables, (c) the obligations of the Issuer to make payments of principal, premium, if any, interest or Additional Amounts, if any, on the Senior Notes or the Junior Notes or (d) consideration receivable in the form of cash or Cash Equivalents pursuant to Asset Sales, and (2) other than in the case of clause
(1)(c), in the ordinary course of business and with a non-extendable term of not more than 12 months.

         "PERMITTED INTRA-GROUP HEDGING TRANSACTION" means any Derivative Transaction that is a currency option agreement or forward foreign exchange agreement between or among the Issuer and any of its Subsidiaries designed to protect against fluctuations in currency values and entered into in the ordinary course of business and on arm's-length pricing.

         "PERMITTED INTRA-GROUP INDEBTEDNESS" means Indebtedness created, incurred or acquired after the Issue Date and owed by the Issuer or any of its Subsidiaries (for purposes of this

                                 Schedule 3 - 29
definition, the "DEBTOR") to the Issuer or any of its Subsidiaries (for the purposes of this definition, the "CREDITOR") that complies with the criteria set out in one or more of the following clauses:

         (1) the debtor is the Issuer or any Non-US Guarantor and the creditor is the Issuer or any Non-US Guarantor; or

         (2) the debtor is any US Guarantor and the creditor is any US Guarantor; or

         (3) the debtor is the Issuer or any Non-US Guarantor, the creditor is any Non-US Subsidiary that is not a Non-US Guarantor and the creditor is a direct or indirect Subsidiary of the debtor, provided that, in the event such Indebtedness in respect of which a particular Subsidiary of the Issuer is the creditor exceeds an aggregate of L20 million (or the Sterling Equivalent), such Subsidiary shall be a party to the Security Trust and Intercreditor Deed; or

         (4) the debtor is any US Guarantor, the creditor is any US Subsidiary that is not a US Guarantor and the creditor is a direct or indirect Subsidiary of the debtor, provided that, in the event such Indebtedness in respect of which a particular Subsidiary of the Issuer is the creditor exceeds an aggregate of L20 million (or the Sterling Equivalent), such Subsidiary shall be a party to the Security Trust and Intercreditor Deed; or

         (5) the debtor is a Non-US Subsidiary that is not a Non-US Guarantor and the creditor is any other Non-US Subsidiary that is not a Non-US Guarantor; or

         (6) the debtor is a US Subsidiary that is not a US Guarantor and the creditor is any other US Subsidiary that is not a US Guarantor; or

         (7) the debtor is a Non-US Subsidiary that is not a Non-US Guarantor, the creditor is the Issuer or a Non-US Guarantor, and the aggregate principal amount of all such Indebtedness outstanding pursuant to this clause does not at any time exceed L50 million (or the Sterling Equivalent); or

         (8) the debtor is a US Subsidiary that is not a US Guarantor, the creditor is a US Guarantor, and the aggregate principal amount of all such Indebtedness outstanding pursuant to this clause does not at any time exceed US$30 million (or the Dollar Equivalent); or

         (9) the debtor is the Issuer or a Non-US Guarantor that directly or indirectly owns all of the Equity Interests of the US Parent and the creditor is a US Subsidiary; or

         (10) such Indebtedness is incurred under a Permitted Intra-Group Hedging Transaction; or

         (11) the debtor is a Non-US Subsidiary that is not a Non-US Guarantor and such Indebtedness arises by virtue of a counter-indemnity obligation owed to Marconi Bonding Limited with respect to Marconi Bonding Limited's obligation under any surety bond, appeal bond, bid bond, performance bond,

                                 Schedule 3 - 30
                  letter of credit, bank guarantee or other obligation of a like nature issued for the account or benefit of such Non-US Subsidiary; or

         (12) the debtor is a US Subsidiary that is not a US Guarantor and such Indebtedness arises by virtue of a counter-indemnity obligation owed to a US Guarantor with respect to such US Guarantor's obligation under any surety bond, appeal bond, bid bond, performance bond, letter of credit, bank guarantee or other obligation of a like nature issued for the account or benefit of such US Subsidiary, provided that if such US Guarantor is a US Core Business Subsidiary, such US Subsidiary is engaged in the same US Core Business as such US Guarantor; or

         (13) the debtor is a US Subsidiary and the creditor is the Issuer or any other Subsidiary of the Issuer pursuant to a loan the proceeds of which are used solely to pay the costs of the liquidation, administration, dissolution, closure, suspension of business or winding up of such US Subsidiary or a termination of a business or operation of such US Subsidiary; or

         (14) the debtor is a Subsidiary of the Issuer and such Indebtedness arises by virtue of a counter-indemnity obligation owed to Marconi Inc. with respect to a letter of credit, bank guarantee or other obligation of a like nature issued for the account or benefit of Marconi Inc. in connection with any insurance arrangements of Marconi Inc. undertaken or arranged for the benefit of such Subsidiary; or

         (15) the debtor is the Issuer or a Subsidiary of the Issuer and such Indebtedness arises by virtue of a counter-indemnity obligation owed to the Issuer or another Subsidiary of the Issuer with respect to any Indebtedness of the Issuer or such other Subsidiary of the type described in clause (8) of the definition of Permitted Debt in connection with any claim or other obligation that is attributable to the debtor;

         provided, however, that (a) with respect to Indebtedness in clauses
         (1), (2), (3), (4), (9) and (10) above, if the Issuer or any Guarantor is the debtor in respect of such Indebtedness, such Indebtedness must be unsecured, and (b) with respect to Indebtedness in clauses (1), (2) and (9) above, both the creditor and the debtor in respect of such Indebtedness must be parties to the Security Trust and Intercreditor Deed.

                  For the purposes of this definition, (1) if the Issuer or any Subsidiary of the Issuer has shares of Preferred Stock or Disqualified Stock outstanding, the Issuer or such Subsidiary shall constitute the "debtor" with respect to such Preferred Stock or Disqualified Stock and
         (2) if the Issuer or any Subsidiary of the Issuer owns or holds any shares of Preferred Stock or Disqualified Stock described in clause
         (1), the Issuer or such Subsidiary shall constitute the "creditor" with respect to such Preferred Stock or Disqualified Stock.

         "PERMITTED INTRA-GROUP TRANSFER" means

         (1) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of inventory (including equipment that constitutes inventory) between or among the Issuer and any Non-US Subsidiaries in the ordinary course of business;

                                 Schedule 3 - 31

         (2) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of inventory (including equipment that constitutes inventory) between or among US Subsidiaries (other than US Core Business Subsidiaries engaged in different US Core Businesses) in the ordinary course of business;

         (3) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights between or among the Issuer and any Non-US Guarantors or between or among any Non-US Guarantors, provided however, that where the parties thereto are not in the Same Jurisdiction, such transaction is made at Fair Market Value;

         (4) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights between or among any Non-US Subsidiaries that are not Guarantors;

         (5) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights between or among Non-US Subsidiaries that are not Guarantors and the Issuer or any Non-US Guarantors, provided however, that such transaction is made at Fair Market Value;

         (6) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights from a US Guarantor that is not a US Core Business Subsidiary to another US Guarantor that is not a US Core Business Subsidiary, provided however, that where the parties thereto are not in the Same Jurisdiction, such transaction is made at Fair Market Value;

         (7) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights between or among any US Subsidiaries that are not Guarantors;

         (8) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights between or among US Subsidiaries that are not Guarantors and any US Guarantors, provided however, that such transaction is made at Fair Market Value;

         (9) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights between or among US Core Business Subsidiaries engaged in the same US Core Business;

         (10) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of assets of a US Core Business by a transferor to a US Guarantor that is incorporated either (a) under the laws of the United States, any state thereof or the District of Columbia or (b) in the Same Jurisdiction as the transferor, in each case solely in compliance with and to the extent necessary to comply with Section 4.02 (Covenants Regarding US Core Businesses);

         (11) tax loss surrenders between or among the Issuer and its Subsidiaries;

         (12) a licence, sublicence or transfer of Intellectual Property between or among the Issuer and any of its Subsidiaries or between or among its Subsidiaries,

                                 Schedule 3 - 32
                  provided that (a) such licence, sublicence or transfer is expressly permitted under or approved in accordance with the terms of the applicable Intellectual Property Licence Agreements or (b) if such Intellectual Property is not the subject of the Intellectual Property Licence Agreements, the Issuer provides express prior written consent to such transaction;

         (13) a transfer of assets that constitutes a Permitted Investment or Restricted Payment that is permitted by Section 4.04 (Restricted Payments); and

         (14) a transfer by FS Holdings Corp of Equity Interests in Marconi Communications Inc. to the US Parent.

         "PERMITTED INVESTMENTS" means:

         (1) any Investment by the Issuer or a Non-US Subsidiary in the Issuer or a Non-US Subsidiary (including, for these purposes, a newly organized Person that will as a result of such Investment become a Non-US Subsidiary);

         (2) any Investment by a US Subsidiary in a US Subsidiary (including, for these purposes, a newly organized Person that will as a result of such Investment become a US Subsidiary);

         (3) any Investment by FS Holdings Corp in Equity Interests in the US Parent solely in exchange for Equity Interests in Marconi Communications Inc;

         (4)      any Investment in cash or Cash Equivalents;

         (5) any Investment made as a result of the receipt of non-cash or deferred consideration from an Asset Sale that was made in compliance with Section 4.03 (Asset Sales);

         (6) Investments received upon the sale or disposition of assets that were excluded from the definition of Asset Sale pursuant to (a) clause (1) of the second paragraph of the definition thereof (other than Investments in Equity Interests) or (b) clause (8) of the second paragraph of the definition thereof;

         (7) Investments solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Issuer;

         (8) Investments received by the Issuer or any Subsidiary of the Issuer (a) as a result of the waiver, compromise, settlement, release or surrender, in each case in the ordinary course of business, of any right or claim of the Issuer or such Subsidiary, including any debt owing to the Issuer or such Subsidiary, or (b) in satisfaction of judgments or pursuant to any plan of reorganization, compromise, scheme or similar arrangement upon the bankruptcy or insolvency of a debtor;

         (9) any refinancing, amendment, renewal, extension, modification or replacement (including in connection with or as a result of a bankruptcy, insolvency, workout, reorganization or recapitalization) of any Investment existing on the Issue Date or any Investment made subsequent to the Issue Date that was

                                 Schedule 3 - 33
                  permitted to be made under this Indenture, in each case so long as no additional Investment is made;

         (10) receivables (including extended payment terms) created or acquired in the ordinary course of business by the Issuer or any Subsidiary of the Issuer and payable or dischargeable in accordance with its customary trade terms;

         (11) negotiable instruments held for deposit or collection in the ordinary course of business;

         (12) Investments resulting from the acquisition of a Person that at the time of such acquisition held instruments constituting Investments that were not acquired in contemplation of, or in connection with, the acquisition of such Person, provided that the acquisition of such Person is permitted pursuant to another clause of this definition of Permitted Investments;

         (13) loans or advances by the Issuer or any Subsidiary of the Issuer to their respective officers, directors or employees for travel, transportation, entertainment, moving, relocation and other business expenses that are made in the ordinary course of business in an aggregate amount at any time outstanding not to exceed L3 million (or the Sterling Equivalent);

         (14) Investments consisting of loans or advances by the Issuer or any Non-US Subsidiary to customers for the purposes of financing all or a portion of the purchase of goods or services from the Issuer or any Non-US Subsidiary, provided that such Investments do not involve the provision of cash by the Issuer or any Non-US Subsidiary to the recipient of such financing, and provided further that the aggregate amount of all such outstanding Investments made after the Issue Date does not at any time exceed L20 million (or the Sterling Equivalent) (provided that Investments lasting for no more than five (5) London Business Days in connection with arrangements to transfer such loans or advances to third parties will not be included in the calculation of such amount until the expiration of such five (5) London Business Days);

         (15) Investments consisting of loans or advances by any US Subsidiary to customers for the purposes of financing all or a portion of the purchase of goods or services from any US Subsidiary, provided that such Investments do not involve the provision of cash by any US Subsidiary to the recipient of such financing, and provided further that the aggregate amount of all such outstanding Investments made after the Issue Date does not at any time exceed US$10 million (or the Dollar Equivalent) (provided that Investments lasting for no more than five (5) London Business Days in connection with arrangements to transfer such loans or advances to third parties will not be included in the calculation of such amount until the expiration of such five (5) London Business Days);

         (16) Investments made with respect to or in connection with the incurrence of workers' compensation, unemployment or casualty insurance, social security or welfare obligations and other related types of statutory obligations (including,

                                 Schedule 3 - 34
                  for the avoidance of doubt, counter-indemnities from the Issuer or a Subsidiary of the Issuer to the Issuer or another Subsidiary of the Issuer in respect of any of the foregoing and Guarantees provided by the Issuer or any Subsidiary with respect to or in connection with any obligations of the foregoing nature);

         (17) Investments made pursuant to contractual commitments in effect on the Scheme Launch Date;

         (18) Investments made pursuant to contractual commitments in effect on the Issue Date that are listed in Schedule 4 (Permitted Investments - Contractual Commitments in effect on the Issue
                  Date) hereto;

         (19) Permitted Hedging Transactions and Permitted Intra-Group Hedging Transactions;

         (20) Investments in the Issuer by any US Subsidiary resulting from the repurchase of any outstanding Senior Notes or Junior Notes by such US Subsidiary or the cancellation of such Senior Notes or Junior Notes;

         (21) Investments consisting of loans from a US Subsidiary to the Issuer or a Non-US Guarantor that directly or indirectly owns all of the Equity Interests of the US Parent that are permitted by clause (9) of the definition of Permitted Intra-Group Indebtedness;

         (22) any Investment by the Issuer or a Non-US Subsidiary in a US Subsidiary the proceeds of which are used solely to pay the costs of the liquidation, administration, dissolution, closure, suspension of business or winding-up of such US Subsidiary or the termination of a business or operation of such US Subsidiary;

         (23) Investments consisting of Indebtedness that is permitted by clause (14) of the definition of Permitted Intra-Group Indebtedness;

         (24) with respect to the Issuer and the Non-US Subsidiaries, other Investments in any Person (including, for the avoidance of doubt, any joint venture) having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value) that, when taken together with all other Investments made pursuant to this clause (24) that are at the time outstanding, do not exceed (a) L30 million (or the Sterling Equivalent) or (b) from and after the earlier of the second anniversary of the Issue Date and the date on which all previously issued Junior Notes have been repaid in full and there are no outstanding Obligations under the Junior Notes or the Junior Note Indenture, L75 million (or the Sterling Equivalent), provided however, that solely with respect to clause (a), the aggregate Fair Market Value of all Investments made in each twelve-month period commencing on the Issue Date and the first anniversary of the Issue Date shall not exceed L15 million (or the Sterling Equivalent), provided further, that in the case of each of clauses (a) and (b), such amounts shall be calculated after giving effect to any reductions in the amount of any Investments as a result of the repayment or other disposition

                                 Schedule 3 - 35
                  of the Investments for cash or Cash Equivalents, the amount of the reduction not to exceed the amount of the Investments previously made pursuant to this clause (24); and

         (25) with respect to the US Subsidiaries, other Investments in any Person (including, for the avoidance of doubt, any joint venture) having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (25) that are at the time outstanding, do not exceed (a) US$10 million (or the Dollar Equivalent) or (b) from and after the earlier of the second anniversary of the Issue Date and the date on which all previously issued Junior Notes have been repaid in full and there are no outstanding Obligations under the Junior Notes or the Junior Note Indenture, US$25 million (or the Dollar Equivalent), provided however, that in the case of each of clauses (a) and (b), such amounts shall be calculated after giving effect to any reduction in the amount of any Investments as a result of the repayment or other disposition of the Investments for cash or Cash Equivalents, the amount of the reduction not to exceed the amount of the Investments previously made pursuant to this clause (25).

         "PERMITTED LIENS" means:

         In relation to the Issuer and its Subsidiaries:

         (1) Liens on assets or property existing at the time of acquisition of the assets or property by the Issuer or any Subsidiary of the Issuer, Liens on assets or property of a Person existing at the time such Person becomes a Subsidiary of the Issuer and Liens on Capital Stock of an acquired Person that becomes a Subsidiary of the Issuer as a result of such acquisition; provided that such Liens were not created, incurred or assumed in connection with, or in contemplation of, such acquisition or such Person becoming a Subsidiary of the Issuer and do not extend to or cover any other assets or property of the Issuer or any of its Subsidiaries;

         (2) Liens to secure Purchase Money Obligations or Capital Lease Obligations, in each case that are permitted under the definition of Permitted Debt;

         (3) Liens arising pursuant to, or as a result of, any leases of property or licensing or escrow arrangements that are excluded from the definition of Asset Sale;

         (4) any Lien the principal purpose and effect of which is to allow the setting-off or netting of obligations with those of a financial institution in the ordinary course of the cash management arrangements of the Issuer or any Subsidiary of the Issuer;

         (5) Liens created pursuant to the Security Documents, the Indentures, the Composite Guarantee, the Guarantee of the Senior Notes, the Guarantee of the Junior Notes, the Escrow Agreement and the Security Trust and Intercreditor Deed;

                                 Schedule 3 - 36

         (6)      Liens existing on the Scheme Launch Date;

         (7) Liens existing on the Issue Date that are listed in Schedule 5 (Permitted Liens - Liens existing on the Issue Date) hereto;

         (8) Liens (not securing Indebtedness) for Taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as is required in conformity with Floating UK GAAP has been made therefor;

         (9) Liens incurred or deposits made in connection with workers' compensation, unemployment insurance, other types of social security or welfare obligations and other types of related statutory obligations;

         (10) Liens arising in relation to Existing Performance Bonds as a result of the provision of cash collateral for such Existing Performance Bonds from the Existing Performance Bond Escrow Account;

         (11) Liens (not securing Indebtedness) in favor of customs or revenue authorities to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

         (12) easements, rights of way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Issuer or any of its Subsidiaries;

         (13) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business in respect of obligations that are not yet due or that are bonded or that are being contested in good faith and by appropriate proceedings; provided that adequate reserves with respect to such Lien are maintained on the books of the Issuer or any Subsidiary of the Issuer for whom the Lien relates, as the case may be, in accordance with Floating UK GAAP;

         (14)     Liens arising by operation of law;

         (15) rights of set-off under contracts entered into in the ordinary course of business;

         (16) any Lien the principal purpose and effect of which is to allow the setting-off or netting of obligations with those of a financial institution under or in connection with any Permitted Hedging Transaction;

         (17) any retention of title reserved by any seller of goods or any Lien imposed, reserved or granted over goods supplied by such seller in the ordinary course of business;

         (18) Liens arising out of or in connection with pre-judgment legal process or a judgment or a judicial award relating to security for costs;

                                 Schedule 3 - 37

         (19) any right of first refusal, right of first offer, option, contract, or other agreement to sell or otherwise dispose of an asset of the Issuer or any Subsidiary of the Issuer;

         (20) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into by the Issuer or any Subsidiary of the Issuer in the ordinary course of business, provided that such Liens do not extend to any property or assets which are not the subject of such operating leases;

         (21) Liens resulting from escrow arrangements entered into in connection with a disposition of property or assets;

         In relation to the Issuer and the Non-US Subsidiaries only:

         (22) Liens arising from the provision of collateral by the Captive Insurance Company that are required for the captive insurance arrangements of the Issuer and its Subsidiaries, provided that the Fair Market Value of such collateral does not exceed
                  L20 million (or the Sterling Equivalent) in the aggregate at any time;

         (23) Liens arising out of or in connection with Italian Invoice Discounting;

         (24) Liens on cash (including, for the avoidance of doubt, any rights in respect of deposits with a bank or financial institution) with respect to outstanding Indebtedness and other obligations under the New Bonding Facility Agreement and any Replacement New Bonding Facility Agreement (which Lien, for the avoidance of doubt, may constitute a Lien ranking prior to any Lien on cash collateral constituting Transaction Security), provided that the aggregate at any time of all cash collateral provided by the Issuer and its Subsidiaries to (a) the New Bonding Facility Security Trustee (excluding all Cash Collateral Releases transferred to the New Bonding Facility Security Trustee and all amounts transferred from the Existing Performance Bond Escrow Account to the New Bonding Facility Security Trustee and other than as a result of the revaluation of bonds issued under the New Bonding Facility Agreement and/or any Replacement New Bonding Facility Agreement, as applicable, in accordance with the terms of such agreement), and (b) any agent, security trustee or lender under, or otherwise in respect of, any Replacement New Bonding Facility Agreement, does not exceed L25 million (or the Sterling Equivalent);

         (25) in the event all previously issued Junior Notes have been repaid in full and there are no outstanding Obligations under the Junior Notes or the Junior Note Indenture, Liens with respect to surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature issued on behalf of the Issuer and/or any Non-US Subsidiary (which Liens in relation to cash, for the avoidance of doubt, may constitute a Lien ranking prior to any Lien on cash collateral constituting Transaction Security), provided that (a) the aggregate of all outstanding Indebtedness and other obligations under all such instruments or agreements secured by any Lien does not at any time exceed L35 million (or the Sterling Equivalent), provided that for purposes of determining compliance with such L35 million (or the Sterling

                                 Schedule 3 - 38

                  Equivalent) aggregate amount, any such Indebtedness or other obligation that is secured by a Lien solely on cash (including, for the avoidance of doubt, rights to any deposit at a bank or other financial institution) shall be deemed to be in an amount equal to the amount of such cash (and not the amount of such Indebtedness or other obligation) and (b) each such Lien shall be incurred by, and be solely in respect of the property or assets of, the Issuer or such Non-US Subsidiary on whose behalf such surety bond, appeal bond, bid bond, performance bond, letter of credit, bank guarantee or other obligation of a like nature is issued; and

         (26) Liens with respect to outstanding Indebtedness or other obligations of the Issuer or any Non-US Subsidiary (which Liens in relation to cash, for the avoidance of doubt, may constitute a Lien ranking prior to any Lien on cash collateral constituting Transaction Security) that do not in the aggregate for the Issuer and each Non-US Subsidiary at any time exceed (a) in the event all previously issued Junior Notes have been repaid in full and there are no outstanding Obligations under the Junior Notes or the Junior Note Indenture, L35 million (or the Sterling Equivalent), or otherwise (b) L20 million (or the Sterling Equivalent), provided that for purposes of determining compliance with such L35 million (or the Sterling Equivalent) or L20 million (or the Sterling Equivalent) aggregate amount, any such Indebtedness or other obligation that is secured by a Lien solely on cash (including, for the avoidance of doubt, rights to any deposit at a bank or other financial institution) shall be deemed to be in an amount equal to the amount of such cash (and not the amount of such Indebtedness or other obligation);

         In relation to the US Subsidiaries only:

         (27) Liens with respect to surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature issued on behalf of any US Subsidiary (which Liens in relation to cash, for the avoidance of doubt, may constitute a Lien ranking prior to any Lien on cash collateral constituting Transaction Security), provided that the aggregate of all outstanding Indebtedness and other obligations under all such instruments or agreements secured by any Lien does not at any time exceed US$15 million (or the Dollar Equivalent), provided further that for purposes of determining compliance with such US$15 million (or the Dollar Equivalent) aggregate amount, any such Indebtedness or other obligation that is secured by a Lien solely on cash (including, for the avoidance of doubt, rights to any deposit at a bank or other financial institution) shall be deemed to be in an amount equal to the amount of such cash (and not the amount of such Indebtedness or other obligation);

         (28) Liens on the Pittsburgh Facility and related assets and rights securing Indebtedness under the US Working Capital Facility, provided that the aggregate principal amount of all such outstanding Indebtedness does not at any time exceed US$22.5 million (or the Dollar Equivalent); and

                                 Schedule 3 - 39

         (29) Liens with respect to outstanding Indebtedness or other obligations of any US Subsidiary (which Liens in relation to cash, for the avoidance of doubt, may constitute a Lien ranking prior to any Lien on cash collateral constituting Transaction Security) that do not in the aggregate for all US Subsidiaries at any time exceed (a) in the event all previously issued Junior Notes have been repaid in full and there are no outstanding Obligations under the Junior Notes or the Junior Note Indenture, US$15 million (or the Dollar Equivalent), or otherwise (b) US$5 million (or the Dollar Equivalent), provided that for purposes of determining compliance with such US$15 million (or the Dollar Equivalent) or US$5 million (or the Dollar Equivalent) aggregate amount, any such Indebtedness or other obligation that is secured by a Lien solely on cash (including, for the avoidance of doubt, rights to any deposit at a bank or other financial institution) shall be deemed to be in an amount equal to the amount of such cash (and not the amount of such Indebtedness or other obligation).

         "PERMITTED REFINANCING INDEBTEDNESS" means any Indebtedness of the Issuer or any Subsidiary of the Issuer issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund any Indebtedness that constitutes Permitted Debt pursuant to clauses (1),
(2), (6), (7), (8), (9) or (11) of the definition of Permitted Debt, other than Indebtedness between or among the Issuer and its Subsidiaries, provided that:

         (1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness extended, refinanced, renewed, replaced, defeased or refunded (plus all accrued interest on such Indebtedness and the amount of all expenses and premiums incurred in connection therewith);

         (2) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded;

         (3) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Senior Notes, such Permitted Refinancing Indebtedness is subordinated in right of payment to the Senior Notes and the Guarantee of the Senior Notes on terms at least as favorable to the Holders of Senior Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and

         (4)      such Permitted Refinancing Indebtedness is incurred either by
                  (a) if the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is the Issuer, the Issuer, (b) if the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is a Non-US Subsidiary, the Issuer or such Non-US Subsidiary or (c) if the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is a US Subsidiary, such US Subsidiary.

                                 Schedule 3 - 40

         "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

         "PITTSBURGH FACILITY" means the property located at 1000 Marconi Drive, Warrendale, Pennsylvania, USA.

         "PLACE OF PAYMENT" when used with respect to the Senior Notes, means the place or places where the principal of (and premium, if any), interest, or Additional Amounts, if any, on the Senior Notes are payable, as specified in
Section 2.01 (Title and Terms).

         "PREDECESSOR SENIOR NOTE" of any particular Senior Note means every previous Senior Note evidencing all or a portion of the same debt as that evidenced by such particular Senior Note; and, for the purposes of this definition, any Senior Note authenticated and delivered under Section 2.07 (Mutilated, Destroyed, Lost and Stolen Senior Notes) in exchange for or in lieu of a mutilated, destroyed, lost or stolen Senior Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Senior Note.

         "PREFERRED STOCK" means, with respect to any Person, any Equity Interest of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over the Equity Interest of any other class in such Person.

         "PROFIT AFTER TAXES" means, with respect to any specified Person for any period, the profit (loss) after tax of such Person, determined in accordance with Floating UK GAAP, consistently applied, and before any reduction in respect of preferred stock dividends, excluding, however:

         (1) any gain (but not loss), together with any related provision for Taxes on such gain (but not loss), realized in connection with (a) any Asset Sale or (b) the disposition of any securities by such Person or any of its Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Subsidiaries; and

         (2) any extraordinary or exceptional gain (but not loss), together with any related provision for Taxes on such extraordinary or exceptional gain (but not loss).

         "PURCHASE MONEY OBLIGATION" means any Indebtedness secured by a Lien on assets or property used or useful in the Permitted Core Business and any additions and accessions thereto, which are purchased by the Issuer or any Subsidiary of the Issuer at any time after the Issue Date; provided that:

         (1) the security agreement or conditional sales or other title retention contract pursuant to which the Lien on such assets is created (collectively a "PURCHASE MONEY SECURITY AGREEMENT") shall be entered into within 360 days after the purchase or substantial completion of the construction of such assets and such Liens shall at all times be confined solely to the assets so purchased or acquired, any additions and accessions thereto and any proceeds therefrom;

                                 Schedule 3 - 41

         (2) at no time shall the aggregate principal amount of the outstanding Indebtedness secured thereby be increased, except in connection with the purchase of additions and accessions to the assets so purchased or acquired and except in respect of fees and other obligations in respect of such Indebtedness; and

         (3) (a) the aggregate outstanding principal amount of Indebtedness secured thereby (determined on a per asset basis in the case of any additions and accessions) shall not at the time such Purchase Money Security Agreement is entered into exceed 100% of the purchase price to the Issuer or such Subsidiary of the assets subject thereto or (b) the Indebtedness secured thereby shall be with recourse solely to the assets so purchased or acquired, any additions and accessions thereto and any proceeds therefrom.

         "REDEMPTION CERTIFICATE" means a certificate in substantially the form set out in Schedule 4 to the Escrow Agreement.

         "REFERENCE TREASURY DEALER" means a primary US Government securities dealer in New York City selected by the Trustee.

         "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any Repayment Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue for such Repayment Date (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as at 5:00 p.m. (New York Time) on the third New York Business Day preceding such Repayment Date.

         "REGISTRAR" means any Person appointed by the Issuer to maintain an office or agency where Definitive Registered Senior Notes may be presented for transfer, exchange or payment under this Indenture, which initially shall be The Bank of New York.

         "REGULAR RECORD DATE" means, with respect to Definitive Registered Senior Notes, the January 1, April 1, July 1 or October 1 immediately preceding the relevant Senior Note Interest Payment Date.

         "RELEVANT CURRENCY" means United States dollars, provided that in the event the Issuer elects to pay a redemption amount in British pounds sterling as set forth in Section 3.10 (Optional Payment of Redemption Amounts in British Pounds Sterling), the Relevant Currency of such redemption amount shall be British pounds sterling.

         "RELEVANT DOCUMENTS" means the Security Trust and Intercreditor Deed, any Agent/Trustee/New Bonding Facility Bank Accession Letter (as such term is defined in the Security Trust and Intercreditor Deed), any Guarantor Accession Letter (as such term is defined in the Security Trust and Intercreditor Deed), the Indentures, the Escrow Agreement, the Senior Notes, the Junior Notes, the New Bonding Facility Agreement, the Security Documents (including, for the avoidance of doubt, the Guarantee of the Senior Notes, the Guarantee of the Junior Notes and the Composite Guarantee), the Fee Letter and any Additional Remuneration Fee Letter (as such terms are defined in the Security Trust and Intercreditor Deed) and any notices issued and any other documents or agreements entered into in connection with or relating to such documents.

                                 Schedule 3 - 42

         "RELEVANT PERIOD" means each of the following periods: (1) the six months ending September 30, 2005; and (2) the twelve months ending on each of March 31, 2006, September 30, 2006, March 31, 2007, September 30, 2007 and March 31, 2008.

         "REPAYMENT DATE" means each date upon which the Issuer redeems all or part of the Outstanding Senior Notes.

         "REPLACEMENT NEW BONDING FACILITY AGREEMENTS" means any facility agreement or agreements entered into on or after the Issue Date between or among the Issuer and/or any Non-US Subsidiary with any bank, insurance company or other financial institution providing for the issuance of surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature on behalf of the Issuer and/or any Non-US Subsidiary, as such agreement or agreements may be amended, extended, supplemented or otherwise modified from time to time (including, without limitation, any successive amendments, extensions, supplements or other modifications of the foregoing); provided that (1) the term of each such facility shall not extend beyond the date that is 30 months after the Issue Date (but, for the avoidance of doubt, Indebtedness and other obligations incurred or arising under any such facility on or prior to the date that is 30 months after the Issue Date may extend beyond such date in accordance with the provisions of any such facility) and (2) no such facility agreement shall require the Issuer and/or any Non-US Subsidiary to cash-collateralize any instrument issued thereunder, or otherwise require the Issuer and/or any Non-US Subsidiary to grant any Lien to secure any instrument issued thereunder on any property or asset having a value, in excess of 50% of the aggregate face or principal amount of any such instrument.

         "REQUIRED HOLDERS" means at any time, the Holder or Holders of at least the specified percentage of the aggregate principal amount of the Senior Notes at the time Outstanding.

         "RESEARCH AND DEVELOPMENT COST SHARING AGREEMENT" means the research and development cost sharing agreement entered into on or prior to the Issue Date by Marconi Communications GmbH, Marconi Communications Inc, Marconi Communications Limited and Marconi Communications S.p.A.

         "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer of the Trustee assigned to or working in the Corporate Trust Department of the Trustee or, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "RESTRUCTURING" means the Scheme of Arrangement under Section 425 of the Companies Act 1985 between Marconi Corporation plc and its Scheme Creditors (as defined therein) in the High Court of Justice of England and Wales.

         "RINGFENCED IPR CO" means Marconi Intellectual Property (Ringfence) Inc., a Wholly-Owned Subsidiary of Marconi Communications Inc. that is incorporated under the laws of the State of Delaware, United States of America, to which all legal and beneficial ownership of Patents relating to the North American Access Business, the BBRS Business and the Outside Plant and Power Business owned by any US IP Opco are transferred on or prior to the Issue Date.

                                 Schedule 3 - 43

         "SALE AND LEASEBACK TRANSACTION" means an arrangement relating to assets or property now owned or hereafter acquired whereby the Issuer or any Subsidiary of the Issuer transfers such assets or property to a Person and the Issuer or any Subsidiary of the Issuer leases such assets or property from such Person, if the amount of the liability in respect of such lease would at that time be required to be capitalized on a balance sheet in accordance with Floating UK GAAP.

         "SAME JURISDICTION" means (1) with respect to any Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, any of such jurisdictions and (2) with respect to any Person organized and existing under the laws of any other jurisdiction, such other jurisdiction.

         "SCHEME CREDITORS" means the creditors of the Issuer and Marconi plc in respect of the Restructuring.

         "SCHEME DOCUMENT" means the document entitled "Proposals in relation to Schemes of Arrangement", dated 31 March 2003 and posted to Scheme Creditors pursuant to the Restructuring.

         "SCHEME LAUNCH DATE" means March 31, 2003.

         "SEC" means the US Securities and Exchange Commission, as from time to time constituted, created under the US Exchange Act, or, if at any time after the execution of this instrument such SEC is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "SECURED CREDITORS" means the Security Trustee, any Receiver or Delegate (each as defined in the Security Trust and Intercreditor Deed), the Depositary, the Paying Agent, the Registrar, the Trustee (for itself and as trustee for the holders of the Senior Notes), the Junior Note Trustee (for itself and as trustee for the holders of the Junior Notes), the New Bonding Facility Security Trustee, the Escrow Bank and each of the New Bonding Facility Banks and their respective successors and assigns.

         "SECURED OBLIGATIONS" means all present and future indebtedness, liabilities and obligations (for the avoidance of doubt, including any liabilities and obligations which have been cash-collateralized by the Obligors) at any time of any Obligor under the Relevant Documents, both actual and contingent and whether incurred solely or jointly or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities and obligations:

         (1)      any refinancing, novation, deferral or extension;

         (2) any obligation relating to any increase in the amount of such obligations;

         (3)      any claim for damages or restitution; and

         (4) any claim as a result of any recovery by an Obligor of a payment or discharge, or non-allowability, on the grounds of preference,

                                 Schedule 3 - 44
and any amounts that would be included in any of the above but for any discharge, non-provability or unenforceability of those amounts in any insolvency or other proceedings (including interest accruing after the commencement of any insolvency or other proceedings).

         "SECURITY DOCUMENTS" means (1) the Initial Security Documents securing the Secured Obligations, (2) any other pledge agreements, security agreements, mortgages, deeds of trust and other agreements, instruments and documents entered into from time to time by the Issuer or any Subsidiary of the Issuer creating or granting any Guarantee, indemnity or Lien in favor of any of the Secured Creditors or the Security Trustee, as trustee for the Secured Creditors, as security for any of the Secured Obligations and (3) any other agreements, instruments and documents executed and delivered pursuant to any of the foregoing, in the case of each of clauses (1) through (3), as amended, modified, restated or supplemented from time to time.

         "SECURITY TRUST AND INTERCREDITOR DEED" means the security trust and intercreditor deed dated the Issue Date between the Issuer, the Security Trustee, the Guarantors, the Trustee, the Junior Note Trustee, the New Bonding Facility Security Trustee, the New Bonding Facility Banks, the Depositary, the Paying Agent, the Registrar, the Intra-Group Creditors (as defined therein) and the Intra-Group Borrowers (as defined therein) as amended, modified, restated or supplemented from time to time.

         "SECURITY TRUSTEE" means The Law Debenture Trust Corporation p.l.c., as security trustee under the Security Trust and Intercreditor Deed, and its successors and assigns thereunder.

         "SENIOR NOTE INTEREST ACCRUAL PERIOD" means, in respect of each Senior
Note Interest Period, (1) if no Repayment Date has occurred during a Senior Note Interest Period, such Senior Note Interest Period or (2) if one or more Repayment Dates have occurred during such Senior Note Interest Period, each successive period beginning on (and including) the first day of such Senior Note Interest Period and ending on (but excluding) the next Repayment Date and thereafter each period beginning on (and including) such Repayment Date and ending on (but excluding) the next Repayment Date, or if none the next Senior
Note Interest Payment Date.

         "SENIOR NOTE INTEREST PAYMENT DATE" means each January 15, April 15, July 15 and October 15, commencing July 15, 2003.

         "SENIOR NOTE INTEREST PERIOD" means each period beginning on (and including) the Issue Date or any Senior Note Interest Payment Date and ending on (but excluding) the next Senior Note Interest Payment Date.

         "SIGNIFICANT SUBSIDIARY" means any Subsidiary of the Issuer if any of the (a) unconsolidated Total Assets, (b) unconsolidated External Assets, (c) unconsolidated External Sales, or (d) commencing on March 31, 2005, unconsolidated EBITDA of such Subsidiary is greater than 5% of the (w) aggregate of the unconsolidated Total Assets of the Issuer and each of its Subsidiaries, or the (x) consolidated External Assets, (y) consolidated External Sales or (z) Consolidated EBITDA, respectively, of the Issuer and its Subsidiaries, taken as a whole (calculated in the manner specified in sub-clauses (2) through (6) of clause (c) of Section 4.14 (Guarantor Coverage Requirements)). Solely for the purposes of determining whether an Event of Default has occurred, or an Insolvency Event has occurred under the Security Trust and Intercreditor Deed (in each case other than with respect to the approval by stockholders of a Subsidiary of the Issuer (other than a Guarantor or a Subsidiary of the Issuer that is a Significant

                                 Schedule 3 - 45

Subsidiary in its own right) of any plan or proposed plan for the solvent liquidation or dissolution of such Subsidiary), "Significant Subsidiary" shall include any Subsidiaries of the Issuer that would, in the aggregate, collectively constitute a Significant Subsidiary.

         "SINGAPORE ESOP ESCROW AGREEMENT" means the escrow agreement dated November 12, 2002 between the Issuer, Marconi plc, Metapath Software International Limited, HSBC Bank plc, Barclays Bank PLC, Bedell Cristin Trustees Limited and Allen & Overy.

         "STANDSTILL EVENT" means the occurrence of a Default under the Senior Notes except as provided in clause (d) of Section 6.02 (Payment Blockage Provisions).

         "STANDSTILL NOTICE" means a notice delivered by the Trustee pursuant to clause (b) of Section 6.02 (Payment Blockage Provisions) hereof, to the Security Trustee (with a copy to the Issuer, the Junior Note Trustee and the New Bonding Facility Security Trustee) notifying the Security Trustee of a Standstill Event.

         "STANDSTILL PERIOD" means the period from the date of the issuance of a Standstill Notice by the Trustee and ending on the earlier of:

         (1) the expiration of a period of 179 days after the date of the issuance of such Standstill Notice by the Trustee;

         (2) the date on which the Trustee has confirmed in writing to the Security Trustee (with a copy to the Issuer and the other Secured Creditors) that the Default under the Senior Notes in respect of which that Standstill Notice was issued is no longer continuing;

         (3) the date on which the Trustee has confirmed in writing to the Security Trustee (with a copy to the Issuer and the other Secured Creditors) that the Standstill Notice has been cancelled by the Trustee acting on the instructions of the Required Holders of at least a majority of the aggregate principal amount of the then Outstanding Senior Notes; and

         (4) the date on which the Trustee has confirmed in writing to the Security Trustee (with a copy to the Issuer and the other Secured Creditors) that the Secured Obligations under the Senior Notes and this Indenture have been discharged in full and there are no further liabilities under the Senior Notes or this Indenture.

         "STATED MATURITY" means, with respect to the Senior Notes, the date on which the payment of principal is scheduled to be paid.

         "STERLING EQUIVALENT" means, with respect to any monetary amount in a currency other than British pounds sterling, at any time of determination thereof, the amount of British pounds sterling obtained by translating the amount of such foreign currency into British pounds sterling at the spot rate for the purchase of British pounds sterling with the applicable foreign currency as published in the Financial Times on the date that is two (2) London Business Days prior to such determination.

         Except as set forth in Section 4.07 (Limitation on Indebtedness and Preferred Stock), whenever it is necessary to determine (1) compliance with any covenant that contains an amount

                                 Schedule 3 - 46
expressed in British pounds sterling in this Indenture or (2) whether a Default has occurred, and in either case an amount is expressed in a currency other than British pounds sterling, such amount will be treated as the Sterling Equivalent determined as of the date such amount is initially determined in such currency.

         "SUBORDINATED INDEBTEDNESS" means (1) with respect to the Issuer, any Indebtedness that is expressly subordinated to the Senior Notes or the Junior Notes and (2) with respect to any Guarantor, any Indebtedness of such Guarantor that is expressly subordinated to such Guarantor's Guarantee of the Senior Notes or Guarantee of the Junior Notes. For the avoidance of doubt, the Junior Notes and any Guarantee of the Junior Notes shall not constitute Subordinated Indebtedness.

         "SUBSIDIARY" means, with respect to any specified Person:

         (1) any corporation, association or other business entity of which more than 50% of the total voting power of its Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

         (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person, or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

         Unless otherwise specified herein, or the context otherwise requires, a reference to a "Subsidiary" herein or in the Senior Notes is to a Subsidiary of the Issuer.

         "TAX" and "TAXES" means any tax, duty, levy, impost, assessment or other governmental charge of whatever nature (including penalties, interest and other liabilities related thereto).

         "TAXING AUTHORITY" means any government or political sub-division or territory or possession of any government or any authority or agency therein or thereof having power to impose a Tax.

         "TOTAL ASSETS" means, with respect to any specified Person at any date, the total gross assets of such Person on such date in accordance with Floating UK GAAP.

         "TRANSACTION SECURITY" means all assets, properties and rights of the Issuer and its Subsidiaries that are subject to Liens pursuant to the terms and provisions of the Security Documents in order to secure the Secured Obligations.

         "TRUST INDENTURE ACT" means the United States Trust Indenture Act of 1939, as amended and as in force at the date as of which this instrument was executed; provided however, that in the event the US Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the US Trust Indenture Act of 1939 as so amended.

                                 Schedule 3 - 47

         "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean the Person who is then the Trustee hereunder, and if at any time there is more than one such Person, "Trustee" shall mean and include each such Person.

         "TRUSTEE ACTS" means the Trustee Act 1925 and the Trustee Act 2000 of England and Wales.

         "UK IP OPCOS" means all Non-US Subsidiaries organized or incorporated in the United Kingdom having legal and beneficial ownership of Patents.

         "UK IPR CO" means Marconi UK Intellectual Property Limited, a Wholly-Owned Subsidiary of Marconi Communications Limited that is incorporated under the laws of England and Wales, that is a Non-US Subsidiary and to which all legal and beneficial ownership of Patents owned by UK IP Opcos are transferred on or prior to the Issue Date.

         "UNITED STATES DOLLAR", "US$" or "$" or any similar reference means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         "US CORE BUSINESS SALE" means any direct or indirect sale, assignment, conveyance, lease or other disposition of all or substantially all of the Equity Interests, properties or assets of one or more of the US Core Businesses or one or more of the US Core Business Subsidiaries, or any consolidation, merger, sale, assignment, transfer, lease or other disposition of or involving one or more of the US Core Businesses or one or more of the US Core Business Subsidiaries or any of their respective Equity Interests, properties or assets.

         "US CORE BUSINESS SUBSIDIARY" means a US Subsidiary that is a direct or indirect Wholly-Owned Subsidiary of the Issuer and designated as a holder of a US Core Business by the Issuer by notice to the Trustee.

         "US CORE BUSINESSES" means the assets and liabilities of each of:

         (1)      the Outside Plant and Power Business;

         (2)      the North American Access Business; and

         (3)      the BBRS Business.

         "US EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "US GAAP" means generally accepted accounting principles in the United States, consistently applied, and as in effect from time to time.

         "US GUARANTOR" means each of:

         (1)      Marconi Communications, Inc.

                  Marconi Networks Worldwide, Inc.
                  Marconi Communications Technology, Inc.

                                 Schedule 3 - 48

                  Marconi Communications Federal, Inc.
                  Marconi Acquisition Corp.
                  Marconi Intellectual Property (Ringfence) Inc.
                  Marconi Communications Limited, a private limited company incorporated under the laws of the Republic of Ireland Marconi Communications Optical Networks Limited
                  Marconi Communications, S.A. de C.V.
                  Marconi Communications de Mexico, S.A. de C.V.
                  Marconi Communications Exportel, S.A. de C.V.
                  Administrativa Marconi Communications, S.A. de C.V.
                  Marconi Communications B.V.; and
                  Marconi Communications GmbH, a private company incorporated under the laws of Switzerland;

         (2) any other US Subsidiary that executes a Guarantee of the Senior Notes pursuant to this Indenture; and

         (3)      each of their respective successors and assigns.

         "US IP OPCOS" means all Subsidiaries of the Issuer organized or incorporated under the laws of the United States, any state thereof or the District of Columbia having legal and beneficial ownership of Patents.

         "US IPR CO" means Marconi Intellectual Property (US) Inc., a Wholly-Owned Subsidiary of Marconi Inc. that is incorporated under the laws of the State of Delaware, United States of America, that is a Non-US Subsidiary and to which all legal and beneficial ownership of Patents (other than any Patents transferred to Ringfenced IPR Co) owned by any US IP Opco are transferred on or prior to the Issue Date.

         "US PARENT" means either (1) Marconi Communications Inc. or (2) a Wholly-Owned Subsidiary of the Issuer which: (a) is incorporated after the Issue Date; (b) becomes a US Guarantor; and (c) acquires the Equity Interests in Marconi Communications Inc.

         "US SUBSIDIARY" means each of the US Parent and each of its Subsidiaries, provided that they constitute a Subsidiary of the Issuer.

         "US WORKING CAPITAL FACILITY" means the US$22.5 million working capital facility entered into on March 26, 2003, among Marconi Communications, Inc. and Liberty Funding, LLC providing for revolving credit or working capital loans, as such agreement, in whole or in part, may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive amendments, renewals, extensions, substitutions, refinancings, restructurings, replacements, supplements or other modifications of the foregoing in whole or in part whether by the same or a different borrower or borrowers and/or lender or group of lenders), which facility or facilities either is secured solely by a Lien on the Pittsburgh Facility and related assets and rights or is unsecured.

         "VOTING STOCK" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

                                 Schedule 3 - 49

         "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

         (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Indebtedness, by
                  (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

         (2)      the then outstanding principal amount of such Indebtedness.

         "WHOLLY-OWNED SUBSIDIARY" of any specified Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) are at the time owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.

                                 Schedule 3 - 50

OTHER DEFINITIONS

                                                                                      Defined in the
                                                                                       Senior Note
             Term                                                                 Indenture in Section
"Affiliate Transaction".......................................................              4.11
"Deferred Interest"...........................................................              2.09
"Dispute".....................................................................             13.09
"Executive Officer"...........................................................              4.20
"Guarantor Certification Date"................................................              4.14
"Guarantor Test Dates"........................................................              4.14
"Initial Guarantors"..........................................................            Recitals
"Interim Test Date"...........................................................              4.14
"LSE".........................................................................              4.25
"MD&A"........................................................................              4.20
"New Security"................................................................              4.15
"Non-US Restricted Payments"..................................................              4.04
"Note Trustee Fee Letter".....................................................              7.07
"Parallel Obligations"........................................................             13.20
"Pay the Junior Notes"........................................................              6.02
"Payment Default".............................................................              6.01
"PBGC Agreement"..............................................................              1.01
"Principal Obligations".......................................................             13.20
"Proceedings".................................................................             13.11
"Register"....................................................................              2.06
"Relevant Taxing Jurisdiction"................................................              4.37
"Restricted Payments".........................................................              4.04
"retiring Trustee"............................................................              7.10
"Semi-Annual Test Date".......................................................              4.14
"Special Record Date".........................................................              2.09
"Taxing Jurisdiction".........................................................              3.09
"US Restricted Payments"......................................................              4.04

                                 Schedule 3 - 51

INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT

         The following Trust Indenture Act terms have the following meanings:

         (1)      "Commission" means the SEC;

         (2) "indenture securities" means the Senior Notes and the Guarantee of the Senior Notes;

         (3)      "indenture security holder" means a Holder;

         (4)      "indenture to be qualified" means this Indenture;

         (5) "indenture trustee" or "institutional Trustee" means the Trustee; and

         (6) "obligor" on the indenture securities means the Issuer, the Guarantors and any other obligor on the indenture securities.

         All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined in the Trust Indenture Act by reference to another statute or defined by SEC rule under the Trust Indenture Act have the meanings so assigned to them.

RULES OF CONSTRUCTION

         Unless the context otherwise requires:

         (1)      a term has the meaning assigned to it;

         (2) all references in this Schedule 3 to Articles, Sections, Exhibits or Schedules refer to Articles or Sections of, or Exhibits or Schedules to, the Senior Note Indenture, and all references in this Schedule 3 to "this Indenture" refer to the Senior Note Indenture, unless otherwise indicated;

         (3) an accounting term not otherwise defined has the meaning assigned to it in accordance with Floating UK GAAP, consistently applied;

         (4)      "or" is not exclusive;

         (5)      "including" means including without limitation;

         (6) words in the singular include the plural and words in the plural include the singular;

         (7) unsecured Indebtedness shall not be deemed to be subordinate or junior to secured Indebtedness merely by virtue of its nature as unsecured Indebtedness; and

         (8) the principal amount of any Preferred Stock shall be (a) the maximum liquidation value of such Preferred Stock or (b) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater.

                                 Schedule 3 - 52

                                   SCHEDULE 4

                                   DEFINITIONS

         "ACQUIRED DEBT" means, with respect to any specified Person:

         (1) Indebtedness of any other Person existing at the time such other Person is merged with or into or becomes a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and

         (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

         "ACQUISITION" means any acquisition or purchase, directly or indirectly, including without limitation by merger, consolidation or reorganization, of any business or any assets constituting a business or line of business.

         "ADDITIONAL AMOUNTS" has the meaning set forth in Section 4.36 (Additional Amounts).

         "ADDITIONAL GUARANTOR" means any Person that becomes a Guarantor of the Junior Notes after the Issue Date.

         "ADJUSTED TREASURY RATE" means, with respect to any Repayment Date for the Junior Notes, the rate per annum equal to the sum of 0.5% and the quarterly equivalent yield to maturity of the Comparable Treasury Issue for the Junior Notes, assuming a price for the Comparable Treasury Issue for the Junior Notes (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Junior Notes for the Repayment Date.

         "AFFECTED PENSION PARTICIPANTS" means (1) employees associated with the assets that are the subject of an Asset Sale at the time of any such Asset Sale,
(2) employees formerly associated with the assets that are the subject of an Asset Sale, and (3) beneficiaries, survivor payees and alternate payees of an employee or former employee described in (1) or (2) of this definition.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, and, in the case of a natural Person, any immediate family member of such Person. For purposes of this definition, "control", as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 20% or more of the Voting Stock of a Person will be deemed to be control. For purposes of this definition, the terms "controlling", "controlled by" and "under common control with" have correlative meanings.

         "AGENCY AGREEMENT" means the agreement, in substantially the form set out in Schedule 8 (Form of Agency Agreement), appointing the initial Paying Agent and the Registrar in relation to the Junior Notes for the purposes specified therein and any other agreement for the time being in force appointing successor Paying Agents and/or Registrars in relation to the

                                 Schedule 4 - 1

Junior Notes, or in connection with their duties, the terms of which have previously been approved in writing by the Trustee.

         "ASSET SALE" means:

         (1) the sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights (including, for the avoidance of doubt, Equity Interests of a Subsidiary of the Issuer), including by way of merger, consolidation or reorganization, provided that the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, including for the avoidance of doubt the Equity Interests in any holding company for such property or assets, to any "person" (as that term is defined in Section 13(d)(3) of the US Exchange Act including, for the avoidance of doubt, any person or persons acting in concert with such person), or any merger, consolidation or reorganization of the Issuer with any Person, will be governed by the provisions of this Indenture set forth in Section 5.01 (Merger, Consolidation or Sale of Assets) and not by the provisions of this Indenture set forth in Section 4.02 (Asset Sales); and

         (2)      the issuance of Equity Interests by any of the Issuer's
                  Subsidiaries.

         Notwithstanding the preceding, the following items will not be deemed to be Asset Sales:

         (1) any single transaction or series of related transactions that involves assets, property or rights having a Fair Market Value of less than L500,000;

         (2) the sale, lease, transfer, conveyance or other disposition (other than pursuant to a Sale and Leaseback Transaction) of inventory (including equipment that constitutes inventory) or accounts receivable, in each case in the ordinary course of business and on arm's-length terms;

         (3)      the sale or other disposition of cash or Cash Equivalents;

         (4) any transaction constituting a Restricted Payment or an Investment that is permitted by Section 4.03 (Restricted Payments);

         (5)      a Permitted Intra-Group Transfer;

         (6) the waiver, compromise, settlement, release or surrender of any right or claim in the ordinary course of business;

         (7) a disposition constituting, or resulting from, the enforcement of a Permitted Lien, or the liquidation, dissolution, administration or winding up of a Subsidiary of the Issuer;

         (8) the sale or other disposition of any assets (other than cash or Cash Equivalents) in exchange for equity securities that are listed on an internationally recognized securities exchange, provided that the aggregate Fair Market Value (determined as of the respective dates on which the Issuer and its Subsidiaries enter into

                                 Schedule 4 - 2
                  binding commitments to sell such assets for such equity securities) of all such equity securities received by the Issuer and its Subsidiaries from and after the Issue Date does not exceed L50 million (or the Sterling Equivalent), provided further that all such equity securities are disposed of for Cash Equivalents in an Asset Sale within 90 days of the later of (a) receipt of such equity securities and (b) the expiration of any period not longer than 180 days in which the Issuer or any Subsidiary of the Issuer agrees pursuant to the documentation relating to such sale or disposition not to dispose of any part of such equity securities without the consent of a third party;

         (9)      Italian Invoice Discounting;

         (10) leases, subleases and licences of assets, properties or rights, other than Intellectual Property;

         (11) licences, sub-licences and non-exclusive escrow and access agreements of or with respect to Intellectual Property of the Issuer and any of its Subsidiaries entered into in the ordinary course of business, provided that (a) any such transaction is expressly permitted under or approved in accordance with the terms of the applicable Intellectual Property Licence Agreements or (b) if such transaction is not the subject of the Intellectual Property Licence Agreements and the Intellectual Property is a Patent, the Issuer provides express prior written consent to such transaction;

         (12) the sale, lease, sublease, transfer, conveyance or license of Intellectual Property from UK IPR Co, US IPR Co or Ringfenced IPR Co to a Subsidiary of the Issuer in connection with any disposition of such Subsidiary or of assets, properties or rights by such Subsidiary which is otherwise permitted by this Indenture;

         (13) the sale or other disposition of assets received in compromise or settlement of claims of the Issuer or any of its Subsidiaries against a customer or other trade debtor; and

         (14) the sale or other disposition of promissory notes, loan notes or evidences of indebtedness of customers received by the Issuer or any of its Subsidiaries pursuant to vendor finance arrangements in the ordinary course of business and on arm's-length terms.

         "ATTRIBUTABLE DEBT" in respect of a Sale and Leaseback Transaction, the lease portion of which is a finance or capital lease that would be required to be capitalized on a balance sheet in accordance with generally accepted accounting principles applicable in the United Kingdom as in effect at the time such lease was entered into, means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with generally accepted accounting principles applicable in the United Kingdom as in effect at the time such lease was entered into.

                                 Schedule 4 - 3

         "BANKRUPTCY LAW" means Title 11 of the United States Code (11 U.S.C. 101 et. seq.), or any similar United States federal or state law or any relevant law in any other jurisdiction of organization or location of any assets of any Obligor or Significant Subsidiary or any similar law (including, without limitation, (1) the laws of the United Kingdom relating to moratorium, administration, bankruptcy, insolvency, receivership, winding up, liquidation, reorganization or relief of debtors, and (2) the laws of any other jurisdiction relating to bankruptcy, moratorium, insolvency, receivership, reorganization or other relief of debtors and composition with creditors, or any amendment to, succession to or change in such law).

         "BBRS BUSINESS" means the broadband routing and switching business of the US Subsidiaries.

         "BENEFICIAL OWNER" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the US Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is defined in Section 13(d)(3) of the US Exchange Act including, for the avoidance of doubt, any person or persons acting in concert with such person) such "person" will be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

         "BOARD OF DIRECTORS" means:

         (1) with respect to a corporation, the board of directors or other equivalent body of the corporation (or any duly authorized committee thereof) and, in the case of any corporation having both a supervisory board and an executive or management board, the supervisory board (or any duly authorized committee thereof);

         (2) with respect to a limited partnership, the board of directors or other equivalent body (or any duly authorized committee thereof) of the general partner of the partnership; and

         (3) with respect to any other Person, the board or committee of such Person serving a similar function.

         "BOARD RESOLUTION" means, with respect to the Issuer or any Guarantor, a copy of a resolution certified by the company secretary or an assistant company secretary of the Issuer or such Guarantor, as the case may be, to have been duly adopted by the Board of Directors of the Issuer or such Guarantor, as the case may be, and to be in full force and effect on the date of such certification and delivered to the Trustee.

         "BRITISH POUNDS STERLING", "STERLING" and "(POUND)" or any similar reference means the coin or currency of the United Kingdom that at the time of payment is legal tender for the payment of public and private debts.

         "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which commercial banks in the locations specified (or if no locations are specified, in London and New York) are open for general business.

                                 Schedule 4 - 4

         "CAPITAL EXPENDITURE" means any capital expenditure accounted for as a purchase of property, plant or equipment in accordance with Floating UK GAAP.

         "CAPITAL LEASE OBLIGATION" means, at the time any determination is to be made, the amount of the liability in respect of a finance or capital lease that would at that time be required to be capitalized on a balance sheet in accordance with generally accepted accounting principles applicable in the United Kingdom as in effect at the time such lease was entered into.

         "CAPITAL STOCK" means:

         (1) in the case of a corporation, any and all shares, interests, participations, or other equivalent (however designated and whether or not voting) of share capital;

         (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalent (however designated and whether or not voting) of share capital;

         (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

         (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "CAPTIVE INSURANCE COMPANY" means Marconi Insurance Limited, a limited liability company incorporated under the laws of Guernsey.

         "CASH COLLATERAL RELEASES" means all releases to, or upon the order or instructions of, the Issuer or any of its Subsidiaries of (1) collateral or security constituting cash or Cash Equivalents from any Person (other than the Issuer and its Subsidiaries), which collateral or security was provided by the Issuer or any of its Subsidiaries (a) prior to the Issue Date, (b) in the form of deposits into the Existing Performance Bond Escrow Account, (c) to the New Bonding Facility Security Trustee under the New Bonding Facility Agreement, (d) to any agent, security trustee or lender under, or otherwise in respect of, any Replacement New Bonding Facility Agreement, (e) in respect of any Existing Performance Bond, or (f) in respect of the Interim Bonding Facilities; provided that (i) releases of collateral or security constituting cash or Cash Equivalents in connection with any surety bond, appeal bond, bid bond, performance bond, letter of credit, bank guarantee or other obligation of a like nature issued by or on behalf of the Captive Insurance Company shall not constitute a Cash Collateral Release to the extent that the Captive Insurance Company retains such cash and Cash Equivalents, (ii) releases of collateral or security constituting cash or Cash Equivalents by the New Bonding Facility Security Trustee to a lender under the New Bonding Facility Agreement shall not constitute a Cash Collateral Release to the extent that such lender retains such cash and Cash Equivalents to secure the obligations owed to it under the New Bonding Facility Agreement, (iii) releases of collateral or security constituting cash or Cash Equivalents in connection with any Italian Easy Loan shall not constitute a Cash Collateral Release and (iv) releases of collateral or security constituting cash or Cash Equivalents in connection with the renewal or extension of any surety bond, appeal bond, bid bond, performance bond, letter of credit, bank guarantee or other obligation of a like nature issued under the Interim Bonding Facilities shall not constitute a Cash

                                 Schedule 4 - 5

Collateral Release to the extent that the issuer of the renewed or extended surety bond, appeal bond, bid bond, performance bond, letter of credit, bank guarantee or like obligation retains such cash or Cash Equivalents under the terms of an Interim Bonding Facility; or (2) cash or Cash Equivalents held in escrow with respect to sales, transfers or other dispositions of assets or property by the Issuer or any of its Subsidiaries prior to the Issue Date. For the avoidance of doubt, any release of cash or Cash Equivalents that has been held in escrow pursuant to any of the ESOP Escrow Agreement, the Mobile ESOP Escrow Agreement, the Israeli ESOP Escrow Agreement or the Singapore ESOP Escrow Agreement shall not constitute a Cash Collateral Release.

         "CASH EQUIVALENTS" means:

         (1) United States dollars, British pounds sterling, Euros, any other currency that is freely convertible into any of the foregoing or a claim on the European Central Bank;

         (2) securities (i) issued or directly and fully guaranteed or insured by the US government or any agency or instrumentality of the US government (provided that the full faith and credit of the United States is pledged in support of those securities), or (ii) which are denominated in Euro or British pounds sterling and are issued by, or directly and fully guaranteed or insured by a member of the European Union, or any agency or instrumentality thereof, and which mature, in each case, within six months after the date of acquisition;

         (3) certificates of deposit and Eurodollar time deposits issued by a Highly Rated Financial Counterparty and which mature within six months after the date of acquisition;

         (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses
                  (2) and (3) above entered into with a Highly Rated Financial Counterparty;

         (5) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Rating Services (or any successor to the ratings business of either of the foregoing) and which matures within six months after the date of acquisition;

         (6) marketable direct obligations of any member of the European Union, in each case rated at least "AAA" or the equivalent thereof by both Moody's Investors Service Inc. and Standard & Poor's Rating Services (or any successor to the ratings business of either of the foregoing), or obligations fully and unconditionally guaranteed by one of those sovereign nations (or any agency thereof), of the type and maturity described in clauses (2) through (5) above, which have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies; and

         (7) money market funds with at least 95% of the fund's assets constituting Cash Equivalents of the kinds described in clauses (1) through (6) of this definition.

                                 Schedule 4 - 6

         "CDI" means:

         (1) in the case of DTC, a certificateless depositary interest representing an interest in Global Junior Notes; or

         (2) in the case of Euroclear or Clearstream, Luxembourg, a certificated depositary interest representing an interest in Global Junior Notes.

         "CHANGE OF CONTROL" means the occurrence of any of the following:

         (1) the adoption of a plan relating to the solvent liquidation or dissolution of the Issuer;

         (2) the consummation of any transaction the result of which is that any "person" (as defined in the definition of Beneficial Owner above) becomes the Beneficial Owner, directly or indirectly, of more than 30% of the Voting Stock of the Issuer, measured by voting power rather than number of shares, provided that it shall not constitute a Change of Control if such person acquired Beneficial Ownership of Voting Stock of the Issuer inadvertently (including, without limitation, because (a) such person was unaware that it Beneficially Owned more than 30% of the Voting Stock of the Issuer or (b) such person was aware of the extent of such Beneficial Ownership but such person acquired Beneficial Ownership of such Voting Stock without any plan or intention to change or influence the control of the Issuer), and such person promptly (and in any event within fifteen (15) London Business Days after becoming aware of the extent of such Beneficial Ownership) divests sufficient Voting Stock of the Issuer so that such person ceases to be the Beneficial Owner, directly or indirectly, of more than 30% of the Voting Stock of the Issuer, measured by voting power rather than number of shares; or

         (3) the first day on which a majority of the members of the Board of Directors of the Issuer are not Continuing Directors.

         "CLEARSTREAM, LUXEMBOURG" means Clearstream Banking societe anonyme.

         "COMPARABLE TREASURY ISSUE" means, with respect to any Repayment Date, the United States Treasury security selected by an independent investment banking firm in London (selected by the Issuer) as having a maturity comparable to the remaining term of the Junior Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in United States dollars of comparable maturity to the remaining term of the Junior Notes.

         "COMPARABLE TREASURY PRICE" means, with respect to any Repayment Date,
(1) the average of the bid and asked prices for the Comparable Treasury Issue for the Junior Notes (expressed in each case as a percentage of its principal amount) on the third New York Business Day preceding such Repayment Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (2) if such release (or any successor release) is not published or does not contain such prices on such New York Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Repayment Date

                                 Schedule 4 - 7
after excluding the highest and lowest of such Reference Treasury Dealer Quotations or (b) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

         "COMPOSITE GUARANTEE" means the Guarantee made on 19 May 2003 by the Issuer and the Guarantors in favor of the Security Trustee of the obligations of the Obligors under the Security Trust and Intercreditor Deed, any Agent/Trustee/New Bonding Facility Bank Accession Letter, any Guarantor Accession Letter, the Escrow Agreement, the New Bonding Facility Agreement, the Security Documents (other than the Guarantee of the Senior Notes, the Guarantee of the Junior Notes and the Composite Guarantee), the Fee Letter and any Additional Remuneration Fee Letter (as such terms are defined therein).

         "CONSOLIDATED EBITDA" means, with respect to any specified Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) for any period, the Consolidated Profit Before Taxes of such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, of such Person) for such period:

         (1) plus an amount equal to any extraordinary or exceptional (whether operating or non-operating) costs or losses realized by such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) for such period, to the extent such costs or losses were deducted in computing such Consolidated Profit Before Taxes;

         (2) minus an amount equal to any extraordinary or exceptional (whether operating or non-operating) income or gains realized by such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) for such period, to the extent such income or gains were included in computing such Consolidated Profit Before Taxes;

         (3) plus an amount equal to any costs or losses realized by such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) in respect of discontinued operations for such period, to the extent such costs or losses were deducted in computing such Consolidated Profit Before Taxes;

         (4) minus an amount equal to any income or gains realized by such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) in respect of discontinued operations for such period, to the extent such income or gains were included in computing such Consolidated Profit Before Taxes;

         (5) plus an amount equal to the Consolidated Gross Finance Charges for such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, for such Person) for such period, to the extent that such Consolidated Gross Finance Charges were deducted in computing such Consolidated Profit Before Taxes;

                                 Schedule 4 - 8

         (6) plus an amount equal to interest paid or accrued on the Junior Notes for such period to the extent such amount was deducted in computing such Consolidated Profit Before Taxes;

         (7) minus an amount equal to the Consolidated Gross Finance Income for such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, for such Person) for such period, to the extent that such Consolidated Gross Finance Income was included in computing such Consolidated Profit Before Taxes;

         (8) plus an amount equal to the equity in net losses of joint ventures and associates of such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, of such Person) for such period, to the extent that such amounts were deducted in computing such Consolidated Profit Before Taxes;

         (9) minus an amount equal to the equity in net income of joint ventures and associates of such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, of such Person) for such period, to the extent that such amounts were included in computing such Consolidated Profit Before Taxes;

         (10) plus an amount equal to depreciation and amortization (including amortization or impairment of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) of such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, of such Person) for such period, to the extent that such depreciation and amortization were deducted in computing such Consolidated Profit Before Taxes;

         (11) minus an amount equal to any foreign exchange gains recorded in the profit and loss account in respect of the retranslation of the balances outstanding under the Junior Notes and the Senior Notes for such period, to the extent such foreign exchange gains were included in computing such Consolidated Profit Before Taxes;

         (12) plus an amount equal to any foreign exchange losses recorded in the profit and loss account in respect of the retranslation of the balances outstanding under the Junior Notes and the Senior Notes for such period, to the extent such foreign exchange losses were deducted in computing such Consolidated Profit Before Taxes;

         (13) minus an amount equal to any finance income related to the expected return on pension and other retirement benefit schemes' assets for such period, to the extent such finance income was included in computing such Consolidated Profit Before Taxes;

         (14) plus an amount equal to any financing costs related to the interest on pension and other retirement benefit schemes' liabilities for such period, to the extent

                                 Schedule 4 - 9
                  such financing costs were deducted in computing such Consolidated Profit Before Taxes;

         (15) plus an amount equal to any non-cash expense recorded in the profit and loss account in respect of share options for such period, to the extent such non-cash expense was deducted in computing such Consolidated Profit Before Taxes;

         (16) minus an amount equal to any credit or provision release recorded in the profit and loss account in respect of share options for such period, to the extent such credit or provision release was included in computing such Consolidated Profit Before Taxes;

         in each case, on a consolidated basis and determined in accordance with Fixed UK GAAP, consistently applied.

         "CONSOLIDATED GROSS FINANCE CHARGES" means, with respect to any specified Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) for any period, without duplication, the aggregate amount of interest or amounts in the nature of interest, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings), commissions, fees, discounts and other finance payments payable by such Person and such of its Subsidiaries as are specified, in each case in respect of Indebtedness and paid or accrued in such period (including any commissions, fees, discounts and other finance payments payable by such Person and such of its Subsidiaries as are specified under any Permitted Hedging Transaction), on a consolidated basis, determined in accordance with Fixed UK GAAP, consistently applied, minus any interest paid or accrued on the Junior Notes.

         "CONSOLIDATED GROSS FINANCE INCOME" means, with respect to any specified Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) for any period, without duplication, the aggregate amount of interest or amounts in the nature of interest (including, without limitation, non-cash interest income), commissions, fees, discounts and other finance payments received by such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person), including any commissions, fees, discounts and other finance payments received by such Person and such of its Subsidiaries as are specified under any Permitted Hedging Transaction, on a consolidated basis, determined in accordance with Fixed UK GAAP, consistently applied.

         "CONSOLIDATED PROFIT AFTER TAXES" means, with respect to any specified Person for any period, the aggregate of the Profit After Taxes of such Person and such of its Subsidiaries as are specified for such period, on a consolidated basis, determined in accordance with Floating UK GAAP, consistently applied; provided that:

         (1) the Profit After Taxes (but not loss) of any Person that is not a Subsidiary of such Person or that is accounted for by the equity method of accounting will be

                                 Schedule 4 - 10
                  included only to the extent of the amount of dividends or distributions paid in cash to the specified Person or such of its Subsidiaries as are Wholly-Owned Subsidiaries of such Person;

         (2) the Profit After Taxes of any specified Subsidiary of such Person will be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that Profit After Taxes is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its organizational documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its stockholders;

         (3) the Profit After Taxes of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition will be excluded;

         (4) any discharge of indebtedness income and any income or gain arising as a result of consummation of the Restructuring will be excluded; and

         (5) the cumulative effect of a change in accounting principles will be excluded.

         "CONSOLIDATED PROFIT BEFORE TAXES" means, with respect to any specified Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, such Person) for any period, the profit (loss) before taxes of such Person and such of its Subsidiaries as are specified (or in the event no Subsidiaries of such Person are specified, of such Person) for such period, on a consolidated basis, determined in accordance with Fixed UK GAAP, consistently applied; provided that:

         (1) the profit (loss) before taxes of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition will be excluded; and

         (2) any discharge of indebtedness income and any income or gain arising as a result of consummation of the Restructuring will be excluded.

         "CONTINUING DIRECTORS" means, as of any date of determination, any member of the Board of Directors of the Issuer who:

         (1)      was a member of such Board of Directors on the Issue Date; or

         (2) was nominated for election or elected to such Board of Directors with the approval of a majority of those members of such Board of Directors at the time of such nomination or election who were either (a) a member of such Board of Directors on the Issue Date or (b) nominated for election or elected in accordance with this clause (2).

         "CORPORATE TRUST OFFICE" means the office of the Trustee in which its corporate trust business is principally administered, which as of the date hereof is located at Trinity Tower, 9 Thomas More Street, London E1W 1PP.

                                 Schedule 4 - 11

         "DEFAULT" means any event that is, or with the passage of time or the giving of notice or the making of any determination or any combination thereof would be, an Event of Default.

         "DEFAULT RATE" means 12% per annum.

         "DEFINITIVE REGISTERED JUNIOR NOTES" means Junior Notes in definitive registered form.

         "DEPOSIT AGREEMENT" means the deposit agreement dated as of the Issue Date between the Issuer and The Bank of New York, as Depositary.

         "DEPOSITARY" means the Person appointed as agent by the Issuer under the Deposit Agreement for the purposes of maintaining records in which it shall record the ownership, transfer and increases or decreases in the principal amount of CDIs in a Global Junior Note, which initially shall be The Bank of New York.

         "DERIVATIVE TRANSACTION" means any transaction (including an agreement with respect thereto) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, equity derivative transaction, bond option, interest rate option, credit default swap, credit derivative transaction, foreign exchange transaction (other than a spot foreign exchange transaction), cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, futures contract, futures transaction, any other derivative contract or any other similar transaction (including any option or future with respect to any of these transactions), and any combination of these transactions.

         "DISINTERESTED DIRECTOR" means, with respect to any transaction or series of related transactions, a member of the Board of Directors of the Issuer who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions. Ownership of the Issuer's Equity Interests and/or employment arrangements with the Issuer or any of its Subsidiaries shall not constitute a material direct or indirect financial interest in or with respect to a transaction or series of related transactions not directly related to such ownership or such employment arrangement.

         "DISINTERESTED OFFICER" means, with respect to any transaction or series of related transactions, an Officer of the Issuer who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions. Ownership of the Issuer's Equity Interests and/or employment arrangements with the Issuer or any of its Subsidiaries shall not constitute a material direct or indirect financial interest in or with respect to a transaction or series of related transactions not directly related to such ownership or such employment arrangement.

         "DISQUALIFIED STOCK" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exercisable or exchangeable, in each case at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is one year after the date on which the Junior Notes mature. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require the Issuer to repurchase such Capital Stock upon

                                 Schedule 4 - 12
the occurrence of a change of control or an asset sale will not constitute Disqualified Stock if the terms of such Capital Stock provide that the Issuer may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 4.03 (Restricted Payments).

         "DISTRIBUTION AGENT" means The Bank of New York as distribution agent pursuant to the Escrow and Distribution Agreement and any successor from time to time.

         "DOLLAR EQUIVALENT" means, with respect to any monetary amount in a currency other than United States dollars, at any time of determination thereof, the amount of United States dollars obtained by translating the amount of such foreign currency into United States dollars at the spot rate for the purchase of United States dollars with the applicable foreign currency as published in the Wall Street Journal on the date that is two (2) New York Business Day prior to such determination.

         Except as set forth in Section 4.06 (Limitation on Indebtedness and Preferred Stock), whenever it is necessary to determine compliance with any covenant that contains an amount expressed in United States dollars in this Indenture and an amount is expressed in a currency other than United States dollars, such amount will be treated as the Dollar Equivalent determined as of the date such amount is initially determined in such other currency.

         "DTC" means The Depository Trust Company or its nominee.

         "ENFORCEMENT EVENT" means the acceleration of any Secured Obligations (other than Secured Obligations arising under the New Bonding Facility Agreement) or any declaration that any Secured Obligations (other than Secured Obligations arising under the New Bonding Facility Agreement) are prematurely due and payable (other than solely as a result of it becoming unlawful for a Secured Creditor to perform its obligations under the Relevant Documents) or any failure by any Obligor to pay any principal amount in respect of any Secured Obligations (other than Secured Obligations arising under the New Bonding Facility Agreement) whether on maturity or otherwise.

         "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exercisable or exchangeable for, Capital Stock).

         "ESCROW ACCOUNTS" means the Mandatory Redemption Escrow Accounts and the Existing Performance Bond Escrow Accounts established pursuant to the Escrow Agreement.

         "ESCROW AGREEMENT" means the escrow agreement dated on or about the date of the Security Trust and Intercreditor Deed and made between HSBC Bank plc as New Bonding Facility Agent and New Bonding Facility Security Trustee, the Security Trustee, the Escrow Bank and the Issuer establishing and setting out the terms and conditions of each of the Escrow Accounts.

         "ESCROW AND DISTRIBUTION AGREEMENT" means the escrow and distribution agreement dated March 27, 2003 between the Issuer, Marconi plc, the security trustee named therein, The Bank of New York as distribution agent, The Law Debenture Trust Corporation p.l.c., Ancrane, Bondholder Communications Group and the Supervisors (as defined therein) with respect to the Restructuring.

                                 Schedule 4 - 13

         "ESCROW BANK" means the Person acting as Escrow Bank under the Escrow Agreement, which initially shall be HSBC Bank plc.

         "ESOP ESCROW AGREEMENT" means the ESOP escrow agreement dated December 13, 2002 between Marconi plc, the Issuer, HSBC Bank plc and Barclays Bank PLC.

         "EURO" or "(EURO)" means the currency introduced at the start of the third stage of the European economic and monetary union pursuant to the Treaty establishing the European Community, as amended by the Treaty on European Union.

         "EUROCLEAR" means Euroclear Bank S.A./N.V.

         "EUROPEAN UNION" means the European Union, including the countries of Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom, but not including any country which becomes a member of the European Union after the Issue Date.

         "EVENT OF DEFAULT", when used with respect to the Junior Notes, has the meaning set forth in Section 6.01 (Events of Default).

         "EXCLUDED ASSET SALE AND LIQUIDATION PROCEEDS" means (1) the first l82 million (or the Sterling Equivalent) of Net Proceeds and/or Liquidation Proceeds received by the Issuer and its Subsidiaries with respect to Excluded Assets, minus (2) the aggregate Net Proceeds and/or Liquidation Proceeds received by the Issuer and its Subsidiaries with respect to Excluded Assets prior to the Issue Date.

         "EXCLUDED ASSETS" means assets, rights and properties that have been identified as such in writing by the Issuer to the Trustee, the Senior Note Trustee and the Security Trustee and that have been confirmed in writing by PricewaterhouseCoopers.

         "EXISTING INDEBTEDNESS" means Indebtedness of the Issuer and its Subsidiaries (other than Indebtedness owed to the Issuer or any Subsidiary of the Issuer) in existence (i) on the Scheme Launch Date or (ii) incurred after the Scheme Launch Date and in existence on the Issue Date and as set forth in
Schedule 3 (Existing Indebtedness incurred after the Scheme Launch Date) hereto, in each case until such amounts are repaid.

         "EXISTING INTERCOMPANY INDEBTEDNESS" means Indebtedness owed by the Issuer or any of its Subsidiaries to the Issuer or any other Subsidiary of the Issuer (for purposes of this definition, the "creditor") on the Issue Date, in each case until such amounts are repaid, provided that (1) in the event a particular Subsidiary of the Issuer is the creditor in respect of Indebtedness of the Issuer and all its Subsidiaries that in the aggregate exceeds L20 million (or the Sterling Equivalent), such creditor Subsidiary is a party to the Security Trust and Intercreditor Deed and (2) such Indebtedness is unsecured. For purposes of this definition, any Subsidiary of the Issuer that owns or holds any shares of Preferred Stock or Disqualified Stock issued by the Issuer or any of its other Subsidiaries shall constitute the creditor with respect to such Preferred Stock or Disqualified Stock.

         "EXISTING PERFORMANCE BOND ESCROW ACCOUNT" means the Escrow Accounts established pursuant to the Escrow Agreement to be used to satisfy certain obligations of the Issuer and its Subsidiaries to provide cash collateral under Existing Performance Bonds.

                                 Schedule 4 - 14

         "EXISTING PERFORMANCE BONDS" means surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature issued by a bank, insurance company or other financial institution on behalf of the Issuer or any of its Subsidiaries in existence on the Issue Date and not issued pursuant to the Interim Bonding Facilities, until such bonds, letters of credit, guarantees or other obligations expire, terminate or are cancelled.

         "EXTERNAL ASSETS" means, with respect to any specified Person on any date, the total assets of such Person, after eliminating intercompany assets and investments in Subsidiaries, on such date and in accordance with Floating UK GAAP.

         "EXTERNAL SALES" means, with respect to any specified Person for any period, the total revenues of such Person, after eliminating intercompany sales, for such period and in accordance with Floating UK GAAP.

         "FAIR MARKET VALUE" means, with respect to any asset, right or property, the sale value that would be obtained in an arm's-length free market transaction between an informed and willing seller and an informed and willing buyer.

         "FIXED UK GAAP" means generally accepted accounting principles applicable in the United Kingdom including Financial Reporting Standards and Statements of Standard Accounting Practices issued by the Accounting Standards Board Limited and as in effect on March 31, 2003.

         "FLOATING UK GAAP" means generally accepted accounting principles applicable in the United Kingdom including Financial Reporting Standards and Statements of Standard Accounting Practices issued by the Accounting Standards Board Limited and as in effect from time to time.

         "GERMAN IP GUARANTOR" means Marconi Communications GmbH, a private company incorporated under the laws of Germany.

         "GLOBAL JUNIOR NOTES" means each global security in bearer form, representing all or a part of the Junior Notes, without coupons for payments attached, authenticated and delivered to the Holder of such Junior Notes or such portion of such Junior Notes in accordance with Section 2.05 (Execution, Authentication, Delivery and Dating).

         "GROUP" means all the Group Companies.

         "GROUP COMPANY" means the Issuer or any Subsidiary of the Issuer.

         "GROUP LICENCE AGREEMENT" means the intra-group licence agreement among the Issuer and the operating companies within the Group dated on or before the Issue Date providing for a licence authorizing the Issuer and each of its Subsidiaries to use the Intellectual Property of each of them to the extent that such use is ongoing on the Issue Date.

         "GUARANTEE" means a guarantee, direct or indirect, of the obligation of another Person in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness of any Person. The term "GUARANTEE" shall not include endorsements for collection or deposit in

                                 Schedule 4 - 15
the ordinary course of business. The term "GUARANTEE" used as a verb has a corresponding meaning.

         "GUARANTEE OF THE JUNIOR NOTES" means the Guarantee of the Junior Notes by the Guarantors executed and delivered pursuant to Article 11 of this Indenture.

         "GUARANTEE OF THE SENIOR NOTES" means the Guarantee of the Senior Notes by the Guarantors executed and delivered pursuant to Article 11 of the Senior
Note Indenture.

         "GUARANTORS" means each Non-US Guarantor and each US Guarantor.

         "HIGHLY RATED FINANCIAL COUNTERPARTY" means a bank or financial institution whose financial obligations are rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard and Poor's Rating Services (or any successor to the ratings business of either of the foregoing) or the equivalent rating category of another internationally recognized rating agency.

         "HOLDER" means (i) for so long as any Junior Notes are represented by one or more Global Junior Notes, the bearer thereof which shall be the Depositary and (ii) in the event that Definitive Registered Junior Notes are issued, the Person in whose name a Definitive Registered Junior Note is registered on the Registrar's books.

         "INDEBTEDNESS" means, with respect to any specified Person, without duplication:

         (1)      all indebtedness of such Person for borrowed money;

         (2) all obligations of such Person evidenced by bonds, notes, debentures, loan stock or similar instruments;

         (3) all obligations, contingent or otherwise, of such Person in respect of surety bonds, appeal bonds, bid bonds, performance bonds or other obligations of a like nature;

         (4) all obligations, contingent or otherwise, of such Person in respect of letters of credit, banker's acceptances, bank guarantees, acceptance or other similar facilities, in each case, including reimbursement obligations or agreements in respect thereof;

         (5)      all Capital Lease Obligations of such Person;

         (6) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), and all obligations of such Person representing the balance deferred and unpaid of the purchase price of any property or services, but in each case excluding trade payables and other accrued current liabilities arising in the ordinary course of business;

         (7) all Attributable Debt with respect to any Sale and Leaseback Transaction of such Person;

                                 Schedule 4 - 16

         (8) receivables sold or discounted (including, for the avoidance of doubt, transactions having the economic effect of a sale or discounting of receivables) by such Person, provided that receivables to the extent they are sold or discounted on a non-recourse basis shall be disregarded, and for this purpose, where recourse:

         (a)      is limited to the receivables sold; and/or

         (b) arises as a result of breach of warranties (or the equivalent), including warranties (or the equivalent) regarding the validity and enforceability of the receivables sold but excluding warranties (or the equivalent) in respect of the creditworthiness of the receivable debtor;

         the sale or discounting of such receivable shall be deemed to be on a non- recourse basis;

         (9) any amount raised under any other transaction by such Person (including any forward sale or purchase agreement) having the commercial effect of a borrowing, excluding trade payables and other accrued current liabilities arising in the ordinary course of business;

         (10) all obligations of such Person under any Derivative Transaction (the amount of any such obligations to be equal at any time to the termination value of such agreement or arrangement giving rise to such obligation that would be payable by such Person at such time);

         (11) the greater of the voluntary or involuntary maximum fixed repurchase price of all Disqualified Stock of such Person; and

         (12) any Preferred Stock issued by such Person, other than the Issuer.

         In addition, the term "Indebtedness" includes all Indebtedness of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or with respect to any asset or property of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, any Guarantee or indemnity of the specified Person with respect to any Indebtedness of any other Person.

         The amount of any Indebtedness outstanding as of any date will be:

         (1) in the case of any Indebtedness issued with original issue discount, the accreted value of the Indebtedness; and

         (2) in the case of any other Indebtedness, the principal amount of the Indebtedness, together with any interest on the Indebtedness that is more than 30 days past due.

         "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                                 Schedule 4 - 17

         "INDENTURES" means this Indenture and the Senior Note Indenture.

         "INITIAL SECURITY DOCUMENTS" means the security documents to be dated on or before the Issue Date that are set forth in Schedule 2 (Initial Security Documents) hereto.

         "INITIAL TRANSACTION SECURITY" means all assets, properties and rights of the Issuer and its Subsidiaries that are subject to Liens pursuant to the terms and provisions of the Initial Security Documents in order to secure the Secured Obligations.

         "INTELLECTUAL PROPERTY" means all industrial and intellectual property rights whether registered or not including pending applications for registration of such rights and the right to apply for registration of such rights including but not limited to Patents, utility models, design patents, registered designs, design rights, trade and service marks, copyrights (including copyright and equivalent rights in computer software), rights in inventions, technical information, rights in know-how, business names, database rights, processes, models, formulae and experiments and all rights of equivalent or similar effect to any of those which may subsist anywhere in the world.

         "INTELLECTUAL PROPERTY LICENCE AGREEMENTS" means (1) the licences from the IPR SPVs (and in the case of the German IP Guarantor, the Security Trustee) to the relevant Subsidiaries of the Issuer, (2) the Research and Development Cost Sharing Agreement and (3) the Group Licence Agreement.

         "INTERIM BONDING FACILITIES" means (1) the interim bonding facility dated May 10, 2002, as amended, among Barclays Bank PLC, HSBC Bank plc and JPMorgan Chase Bank and Marconi Bonding Limited providing for the issuance of surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature and (2) the temporary bonding facility dated February 8, 2002 among Barclays Bank PLC, HSBC Bank plc and Marconi Bonding Limited providing for the issuance of surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature.

         "INTRA-GROUP LIABILITIES" means all present or future sums, liabilities and obligations whatsoever (actual or contingent) payable, owing, due or incurred by any Intra-Group Borrower (as defined in the Security Trust and Intercreditor Deed) to any Intra-Group Creditor (as defined in the Security Trust and Intercreditor Deed) (whether pursuant to an Intra-Group Document (as defined in the Security Trust and Intercreditor Deed) or otherwise), other than sums, liabilities and obligations arising in the ordinary course of business which do not constitute Indebtedness.

         "INVESTMENTS" means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Subsidiaries and Affiliates of such Person) in the form of loans (including Guarantees or similar arrangements), advances (by means of any transfer of cash or other property to a Person other than the Issuer or any of its Subsidiaries or any payment for property or services for the account or use of a Person other than the Issuer or any of its Subsidiaries), or capital contributions or purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with Floating UK GAAP. The acquisition by the Issuer or any Subsidiary of the Issuer of a Person that becomes a Subsidiary of the Issuer or any Subsidiary of the Issuer and that holds an Investment in a third

                                 Schedule 4 - 18

Person will be deemed to be an Investment by the Issuer or such Subsidiary in such third Person in an amount equal to the Fair Market Value of the Investment held by the acquired Person in such third Person in an amount determined as provided in Section 4.03 (Restricted Payments).

         "IPR SPV" means each of UK IPR Co, US IPR Co and Ringfenced IPR Co.

         "ISRAELI ESOP ESCROW AGREEMENT" means the escrow agreement dated October 21, 2002 between the Issuer, Marconi plc, HSBC Bank plc, Barclays Bank PLC, Bedell Cristin Trustees Limited and Allen & Overy.

         "ISSUE DATE" means the date on which the Junior Notes are first originally issued.

         "ISSUER" means Marconi Corporation plc and any successor thereto.

         "ISSUER REQUEST" and "ISSUER ORDER" means, respectively, a written request or order signed in the name of the Issuer by any Officer and delivered to the Paying Agent or the Trustee (as the case may be).

         "ITALIAN EASY LOANS" means the subsidized loans existing as of the Issue Date granted by the Italian Ministry of Productive Activities (formerly, Ministry of Industry), either directly or through its authorized agents, in favor of Marconi Communications S.p.A. and Marconi Sud S.p.A. or any other Subsidiary of the Issuer incorporated or organized under the laws of Italy pursuant to the provisions of Law No. 46 dated February 17, 1982 and Legislative Decree No. 297 dated July 27, 1999.

         "ITALIAN INVOICE DISCOUNTING" means the discounting or factoring (including, for the avoidance of doubt, transactions having the economic effect of discounting or factoring) by Non-US Subsidiaries incorporated or organized under the laws of Italy of trade receivables owed to such Non-US Subsidiaries in the ordinary course of business on arm's-length terms, provided that (1) the aggregate gross proceeds received from all such trade receivables discounted or factored from and after the Issue Date does not exceed E60 million (or the equivalent in other currencies) and (2) such discounting or factoring is on a non-recourse basis within the meaning specified in clause (8) of the definition of Indebtedness.

         "ITALIAN MORTGAGES" means mortgages over real property constituting Transaction Security granted by Marconi Communications S.p.A. and Marconi Sud S.p.A.

         "JUNIOR NOTE INTEREST ACCRUAL PERIOD" means, in respect of each Junior
Note Interest Period, (1) if no Repayment Date has occurred during a Junior Note Interest Period, such Junior Note Interest Period or (2) if one or more Repayment Dates have occurred during such Junior Note Interest Period, each successive period beginning on (and including) the first day of such Junior Note Interest Period and ending on (but excluding) the next Repayment Date and thereafter each period beginning on (and including) such Repayment Date and ending on (but excluding) the next Repayment Date, or if none the next Junior
Note Interest Payment Date.

         "JUNIOR NOTE INTEREST PAYMENT DATE" means each January 31, April 30, July 31 and October 31, commencing July 31, 2003.

                                 Schedule 4 - 19

         "JUNIOR NOTE INTEREST PERIOD" means each period beginning on (and including) the Issue Date or any Junior Note Interest Payment Date and ending on (but excluding) the next Junior Note Interest Payment Date.

         "JUNIOR NOTE INTEREST RATE" means, with respect to any Junior Note Interest Period, (a) if the Issuer elects to pay and actually pays interest on the Junior Notes on the relevant Junior Note Interest Payment Date in cash, 10% per annum, otherwise (b) 12% per annum.

         "JUNIOR PIK NOTES" means any Junior Notes issued in payment of interest or Additional Amounts on outstanding Junior Notes pursuant to this Indenture.

         "LIEN" means, with respect to any asset or property, any mortgage or deed of trust, lien (statutory or otherwise), pledge, charge, security interest, assignment, deposit, easement, hypothecation, or other encumbrance of any kind upon or in respect of such asset or property, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale, capital lease or other title retention agreement, any lease in the nature thereof, any agreement to give a charge, mortgage or other security interest in and any filing of or agreement to give any financing statement under a statute or regulation of any jurisdiction.

         "LIQUIDATION PROCEEDS" means the aggregate cash and Cash Equivalents received by the Issuer or any of its Subsidiaries (i) in respect of the liquidation, dissolution or winding up of any Subsidiary of the Issuer in its capacity as holder of any Equity Interest in such Subsidiary that occurs following or otherwise in connection with the sale of all or substantially all the assets of such Subsidiary to a Person other than the Issuer or any of its Subsidiaries or (ii) in respect of the liquidation, dissolution or winding up of any Investment in a Person other than the Issuer or any of its Subsidiaries that is owned by the Issuer or a Subsidiary of the Issuer, net of, without duplication:

         (1) any cash investment in, or payment or repayment of any Indebtedness or other liability of, any Subsidiary of the Issuer being liquidated, dissolved, placed under administration or wound-up that is made by the Issuer or any other Subsidiary of the Issuer contemporaneously with such liquidation, dissolution, administration or winding-up, but only to the extent of the amount of such cash investment, payment or repayment;

         (2) the direct costs actually incurred by the Issuer or such Subsidiary including, without limitation, legal, accounting and investment banking fees, sales commissions, and taxes required to be paid or accrued as a liability under Floating UK GAAP as a consequence of such liquidation, dissolution, administration or winding-up, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements; and

         (3) all distributions and other payments required to be made to minority interest holders in any Subsidiary of the Issuer as a result of such liquidation, dissolution, administration or winding-up.

         "LONDON BUSINESS DAY" means a day (other than a Saturday or Sunday) on which commercial banks in London are open for general business.

                                 Schedule 4 - 20

         "MAKE-WHOLE AMOUNT" means, with respect to the Junior Notes and any Repayment Date, an amount equal to the sum of the present values of the remaining scheduled payments of principal and interest after such Repayment Date (assuming the payment of interest in Junior PIK Notes, unless at any time after the second scheduled Junior Note Interest Payment Date, the Issuer has paid interest on the Junior Notes in full in cash on the two consecutive Junior Note Interest Payment Dates immediately preceding such Repayment Date, in which case the payment of interest in cash shall be assumed) on the Junior Notes discounted to the Repayment Date on a quarterly basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate as determined by an independent investment banking firm in London (selected by the Issuer).

         "MANDATORY REDEMPTION ESCROW ACCOUNT" means the Escrow Account established pursuant to the Escrow Agreement to receive deposits to be applied to, inter alia, the mandatory redemption of the Junior Notes and/or the Senior Notes.

         "MCHI" means Marconi Holdings, LLC, a Delaware limited liability company previously known as Marconi Communications Holdings Inc., a Delaware Corporation.

         "MCHI PLAN OF LIQUIDATION AND DISSOLUTION" means the Plan of Complete Liquidation and Dissolution adopted and approved by the Board of Directors and stockholders, respectively, of MCHI in March 2001 as in effect on the Issue Date.

         "MOBILE ESOP ESCROW AGREEMENT" means the escrow agreement dated August 2, 2002 between the Issuer, Marconi plc, Marconi Bruton Street Limited, HSBC Bank plc, Barclays Bank PLC, Salomon Brothers International Limited, UBS AG, Bedell Cristin Trustees Limited and Slaughter and May.

         "NET PROCEEDS" means the aggregate cash and Cash Equivalents received by the Issuer or any of its Subsidiaries in respect of any Asset Sale (including, without limitation, payments in respect of deferred payment arrangements (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of, and any non-cash consideration received in any Asset Sale when disposed of for, cash or Cash Equivalents), net of, without duplication (but in each case provided that the Issuer may, in its discretion, elect not to deduct all or any portion of the following amounts from the aggregate cash and Cash Equivalents received):

         (1) all legal, title and recording tax expenses, commissions and other fees and expenses incurred (including fees and expenses of counsel, accountants and investment bankers) in connection with such Asset Sale;

         (2) all taxes required to be paid or accrued as a liability under Floating UK GAAP, consistently applied, as a consequence of such Asset Sale, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements;

         (3) all distributions and other payments required to be made to minority interest holders in any Subsidiary of the Issuer as a result of such Asset Sale;

         (4) amounts required to be applied to the repayment of Indebtedness secured by a Lien on the assets, properties or rights that were the subject of such Asset Sale,

                                 Schedule 4 - 21
                  or Indebtedness which pursuant to applicable law must be repaid out of the proceeds of such Asset Sale;

         (5) amounts required to be applied to the repayment of Existing Indebtedness which by its terms, or in order to obtain a necessary consent to such Asset Sale, must be repaid out of the proceeds of such Asset Sale;

         (6) the provision of appropriate amounts by the Issuer or any of its Subsidiaries as a reserve against any liabilities and/or indemnification obligations retained and/or assumed by the Issuer or any of its Subsidiaries pursuant to such Asset Sale, as determined in accordance with, and only to the extent required by, Floating UK GAAP, as reflected in an Officers' Certificate of the Issuer delivered to the Trustee; and

         (7) to the extent required pursuant to any binding agreement between the Pension Benefit Guaranty Corporation and the Issuer or its Subsidiaries (a "PBGC AGREEMENT"), any amount contributed to the Marconi USA Employees' Retirement Plan or the RELTEC Corporation Retirement Plan (or any successor plans thereto) for any Affected Pension Participants representing not more than the allocable portion of any underfunding under such pension plan or plans attributable to Affected Pension Participants, to the extent that, in connection with such Asset Sale, the assets and liabilities under the applicable pension plan or plans attributable to such Affected Pension Participants are not transferred to a pension plan maintained by or on behalf of the acquirer in such Asset Sale (for purposes of this clause (7) the net underfunding shall be computed based on the present value of the applicable plan's assets and liabilities as of the date of the Asset Sale and using the applicable actuarial assumptions then being used by the Pension Benefit Guaranty Corporation of the United States for purposes of calculating plan termination liability and using such other actuarial assumptions and methods considered reasonable by the Issuer to determine such liabilities on the sale date based on employee data as of the previous plan valuation date updated to reflect significant demographic changes or, if less, in accordance with any PBGC Agreement), it being understood that, to the extent required under a PBGC Agreement upon the sale of the Outside Plant and Power Business or, if later, the sale of the North American Access Business, the RELTEC Corporation Retirement Plan shall be fully funded or the sponsorship thereof transferred to a third-party buyer of either such business unit;

provided, however, that if either (i) the instrument or agreement governing such Asset Sale requires the transferor to maintain a portion of the purchase price in escrow or otherwise segregate and set aside a portion of the purchase price, whether as a reserve for adjustment of the purchase price or otherwise, for a period not in excess of nine months or (ii) the Issuer, in its reasonable judgment, determines that it is desirable to segregate and set aside funds as a reserve for post-closing adjustments to the purchase price or post-closing balance sheet adjustments for a period not in excess of nine months, the portion of the cash or Cash Equivalents that is actually placed in escrow or segregated and set aside by the transferor shall not be deemed to be Net Proceeds until the escrow terminates or the transferor ceases to segregate and set aside such

                                 Schedule 4 - 22
funds, in whole or in part, and then only to the extent of the proceeds released from escrow to the transferor or that are no longer segregated and set aside by the transferor.

         For the avoidance of doubt, the term "Net Proceeds" shall also include those amounts described as such in subclause (b) of Section 4.04 (Purchase and Cancellation of Notes).

         "NEW BONDING FACILITY AGREEMENT" means the L50 million committed revolving bonding facility agreement dated March 27, 2003 among the Issuer, Marconi Bonding Limited, the New Bonding Facility Security Trustee, certain New Bonding Facility Banks and certain Non-US Subsidiaries providing for the issuance of surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature on behalf of the Issuer and/or any Non-US Subsidiary, as such agreement may be amended, extended, supplemented or otherwise modified from time to time (including, without limitation, any successive amendments, extensions, supplements or other modifications of the foregoing); provided that (1) the aggregate principal amount of Indebtedness at any one time outstanding thereunder shall not exceed L50 million (or the Sterling Equivalent) and (2) the term of such facility shall not extend beyond the date that is 30 months after the Issue Date (but, for the avoidance of doubt, Indebtedness and other obligations incurred or arising under such facility on or prior to the date that is 30 months after the Issue Date may extend beyond such date in accordance with the provisions of such facility).

         "NEW BONDING FACILITY BANKS" means those banks party to the Security Trust and Intercreditor Deed as New Bonding Facility Banks.

         "NEW BONDING FACILITY FUNDING AMOUNT" means at any time the lesser of
(i) L25,000,000 (or the Sterling Equivalent) and (ii) one half of the aggregate facility limit under the New Bonding Facility Agreement.

         "NEW BONDING FACILITY SECURITY TRUSTEE" means HSBC Bank plc or any successor appointed as agent and security trustee pursuant to the New Bonding Facility Agreement.

         "NEW PATENT" means any Patent for which an application for a Patent is filed by an IPR SPV, a UK IP Opco or a US IP Opco after the Effective Date.

         "NEW YORK BUSINESS DAY" means a day (other than a Saturday or Sunday) on which commercial banks in New York City and the Corporate Trust Office of the Trustee are open for general business.

         "NON-US GUARANTOR" means each of:

         (1)      Metapath Software International Limited

                  Mobile Systems International Holdings Limited
                  GPT Special Project Management Limited
                  Marconi Communications Limited, a private limited company incorporated under the laws of England and Wales
                  Marconi Communications International Limited
                  Marconi Communications China Limited
                  Marconi Communications International Investments Limited Marconi Communications International Holdings Limited

                                 Schedule 4 - 23

                  Marconi Communications Investments Limited
                  Marconi Communications Holdings Limited
                  Marconi (Bruton Street) Limited
                  Marconi (DGP1) Limited
                  Marconi (DGP2) Limited
                  Marconi Bonding Limited
                  Marconi Optical Components Limited
                  Associated Electrical Industries Limited
                  English Electric Company Limited
                  Marconi (Elliott Automation) Limited
                  Elliott Automation Holdings Limited
                  Marconi Aerospace Unlimited
                  Marconi UK Intellectual Property Limited
                  Marconi (NCP) Limited
                  Highrose Limited
                  Marconi Inc.
                  Marconi Holdings, LLC
                  Marconi Communications North America Inc.
                  FS Holdings Corp.
                  FS Finance Corp.
                  Marconi Software International, Inc.
                  Metapath Software International (US), Inc.
                  Metapath Software International, Inc.
                  Marconi Intellectual Property (US), Inc.
                  Marconi Communications Holdings GmbH
                  Marconi Communications GmbH, a private company incorporated under the laws of the Federal Republic of Germany
                  Marconi Communications Real Estate GmbH
                  Marconi Holdings S.p.A.
                  Marconi Communications S.p.A.
                  Marconi Sud S.p.A. (to the extent provided in Section 11.01) Marconi Communications Telemulti Ltda (to the extent provided in Section 11.01)
                  Marconi Australia Holdings Pty Limited
                  Marconi Australia Pty Limited
                  Marconi Communications Asia Limited
                  G.E.C. (Hong Kong) Limited
                  Bruton Street Overseas Investments Limited; and
                  Regents Place, Inc.;

         (2) any other Non-US Subsidiary that executes a Guarantee of the Junior Notes pursuant to this Indenture; and

         (3)      each of their respective successors.

         "NON-US SUBSIDIARY" means any Subsidiary of the Issuer other than a US Subsidiary.

         "NORTH AMERICAN ACCESS BUSINESS" means that portion of the network equipment business of the US Subsidiaries comprising the North American access systems business, which

                                 Schedule 4 - 24
develops, manufactures, markets and sells last-mile copper and fiber digital network equipment for the connection of business and consumer end-users to communications networks in the United States and Canada (including a service provider's switch or local exchange or an internet service provider), but excluding the Outside Plant and Power Business and the BBRS Business.

         "NOTE TRUSTEES" means the Trustee and the Senior Note Trustee collectively, or either of them, if the context requires.

        "OBLIGATIONS" means any principal, premium, make-whole amounts, interest, penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities (including, without limitation, contingent and prospective liabilities) payable under the documentation governing any Indebtedness.

         "OBLIGOR" means each of the Issuer and each Guarantor, including any Additional Guarantor.

         "OFFICER" means, with respect to the Issuer or any Guarantor, the chief executive officer, the chief financial officer, the chief accounting officer, the company secretary of any managing director, director or assistant company secretary of the Issuer or such Guarantor.

         "OFFICERS' CERTIFICATE" means, with respect to the Issuer or any Guarantor, a certificate signed in the name of the Issuer or such Guarantor, as the case may be, by any two Officers of the Issuer or such Guarantor, as the case may be (or, to the extent such Officers Certificate is delivered in compliance with the Trust Indenture Act, such officers as shall be required thereunder), complying with the requirements of Section 13.03 (Certificate and Opinion as to Conditions Precedent) and Section 13.04 (Statements Required in Certificate or Opinion), as applicable.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be an employee of or counsel for the Issuer or any Guarantor, and who shall be reasonably acceptable to the Trustee.

         "OPINION OF OUTSIDE COUNSEL" means a written opinion of counsel which is issued by a Person who is a counsel of recognized standing in the relevant jurisdiction and who is not an employee or consultant (other than non-employee legal counsel) of the Issuer or any Guarantor.

         "OPTIONAL REDEMPTION PRICE" means an amount per Junior Note equal to the greater of (1) the applicable Make-Whole Amount for such Junior Note and (2) 110% of the principal amount of such Junior Note, plus in each case accrued and unpaid interest and Additional Amounts, if any, to the relevant Repayment Date.

         "OUTSIDE PLANT AND POWER BUSINESS" means that portion of the network equipment access systems business of the US Subsidiaries that comprises outside plant and power products that power, connect, protect or enclose parts of a telecommunications network and services related to the installation, engineering, maintenance and repair of and training for telecommunications products.

                                 Schedule 4 - 25

         "OUTSTANDING" means, as of any date of determination, in relation to the Junior Notes all the Junior Notes issued other than:

         (1) those Junior Notes which have been redeemed pursuant to this Indenture;

         (2) those Junior Notes in respect of which the date for redemption in accordance with this Indenture has occurred and the redemption moneys (including premium (if any) and all interest and Additional Amounts, if any, payable thereon) have been duly paid to the Trustee or to the Paying Agent in the manner provided in the Agency Agreement (and where appropriate notice to that effect has been given to the relevant Holders) and remain available for payment against presentation of the relevant Junior Notes;

         (3) those mutilated or defaced Junior Notes which have been surrendered and cancelled and in respect of which replacements have been issued;

         (4) (for the purpose only of ascertaining the principal amount of the Junior Notes outstanding and without prejudice to the status for any other purpose of the relevant Junior Notes) those Junior Notes which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued; and

         (5) any Global Junior Note to the extent that it shall have been exchanged for another Global Junior Note or for Definitive Registered Junior Notes pursuant to its provisions or the provisions of this Indenture;

         provided that for each of the following purposes, namely:

         (i) the right to attend and vote at any meeting of the Holders or any of them;

         (ii) the determination of how many and which Junior Notes are for the time being outstanding for the purposes of Sections 6.01 (Events of Default), 6.03 (Acceleration), 6.04 (Rescission and Annulment), 6.10 (Limitations on Suits), 6.15 (Control by Holders), 6.16 (Waiver of Past Default), 6.17 (Undertaking for Costs), 7.10 (Resignation and Removal; Appointment of Successor), 10.01 (Supplemental Indentures with the Consent of Holders), 14.03 (Call and Notice of Meetings), 14.04 (Voting at Meetings) and 14.05 (Voting Rights, Conduct and Adjournment);

         (iii) any discretion, power or authority (whether contained in this Indenture or vested by operation of law) which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Holders or any of them; and

         (iv) the determination by the Trustee whether any event, circumstance, matter or thing is, in its opinion, materially prejudicial to the interests of the Holders or any of them,

         those Junior Notes (if any) (i) which are for the time being held by or on behalf of the Issuer, a Guarantor, any of their respective Subsidiaries or any Affiliate of any of the foregoing, in each case as beneficial owner, and (ii) which are held in escrow pursuant to

                                 Schedule 4 - 26
         the Escrow and Distribution Agreement for distribution to Scheme Creditors shall (unless and until ceasing to be so held) be deemed not to remain Outstanding.

         "PARTICIPANTS" means participants of DTC, Euroclear and Clearstream, Luxembourg.

         "PATENTS" means all pending patent applications and registered patents.

         "PAYING AGENT" means initially The Bank of New York and thereafter, any Person (other than the Issuer, any Guarantor or any Affiliate of the Issuer or any Guarantor) authorized by the Issuer to authenticate the Junior Notes and to pay the principal of, premium, if any, and interest and Additional Amounts, if any, on any Junior Notes on behalf of the Issuer in accordance with the Agency Agreement.

         "PAYMENT STOP EVENT" means the occurrence of either of the following:

         (1) the failure by an Obligor to pay on the due date any amount payable under the Senior Notes or the Senior Note Indenture, or

         (2) the acceleration of the maturity of the Senior Notes following the occurrence of an Event of Default (as such term is defined in the Senior Note Indenture) under the Senior Notes or the Senior Note Indenture, provided that a Payment Stop Event shall cease to be continuing if:

         (a) the relevant Default under the Senior Notes or the Senior Note Indenture has been remedied or waived and any such acceleration has been rescinded in accordance with the Senior
                  Note Indenture;

         (b) the Required Holders of at least a majority in aggregate principal amount of the then Outstanding Senior Notes (as such terms are defined in the Senior Note Indenture) consent in writing to the cessation of such Payment Stop Event; or

         (c) all Obligations under the Senior Notes and the Senior Note Indenture have been discharged in full and there are no further Obligations under the Senior Notes or the Senior Note Indenture.

         "PERMITTED BUSINESS" means business of the general nature of the Issuer and its Subsidiaries conducted on the Issue Date and businesses ancillary or reasonably related or complementary thereto.

         "PERMITTED CORE BUSINESS" means the telecommunications network equipment and network services businesses conducted by the Issuer and its Non-US Subsidiaries on the Issue Date, excluding the US Core Businesses.

         "PERMITTED DEBT" means any of the following:

         (1)      Existing Indebtedness and Existing Intercompany Indebtedness;

         (2)      Permitted Refinancing Indebtedness;

                                 Schedule 4 - 27

         (3) Indebtedness represented by the Senior Notes, the Junior Notes, the Composite Guarantee, the Guarantee of the Senior Notes and the Guarantee of the Junior Notes;

         (4) Indebtedness of the Issuer or any Non-US Subsidiary incurred in the ordinary course of business under the New Bonding Facility Agreement or any Replacement New Bonding Facility Agreement;

         (5)      Permitted Intra-Group Indebtedness;

         (6) Indebtedness of the Issuer and its Subsidiaries in respect of surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature incurred in the ordinary course of business;

         (7) Indebtedness of the Issuer and its Subsidiaries arising from agreements for indemnification or purchase price adjustment or similar obligations incurred or assumed in connection with the disposition or purchase of any assets, provided, in the case of a sale, that the maximum assumable liability in respect of all such obligations shall at no time exceed the gross proceeds actually received by the Issuer and its Subsidiaries (including the Fair Market Value of any non-cash proceeds);

         (8) Indebtedness of the Issuer and its Subsidiaries in respect of workers' compensation and other claims or obligations arising under or in connection with social security, welfare, employment-related or similar regulation, or in connection with self-insurance or similar requirements related thereto, in each case arising in the ordinary course of business, including for the avoidance of doubt, Guarantees of any obligations of the foregoing nature;

         (9) the accrual of interest on Indebtedness of the Issuer and its Subsidiaries that has not been capitalized or added to the principal amount of such Indebtedness or the accretion or amortization of original issue discount with respect to Indebtedness, which Indebtedness was in each case permitted by another clause of this definition;

         (10) Indebtedness of the Captive Insurance Company in an aggregate principal amount at any one time outstanding not to exceed L20 million (or the Sterling Equivalent);

         (11) Indebtedness of the Issuer and its Subsidiaries consisting of advance or extended payment terms in the ordinary course of business provided that no Lien (other than a Permitted Lien) is created in connection with such advance or extended payment terms;

         (12) Indebtedness of the Issuer and its Subsidiaries pursuant to Permitted Hedging Transactions;

         (13) the Guarantee by the Issuer or any Non-US Guarantor of Indebtedness of the Issuer or any other Non-US Guarantor, which Indebtedness is permitted by another clause of this definition;

                                 Schedule 4 - 28

         (14) the Guarantee by any US Guarantor that is not a US Core Business Subsidiary of Indebtedness of any other US Guarantor that is not a US Core Business Subsidiary, which Indebtedness is permitted by another clause of this definition;

         (15) the Guarantee by any US Core Business Subsidiary of Indebtedness of another US Core Business Subsidiary engaged in the same US Core Business, which Indebtedness is permitted by another clause of this definition;

         (16) Indebtedness of any US Subsidiary under the US Working Capital Facility in an aggregate principal amount at any one time outstanding for all US Subsidiaries not to exceed US$22.5 million (or the Dollar Equivalent);

         (17) Indebtedness of the Issuer or any of its Subsidiaries arising from an indemnity or similar obligation to any export credit agency or similar governmental or quasi-governmental entity of any member state of the Organization for Economic Co-operation and Development in each case in an amount not to exceed the portion of the price to be paid to the Issuer or any of its Subsidiaries under a contract for goods or services that is guaranteed, insured or otherwise supported by such export credit agency or similar governmental or quasi-governmental entity and in an aggregate amount at any time outstanding not to exceed L50 million (or the Sterling Equivalent);

         (18) Indebtedness of the Issuer and the Non-US Subsidiaries in an aggregate principal amount (or accreted value, as applicable) at any time outstanding pursuant to this clause (18) which, when aggregated with all other Indebtedness of the Issuer and all Non-US Subsidiaries not permitted by any other clause of this definition, does not exceed L50 million (or the Sterling Equivalent); and

         (19) Indebtedness of the US Subsidiaries in an aggregate principal amount (or accreted value, as applicable) at any time outstanding pursuant to this clause (19) which, when aggregated with all other Indebtedness of all US Subsidiaries not permitted by any other clause of this definition, does not exceed US$10 million (or the Dollar Equivalent).

         "PERMITTED HEDGING TRANSACTION" means any Derivative Transaction that is a currency option agreement or forward foreign exchange agreement entered into by the Issuer or any of its Subsidiaries with any Person (other than the Issuer or any of its Subsidiaries) (1) designed to protect against fluctuations in currency values solely with respect to (a) trade receivables, (b) trade payables, (c) the obligations of the Issuer to make payments of principal, premium, if any, interest or Additional Amounts, if any, on the Senior Notes or the Junior Notes or (d) consideration receivable in the form of cash or Cash Equivalents pursuant to Asset Sales, and (2) other than in the case of clause
(1)(c), in the ordinary course of business and with a non-extendable term of not more than 12 months.

         "PERMITTED INTRA-GROUP HEDGING TRANSACTION" means any Derivative Transaction that is a currency option agreement or forward foreign exchange agreement between or among the Issuer and any of its Subsidiaries designed to protect against fluctuations in currency values and entered into in the ordinary course of business and on arm's-length pricing.

                                 Schedule 4 - 29

         "PERMITTED INTRA-GROUP INDEBTEDNESS" means Indebtedness created, incurred or acquired after the Issue Date and owed by the Issuer or any of its Subsidiaries (for purposes of this definition, the "DEBTOR") to the Issuer or any of its Subsidiaries (for the purposes of this definition, the "CREDITOR") that complies with the criteria set out in one or more of the following clauses:

         (1) the debtor is the Issuer or any Non-US Guarantor and the creditor is the Issuer or any Non-US Guarantor; or

         (2) the debtor is any US Guarantor and the creditor is any US Guarantor; or

         (3) the debtor is the Issuer or any Non-US Guarantor, the creditor is any Non-US Subsidiary that is not a Non-US Guarantor and the creditor is a direct or indirect Subsidiary of the debtor, provided that, in the event such Indebtedness in respect of which a particular Subsidiary of the Issuer is the creditor exceeds an aggregate of L20 million (or the Sterling Equivalent), such Subsidiary shall be a party to the Security Trust and Intercreditor Deed; or

         (4) the debtor is any US Guarantor, the creditor is any US Subsidiary that is not a US Guarantor and the creditor is a direct or indirect Subsidiary of the debtor, provided that, in the event such Indebtedness in respect of which a particular Subsidiary of the Issuer is the creditor exceeds an aggregate of L20 million (or the Sterling Equivalent), such Subsidiary shall be a party to the Security Trust and Intercreditor Deed; or

         (5) the debtor is a Non-US Subsidiary that is not a Non-US Guarantor and the creditor is any other Non-US Subsidiary that is not a Non-US Guarantor; or

         (6) the debtor is a US Subsidiary that is not a US Guarantor and the creditor is any other US Subsidiary that is not a US Guarantor; or

         (7) the debtor is a Non-US Subsidiary that is not a Non-US Guarantor, the creditor is the Issuer or a Non-US Guarantor, and the aggregate principal amount of all such Indebtedness outstanding pursuant to this clause does not at any time exceed L50 million (or the Sterling Equivalent); or

         (8) the debtor is a US Subsidiary that is not a US Guarantor, the creditor is a US Guarantor, and the aggregate principal amount of all such Indebtedness outstanding pursuant to this clause does not at any time exceed US$30 million (or the Dollar Equivalent); or

         (9) the debtor is the Issuer or a Non-US Guarantor that directly or indirectly owns all of the Equity Interests of the US Parent and the creditor is a US Subsidiary; or

         (10) such Indebtedness is incurred under a Permitted Intra-Group Hedging Transaction; or

         (11) the debtor is a Non-US Subsidiary that is not a Non-US Guarantor and such Indebtedness arises by virtue of a counter-indemnity obligation owed to

                                 Schedule 4 - 30

                  Marconi Bonding Limited with respect to Marconi Bonding Limited's obligation under any surety bond, appeal bond, bid bond, performance bond, letter of credit, bank guarantee or other obligation of a like nature issued for the account or benefit of such Non-US Subsidiary; or

         (12) the debtor is a US Subsidiary that is not a US Guarantor and such Indebtedness arises by virtue of a counter-indemnity obligation owed to a US Guarantor with respect to such US Guarantor's obligation under any surety bond, appeal bond, bid bond, performance bond, letter of credit, bank guarantee or other obligation of a like nature issued for the account or benefit of such US Subsidiary, provided that if such US Guarantor is a US Core Business Subsidiary, such US Subsidiary is engaged in the same US Core Business as such US Guarantor; or

         (13) the debtor is a US Subsidiary and the creditor is the Issuer or any other Subsidiary of the Issuer pursuant to a loan the proceeds of which are used solely to pay the costs of the liquidation, administration, dissolution, closure, suspension of business or winding up of such US Subsidiary or a termination of a business or operation of such US Subsidiary; or

         (14) the debtor is a Subsidiary of the Issuer and such Indebtedness arises by virtue of a counter-indemnity obligation owed to Marconi Inc. with respect to a letter of credit, bank guarantee or other obligation of a like nature issued for the account or benefit of Marconi Inc. in connection with any insurance arrangements of Marconi Inc. undertaken or arranged for the benefit of such Subsidiary; or

         (15) the debtor is the Issuer or a Subsidiary of the Issuer and such Indebtedness arises by virtue of a counter-indemnity obligation owed to the Issuer or another Subsidiary of the Issuer with respect to any Indebtedness of the Issuer or such other Subsidiary of the type described in clause (8) of the definition of Permitted Debt in connection with any claim or other obligation that is attributable to the debtor;

         provided, however, that (a) with respect to Indebtedness in clauses
         (1), (2), (3), (4), (9) and (10) above, if the Issuer or any Guarantor is the debtor in respect of such Indebtedness, such Indebtedness must be unsecured, and (b) with respect to Indebtedness in clauses (1), (2) and (9) above, both the creditor and the debtor in respect of such Indebtedness must be parties to the Security Trust and Intercreditor Deed.

                  For the purposes of this definition, (1) if the Issuer or any Subsidiary of the Issuer has shares of Preferred Stock or Disqualified Stock outstanding, the Issuer or such Subsidiary shall constitute the "debtor" with respect to such Preferred Stock or Disqualified Stock and
         (2) if the Issuer or any Subsidiary of the Issuer owns or holds any shares of Preferred Stock or Disqualified Stock described in clause
         (1), the Issuer or such Subsidiary shall constitute the "creditor" with respect to such Preferred Stock or Disqualified Stock.

                                 Schedule 4 - 31

         "PERMITTED INTRA-GROUP TRANSFER" means

         (1) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of inventory (including equipment that constitutes inventory) between or among the Issuer and any Non-US Subsidiaries in the ordinary course of business;

         (2) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of inventory (including equipment that constitutes inventory) between or among US Subsidiaries (other than US Core Business Subsidiaries engaged in different US Core Businesses) in the ordinary course of business;

         (3) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights between or among the Issuer and any Non-US Guarantors or between or among any Non-US Guarantors, provided however, that where the parties thereto are not in the Same Jurisdiction, such transaction is made at Fair Market Value;

         (4) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights between or among any Non-US Subsidiaries that are not Guarantors;

         (5) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights between or among Non-US Subsidiaries that are not Guarantors and the Issuer or any Non-US Guarantors, provided however, that such transaction is made at Fair Market Value;

         (6) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights from a US Guarantor that is not a US Core Business Subsidiary to another US Guarantor that is not a US Core Business Subsidiary, provided however, that where the parties thereto are not in the Same Jurisdiction, such transaction is made at Fair Market Value;

         (7) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights between or among any US Subsidiaries that are not Guarantors;

         (8) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights between or among US Subsidiaries that are not Guarantors and any US Guarantors, provided however, that such transaction is made at Fair Market Value;

         (9) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of any assets, properties or rights between or among US Core Business Subsidiaries engaged in the same US Core Business;

         (10) a sale, lease, transfer, conveyance or other disposition, directly or indirectly, of assets of a US Core Business by a transferor to a US Guarantor that is incorporated either (a) under the laws of the United States, any state thereof or the District of Columbia or (b) in the Same Jurisdiction as the transferor, in each

                                 Schedule 4 - 32
                  case solely in compliance with and to the extent necessary to comply with Section 4.01 (Covenants Regarding US Core Businesses);

         (11) tax loss surrenders between or among the Issuer and its Subsidiaries;

         (12) a licence, sublicence or transfer of Intellectual Property between or among the Issuer and any of its Subsidiaries or between or among its Subsidiaries, provided that (a) such licence, sublicence or transfer is expressly permitted under or approved in accordance with the terms of the applicable Intellectual Property Licence Agreements or (b) if such Intellectual Property is not the subject of the Intellectual Property Licence Agreements, the Issuer provides express prior written consent to such transaction;

         (13) a transfer of assets that constitutes a Permitted Investment or Restricted Payment that is permitted by Section 4.03 (Restricted Payments); and

         (14) a transfer by FS Holdings Corp of Equity Interests in Marconi Communications Inc. to the US Parent.

         "PERMITTED INVESTMENTS" means:

         (1) any Investment by the Issuer or a Non-US Subsidiary in the Issuer or a Non-US Subsidiary (including, for these purposes, a newly organized Person that will as a result of such Investment become a Non-US Subsidiary);

         (2) any Investment by a US Subsidiary in a US Subsidiary (including, for these purposes, a newly organized Person that will as a result of such Investment become a US Subsidiary);

         (3) any Investment by FS Holdings Corp in Equity Interests in the US Parent solely in exchange for Equity Interests in Marconi Communications Inc;

         (4)      any Investment in cash or Cash Equivalents;

         (5) any Investment made as a result of the receipt of non-cash or deferred consideration from an Asset Sale that was made in compliance with Section 4.02 (Asset Sales);

         (6) Investments received upon the sale or disposition of assets that were excluded from the definition of Asset Sale pursuant to (a) clause (1) of the second paragraph of the definition thereof (other than Investments in Equity Interests) or (b) clause (8) of the second paragraph of the definition thereof;

         (7) Investments solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Issuer;

         (8) Investments received by the Issuer or any Subsidiary of the Issuer (a) as a result of the waiver, compromise, settlement, release or surrender, in each case in the ordinary course of business, of any right or claim of the Issuer or such Subsidiary, including any debt owing to the Issuer or such Subsidiary, or (b) in satisfaction of judgments or pursuant to any plan of reorganization,

                                 Schedule 4 - 33
                  compromise, scheme or similar arrangement upon the bankruptcy or insolvency of a debtor;

         (9) any refinancing, amendment, renewal, extension, modification or replacement (including in connection with or as a result of a bankruptcy, insolvency, workout, reorganization or recapitalization) of any Investment existing on the Issue Date or any Investment made subsequent to the Issue Date that was permitted to be made under this Indenture, in each case so long as no additional Investment is made;

         (10) receivables (including extended payment terms) created or acquired in the ordinary course of business by the Issuer or any Subsidiary of the Issuer and payable or dischargeable in accordance with its customary trade terms;

         (11) negotiable instruments held for deposit or collection in the ordinary course of business;

         (12) Investments resulting from the acquisition of a Person that at the time of such acquisition held instruments constituting Investments that were not acquired in contemplation of, or in connection with, the acquisition of such Person, provided that the acquisition of such Person is permitted pursuant to another clause of this definition of Permitted Investments;

         (13) loans or advances by the Issuer or any Subsidiary of the Issuer to their respective officers, directors or employees for travel, transportation, entertainment, moving, relocation and other business expenses that are made in the ordinary course of business in an aggregate amount at any time outstanding not to exceed L3 million (or the Sterling Equivalent);

         (14) Investments consisting of loans or advances by the Issuer or any Non-US Subsidiary to customers for the purposes of financing all or a portion of the purchase of goods or services from the Issuer or any Non-US Subsidiary, provided that such Investments do not involve the provision of cash by the Issuer or any Non-US Subsidiary to the recipient of such financing, and provided further that the aggregate amount of all such outstanding Investments made after the Issue Date does not at any time exceed L20 million (or the Sterling Equivalent) (provided that Investments lasting for no more than five (5) London Business Days in connection with arrangements to transfer such loans or advances to third parties will not be included in the calculation of such amount until the expiration of such five (5) London Business Days);

         (15) Investments consisting of loans or advances by any US Subsidiary to customers for the purposes of financing all or a portion of the purchase of goods or services from any US Subsidiary, provided that such Investments do not involve the provision of cash by any US Subsidiary to the recipient of such financing, and provided further that the aggregate amount of all such outstanding Investments made after the Issue Date does not at any time exceed US$10 million (or the Dollar Equivalent) (provided that Investments lasting for no more than five (5) London Business Days in connection with arrangements to

                                 Schedule 4 - 34
                  transfer such loans or advances to third parties will not be included in the calculation of such amount until the expiration of such five (5) London Business Days);

         (16) Investments made with respect to or in connection with the incurrence of workers' compensation, unemployment or casualty insurance, social security or welfare obligations and other related types of statutory obligations (including, for the avoidance of doubt, counter-indemnities from the Issuer or a Subsidiary of the Issuer to the Issuer or another Subsidiary of the Issuer in respect of any of the foregoing and Guarantees provided by the Issuer or any Subsidiary with respect to or in connection with any obligations of the foregoing nature);

         (17) Investments made pursuant to contractual commitments in effect on the Scheme Launch Date;

         (18) Investments made pursuant to contractual commitments in effect on the Issue Date that are listed in Schedule 4 (Permitted Investments - Contractual Commitments in effect on the Issue
                  Date) hereto;

         (19) Permitted Hedging Transactions and Permitted Intra-Group Hedging Transactions;

         (20) Investments in the Issuer by any US Subsidiary resulting from the repurchase of any outstanding Senior Notes or Junior Notes by such US Subsidiary or the cancellation of such Senior Notes or Junior Notes;

         (21) Investments consisting of loans from a US Subsidiary to the Issuer or a Non-US Guarantor that directly or indirectly owns all of the Equity Interests of the US Parent that are permitted by clause (9) of the definition of Permitted Intra-Group Indebtedness;

         (22) any Investment by the Issuer or a Non-US Subsidiary in a US Subsidiary the proceeds of which are used solely to pay the costs of the liquidation, administration, dissolution, closure, suspension of business or winding-up of such US Subsidiary or the termination of a business or operation of such US Subsidiary;

         (23) Investments consisting of Indebtedness that is permitted by clause (14) of the definition of Permitted Intra-Group Indebtedness;

         (24) with respect to the Issuer and the Non-US Subsidiaries, other Investments in any Person (including, for the avoidance of doubt, any joint venture) having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value) that, when taken together with all other Investments made pursuant to this clause (24) that are at the time outstanding, do not exceed (a) L30 million (or the Sterling Equivalent) or
                  (b) from and after the second anniversary of the Issue Date,(pound)75 million (or the Sterling Equivalent), provided however, that solely with respect to clause (a), the aggregate Fair Market Value of all Investments made in each twelve-month period commencing on the Issue Date and the first anniversary of

                                 Schedule 4 - 35
                  the Issue Date shall not exceed L15 million (or the Sterling Equivalent), provided further, that in the case of each of clauses (a) and (b), such amounts shall be calculated after giving effect to any reductions in the amount of any Investments as a result of the repayment or other disposition of the Investments for cash or Cash Equivalents, the amount of the reduction not to exceed the amount of the Investments previously made pursuant to this clause (24); and

         (25) with respect to the US Subsidiaries, other Investments in any Person (including, for the avoidance of doubt, any joint venture) having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (25) that are at the time outstanding, do not exceed (a) US$10 million (or the Dollar Equivalent) or (b) from and after the second anniversary of the Issue Date, US$25 million (or the Dollar Equivalent), provided however, that in the case of each of clauses (a) and (b), such amounts shall be calculated after giving effect to any reduction in the amount of any Investments as a result of the repayment or other disposition of the Investments for cash or Cash Equivalents, the amount of the reduction not to exceed the amount of the Investments previously made pursuant to this clause (25).

         "PERMITTED LIENS" means:

         In relation to the Issuer and its Subsidiaries:

         (1) Liens on assets or property existing at the time of acquisition of the assets or property by the Issuer or any Subsidiary of the Issuer, Liens on assets or property of a Person existing at the time such Person becomes a Subsidiary of the Issuer and Liens on Capital Stock of an acquired Person that becomes a Subsidiary of the Issuer as a result of such acquisition; provided that such Liens were not created, incurred or assumed in connection with, or in contemplation of, such acquisition or such Person becoming a Subsidiary of the Issuer and do not extend to or cover any other assets or property of the Issuer or any of its Subsidiaries;

         (2) Liens to secure Purchase Money Obligations or Capital Lease Obligations, in each case that are permitted under the definition of Permitted Debt;

         (3) Liens arising pursuant to, or as a result of, any leases of property or licensing or escrow arrangements that are excluded from the definition of Asset Sale;

         (4) any Lien the principal purpose and effect of which is to allow the setting-off or netting of obligations with those of a financial institution in the ordinary course of the cash management arrangements of the Issuer or any Subsidiary of the Issuer;

         (5) Liens created pursuant to the Security Documents, the Indentures, the Composite Guarantee, the Guarantee of the Senior Notes, the Guarantee of the

                                 Schedule 4 - 36

                  Junior Notes, the Escrow Agreement and the Security Trust and Intercreditor Deed;

         (6)      Liens existing on the Scheme Launch Date;

         (7) Liens existing on the Issue Date that are listed in Schedule 5 (Permitted Liens - Liens existing on the Issue Date) hereto;

         (8) Liens (not securing Indebtedness) for Taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as is required in conformity with Floating UK GAAP has been made therefor;

         (9) Liens incurred or deposits made in connection with workers' compensation, unemployment insurance, other types of social security or welfare obligations and other types of related statutory obligations;

         (10) Liens arising in relation to Existing Performance Bonds as a result of the provision of cash collateral for such Existing Performance Bonds from the Existing Performance Bond Escrow Account;

         (11) Liens (not securing Indebtedness) in favor of customs or revenue authorities to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

         (12) easements, rights of way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Issuer or any of its Subsidiaries;

         (13) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business in respect of obligations that are not yet due or that are bonded or that are being contested in good faith and by appropriate proceedings; provided that adequate reserves with respect to such Lien are maintained on the books of the Issuer or any Subsidiary of the Issuer for whom the Lien relates, as the case may be, in accordance with Floating UK GAAP;

         (14)     Liens arising by operation of law;

         (15) rights of set-off under contracts entered into in the ordinary course of business;

         (16) any Lien the principal purpose and effect of which is to allow the setting-off or netting of obligations with those of a financial institution under or in connection with any Permitted Hedging Transaction;

         (17) any retention of title reserved by any seller of goods or any Lien imposed, reserved or granted over goods supplied by such seller in the ordinary course of business;

                                 Schedule 4 - 37

         (18) Liens arising out of or in connection with pre-judgment legal process or a judgment or a judicial award relating to security for costs;

         (19) any right of first refusal, right of first offer, option, contract, or other agreement to sell or otherwise dispose of an asset of the Issuer or any Subsidiary of the Issuer;

         (20) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into by the Issuer or any Subsidiary of the Issuer in the ordinary course of business, provided that such Liens do not extend to any property or assets which are not the subject of such operating leases;

         (21) Liens resulting from escrow arrangements entered into in connection with a disposition of property or assets;

         In relation to the Issuer and the Non-US Subsidiaries only:

         (22) Liens arising from the provision of collateral by the Captive Insurance Company that are required for the captive insurance arrangements of the Issuer and its Subsidiaries, provided that the Fair Market Value of such collateral does not exceed
                  L20 million (or the Sterling Equivalent) in the aggregate at any time;

         (23) Liens arising out of or in connection with Italian Invoice Discounting;

         (24) Liens on cash (including, for the avoidance of doubt, any rights in respect of deposits with a bank or financial institution) with respect to outstanding Indebtedness and other obligations under the New Bonding Facility Agreement and any Replacement New Bonding Facility Agreement (which Lien, for the avoidance of doubt, may constitute a Lien ranking prior to any Lien on cash collateral constituting Transaction Security), provided that the aggregate at any time of all cash collateral provided by the Issuer and its Subsidiaries to (a) the New Bonding Facility Security Trustee (excluding all Cash Collateral Releases transferred to the New Bonding Facility Security Trustee and all amounts transferred from the Existing Performance Bond Escrow Account to the New Bonding Facility Security Trustee and other than as a result of the revaluation of bonds issued under the New Bonding Facility Agreement and/or any Replacement New Bonding Facility Agreement, as applicable, in accordance with the terms of such agreement) and (b) any agent, security trustee or lender under, or otherwise in respect of, any Replacement New Bonding Facility Agreement, does not exceed L25 million (or the Sterling Equivalent);

         (25) Liens with respect to outstanding Indebtedness or other obligations of the Issuer or any Non-US Subsidiary (which Liens in relation to cash, for the avoidance of doubt, may constitute a Lien ranking prior to any Lien on cash collateral constituting Transaction Security) that do not in the aggregate for the Issuer and each Non-US Subsidiary at any time exceed L20 million (or the Sterling Equivalent), provided that for purposes of determining compliance with such L20 million (or the Sterling Equivalent) aggregate amount, any such Indebtedness or other obligation that is secured by a Lien solely on cash

                                 Schedule 4 - 38

                  (including, for the avoidance of doubt, rights to any deposit at a bank or other financial institution) shall be deemed to be in an amount equal to the amount of such cash (and not the amount of such Indebtedness or other obligation);

         In relation to the US Subsidiaries only:

         (26) Liens with respect to surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature issued on behalf of any US Subsidiary (which Liens in relation to cash, for the avoidance of doubt, may constitute a Lien ranking prior to any Lien on cash collateral constituting Transaction Security), provided that the aggregate of all outstanding Indebtedness and other obligations under all such instruments or agreements secured by any Lien does not at any time exceed US$15 million (or the Dollar Equivalent), provided further that for purposes of determining compliance with such US$15 million (or the Dollar Equivalent) aggregate amount, any such Indebtedness or other obligation that is secured by a Lien solely on cash (including, for the avoidance of doubt, rights to any deposit at a bank or other financial institution) shall be deemed to be in an amount equal to the amount of such cash (and not the amount of such Indebtedness or other obligation);

         (27) Liens on the Pittsburgh Facility and related assets and rights securing Indebtedness under the US Working Capital Facility, provided that the aggregate principal amount of all such outstanding Indebtedness does not at any time exceed US$22.5 million (or the Dollar Equivalent); and

         (28) Liens with respect to outstanding Indebtedness or other obligations of any US Subsidiary (which Liens in relation to cash, for the avoidance of doubt, may constitute a Lien ranking prior to any Lien on cash collateral constituting Transaction Security) that do not in the aggregate for all US Subsidiaries at any time exceed US$5 million (or the Dollar Equivalent), provided that for purposes of determining compliance with such US$5 million (or the Dollar Equivalent) aggregate amount, any such Indebtedness or other obligation that is secured by a Lien solely on cash (including, for the avoidance of doubt, rights to any deposit at a bank or other financial institution) shall be deemed to be in an amount equal to the amount of such cash (and not the amount of such Indebtedness or other obligation).

         "PERMITTED REFINANCING INDEBTEDNESS" means any Indebtedness of the Issuer or any Subsidiary of the Issuer issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund any Indebtedness that constitutes Permitted Debt pursuant to clauses (1),
(2), (6), (7), (8), (9) or (11) of the definition of Permitted Debt, other than Indebtedness between or among the Issuer and its Subsidiaries, provided that:

         (1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness extended, refinanced, renewed, replaced, defeased or refunded (plus all accrued interest on such Indebtedness and the amount of all expenses and premiums incurred in connection therewith);

                                 Schedule 4 - 39

         (2) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded;

         (3) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Junior Notes, such Permitted Refinancing Indebtedness is subordinated in right of payment to the Junior Notes and the Guarantee of the Junior Notes on terms at least as favorable to the Holders of Junior Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and

         (4)      such Permitted Refinancing Indebtedness is incurred either by
                  (a) if the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is the Issuer, the Issuer, (b) if the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is a Non-US Subsidiary, the Issuer or such Non-US Subsidiary or (c) if the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is a US Subsidiary, such US Subsidiary.

         "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

         "PITTSBURGH FACILITY" means the property located at 1000 Marconi Drive, Warrendale, Pennsylvania, USA.

         "PLACE OF PAYMENT" when used with respect to the Junior Notes, means the place or places where the principal of (and premium, if any), interest, or Additional Amounts, if any, on the Junior Notes are payable, as specified in
Section 2.01 (Title and Terms).

         "PREDECESSOR JUNIOR NOTE" of any particular Junior Note means every previous Junior Note evidencing all or a portion of the same debt as that evidenced by such particular Junior Note; and, for the purposes of this definition, any Junior Note authenticated and delivered under Section 2.07 (Mutilated, Destroyed, Lost and Stolen Junior Notes) in exchange for or in lieu of a mutilated, destroyed, lost or stolen Junior Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Junior Note.

         "PREFERRED STOCK" means, with respect to any Person, any Equity Interest of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over the Equity Interest of any other class in such Person.

                                 Schedule 4 - 40

         "PROFIT AFTER TAXES" means, with respect to any specified Person for any period, the profit (loss) after tax of such Person, determined in accordance with Floating UK GAAP, consistently applied, and before any reduction in respect of preferred stock dividends, excluding, however:

         (1) any gain (but not loss), together with any related provision for Taxes on such gain (but not loss), realized in connection with (a) any Asset Sale or (b) the disposition of any securities by such Person or any of its Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Subsidiaries; and

         (2) any extraordinary or exceptional gain (but not loss), together with any related provision for Taxes on such extraordinary or exceptional gain (but not loss).

         "PURCHASE MONEY OBLIGATION" means any Indebtedness secured by a Lien on assets or property used or useful in the Permitted Core Business and any additions and accessions thereto, which are purchased by the Issuer or any Subsidiary of the Issuer at any time after the Issue Date; provided that:

         (1) the security agreement or conditional sales or other title retention contract pursuant to which the Lien on such assets is created (collectively a "PURCHASE MONEY SECURITY AGREEMENT") shall be entered into within 360 days after the purchase or substantial completion of the construction of such assets and such Liens shall at all times be confined solely to the assets so purchased or acquired, any additions and accessions thereto and any proceeds therefrom;

         (2) at no time shall the aggregate principal amount of the outstanding Indebtedness secured thereby be increased, except in connection with the purchase of additions and accessions to the assets so purchased or acquired and except in respect of fees and other obligations in respect of such Indebtedness; and

         (3) (a) the aggregate outstanding principal amount of Indebtedness secured thereby (determined on a per asset basis in the case of any additions and accessions) shall not at the time such Purchase Money Security Agreement is entered into exceed 100% of the purchase price to the Issuer or such Subsidiary of the assets subject thereto or (b) the Indebtedness secured thereby shall be with recourse solely to the assets so purchased or acquired, any additions and accessions thereto and any proceeds therefrom.

         "REDEMPTION CERTIFICATE" means a certificate in substantially the form set out in Schedule 4 to the Escrow Agreement.

         "REFERENCE TREASURY DEALER" means a primary US Government securities dealer in New York City selected by the Trustee if either (1) no Senior Notes are outstanding or (2) only Junior Notes are being redeemed pursuant to the provisions described in Section 3.07 (Optional Clean-Up Redemption), or otherwise selected by the Senior Note Trustee.

         "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any Repayment Date, the average, as determined by the Trustee if either (1) no Senior Notes are outstanding or (2) only Junior Notes are being redeemed pursuant to the

                                 Schedule 4 - 41
provisions described in Section 3.07 (Optional Clean-Up Redemption), or otherwise as determined by the Senior Note Trustee, of the bid and asked prices for the Comparable Treasury Issue for such Repayment Date (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee or the Senior Note Trustee, as the case may be, by such Reference Treasury Dealer as at 5:00 p.m. (New York Time) on the third New York Business Day preceding such Repayment Date.

         "REGISTRAR" means any Person appointed by the Issuer to maintain an office or agency where Definitive Registered Junior Notes may be presented for transfer, exchange or payment under this Indenture, which initially shall be The Bank of New York.

         "REGULAR RECORD DATE" means, with respect to Definitive Registered Junior Notes, the January 15, April 15, July 15 or October 15 immediately preceding the relevant Junior Note Interest Payment Date.

         "RELEVANT CURRENCY" means United States dollars, provided that in the event the Issuer elects to pay a redemption amount in British pounds sterling as set forth in Section 3.11 (Optional Payment of Redemption Amounts in British Pounds Sterling), the Relevant Currency of such redemption amount shall be British pounds sterling.

         "RELEVANT DOCUMENTS" means the Security Trust and Intercreditor Deed, any Agent/Trustee/New Bonding Facility Bank Accession Letter (as such term is defined in the Security Trust and Intercreditor Deed), any Guarantor Accession Letter (as such term is defined in the Security Trust and Intercreditor Deed), the Indentures, the Escrow Agreement, the Senior Notes, the Junior Notes, the New Bonding Facility Agreement, the Security Documents (including, for the avoidance of doubt, the Guarantee of the Senior Notes, the Guarantee of the Junior Notes and the Composite Guarantee), the Fee Letter and any Additional Remuneration Fee Letter (as such terms are defined in the Security Trust and Intercreditor Deed) and any notices issued and any other documents or agreements entered into in connection with or relating to such documents.

         "REPAYMENT DATE" means each date upon which the Issuer redeems all or part of the Outstanding Junior Notes.

         "REPLACEMENT NEW BONDING FACILITY AGREEMENTS" means any facility agreement or agreements entered into on or after the Issue Date between or among the Issuer and/or any Non-US Subsidiary with any bank, insurance company or other financial institution providing for the issuance of surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature on behalf of the Issuer and/or any Non-US Subsidiary, as such agreement or agreements may be amended, extended, supplemented or otherwise modified from time to time (including, without limitation, any successive amendments, extensions, supplements or other modifications of the foregoing); provided that (1) the term of each such facility shall not extend beyond the date that is 30 months after the Issue Date (but, for the avoidance of doubt, Indebtedness and other obligations incurred or arising under any such facility on or prior to the date that is 30 months after the Issue Date may extend beyond such date in accordance with the provisions of any such facility) and (2) no such facility agreement shall require the Issuer and/or any Non-US Subsidiary to cash-collateralize any instrument issued thereunder, or otherwise require the Issuer and/or any Non-US Subsidiary

                                 Schedule 4 - 42
to grant any Lien to secure any instrument issued thereunder on any property or asset having a value, in excess of 50% of the aggregate face or principal amount of any such instrument.

         "REQUIRED HOLDERS" means at any time, the Holder or Holders of at least the specified percentage of the aggregate principal amount of the Junior Notes at the time Outstanding.

         "RESEARCH AND DEVELOPMENT COST SHARING AGREEMENT" means the research and development cost sharing agreement entered into on or prior to the Issue Date by Marconi Communications GmbH, Marconi Communications Inc, Marconi Communications Limited and Marconi Communications S.p.A.

         "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer of the Trustee assigned to or working in the Corporate Trust Department of the Trustee or, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "RESTRUCTURING" means the Scheme of Arrangement under Section 425 of the Companies Act 1985 between Marconi Corporation plc and its Scheme Creditors (as defined therein) in the High Court of Justice of England and Wales.

         "RINGFENCED IPR CO" means Marconi Intellectual Property (Ringfence) Inc., a Wholly-Owned Subsidiary of Marconi Communications Inc. that is incorporated under the laws of the State of Delaware, United States of America, to which all legal and beneficial ownership of Patents relating to the North American Access Business, the BBRS Business and the Outside Plant and Power Business owned by any US IP Opco are transferred on or prior to the Issue Date.

         "SALE AND LEASEBACK TRANSACTION" means an arrangement relating to assets or property now owned or hereafter acquired whereby the Issuer or any Subsidiary of the Issuer transfers such assets or property to a Person and the Issuer or any Subsidiary of the Issuer leases such assets or property from such Person, if the amount of the liability in respect of such lease would at that time be required to be capitalized on a balance sheet in accordance with Floating UK GAAP.

         "SAME JURISDICTION" means (1) with respect to any Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, any of such jurisdictions and (2) with respect to any Person organized and existing under the laws of any other jurisdiction, such other jurisdiction.

         "SCHEME CREDITORS" means the creditors of the Issuer and Marconi plc in respect of the Restructuring.

         "SCHEME DOCUMENT" means the document entitled "Proposals in relation to Schemes of Arrangement", dated 31 March 2003 and posted to Scheme Creditors pursuant to the Restructuring.

         "SCHEME LAUNCH DATE" means March 31, 2003.

                                 Schedule 4 - 43

         "SEC" means the US Securities and Exchange Commission, as from time to time constituted, created under the US Exchange Act, or, if at any time after the execution of this instrument such SEC is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "SECURED CREDITORS" means the Security Trustee, any Receiver or Delegate (each as defined in the Security Trust and Intercreditor Deed), the Depositary, the Paying Agent, the Registrar, the Senior Note Trustee (for itself and as trustee for the holders of the Senior Notes), the Trustee (for itself and as trustee for the holders of the Junior Notes), the New Bonding Facility Security Trustee, the Escrow Bank and each of the New Bonding Facility Banks and their respective successors and assigns.

         "SECURED OBLIGATIONS" means all present and future indebtedness, liabilities and obligations (for the avoidance of doubt, including any liabilities and obligations which have been cash-collateralized by the Obligors) at any time of any Obligor under the Relevant Documents, both actual and contingent and whether incurred solely or jointly or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities and obligations:

         (1)      any refinancing, novation, deferral or extension;

         (2) any obligation relating to any increase in the amount of such obligations;

         (3)      any claim for damages or restitution; and

         (4) any claim as a result of any recovery by an Obligor of a payment or discharge, or non-allowability, on the grounds of preference,

and any amounts that would be included in any of the above but for any discharge, non-provability or unenforceability of those amounts in any insolvency or other proceedings (including interest accruing after the commencement of any insolvency or other proceedings).

         "SECURITY DOCUMENTS" means (1) the Initial Security Documents securing the Secured Obligations, (2) any other pledge agreements, security agreements, mortgages, deeds of trust and other agreements, instruments and documents entered into from time to time by the Issuer or any Subsidiary of the Issuer creating or granting any Guarantee, indemnity or Lien in favor of any of the Secured Creditors or the Security Trustee, as trustee for the Secured Creditors, as security for any of the Secured Obligations and (3) any other agreements, instruments and documents executed and delivered pursuant to any of the foregoing, in the case of each of clauses (1) through (3), as amended, modified, restated or supplemented from time to time.

         "SECURITY TRUST AND INTERCREDITOR DEED" means the security trust and intercreditor deed dated the Issue Date between the Issuer, the Security Trustee, the Guarantors, the Trustee, the Senior Note Trustee, the New Bonding Facility Security Trustee, the New Bonding Facility Banks, the Depositary, the Paying Agent, the Registrar, the Intra-Group Creditors (as defined therein) and the Intra-Group Borrowers (as defined therein) as amended, modified, restated or supplemented from time to time.

         "SECURITY TRUSTEE" means The Law Debenture Trust Corporation p.l.c., as security trustee under the Security Trust and Intercreditor Deed, and its successors and assigns thereunder.

                                 Schedule 4 - 44

         "SENIOR NOTE INDENTURE" means the indenture dated as of May 19, 2003 between and among Marconi Corporation plc as issuer, the initial guarantors named therein and Law Debenture Trust Company of New York as trustee, governing the Senior Notes, as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof.

         "SENIOR NOTE INTEREST PAYMENT DATE" means each January 15, April 15, July 15 and October 15, commencing July 15, 2003.

         "SENIOR NOTE TRUSTEE" means the Law Debenture Trust Company of New York or any successor appointed pursuant to the applicable provisions of the Senior
Note Indenture.

         "SIGNIFICANT SUBSIDIARY" means any Subsidiary of the Issuer if any of the (a) unconsolidated Total Assets, (b) unconsolidated External Assets, (c) unconsolidated External Sales, or (d) commencing on March 31, 2005, unconsolidated EBITDA of such Subsidiary is greater than 5% of the (w) aggregate of the unconsolidated Total Assets of the Issuer and each of its Subsidiaries, or the (x) consolidated External Assets, (y) consolidated External Sales or (z) Consolidated EBITDA, respectively, of the Issuer and its Subsidiaries, taken as a whole (calculated in the manner specified in sub-clauses (2) through (6) of clause (c) of Section 4.13 (Guarantor Coverage Requirements)). Solely for the purposes of determining whether an Event of Default has occurred, or an Insolvency Event has occurred under the Security Trust and Intercreditor Deed (in each case other than with respect to the approval by stockholders of a Subsidiary of the Issuer (other than a Guarantor or a Subsidiary of the Issuer that is a Significant Subsidiary in its own right) of any plan or proposed plan for the solvent liquidation or dissolution of such Subsidiary), "Significant Subsidiary" shall include any Subsidiaries of the Issuer that would, in the aggregate, collectively constitute a Significant Subsidiary.

         "SINGAPORE ESOP ESCROW AGREEMENT" means the escrow agreement dated November 12, 2002 between the Issuer, Marconi plc, Metapath Software International Limited, HSBC Bank plc, Barclays Bank PLC, Bedell Cristin Trustees Limited and Allen & Overy.

         "STANDSTILL EVENT" means the occurrence of a Default (as such term is defined in the Senior Note Indenture) under the Senior Notes except as provided in clause (d) of Section 6.02 of the Senior Note Indenture.

         "STANDSTILL NOTICE" means a notice delivered by the Senior Note Trustee pursuant to clause (b) of Section 6.02 of the Senior Note Indenture, to the Security Trustee (with a copy to the Issuer, the Trustee and the New Bonding Facility Security Trustee) notifying the Security Trustee of a Standstill Event.

         "STANDSTILL PERIOD" means the period from the date of the issuance of a Standstill Notice by the Senior Note Trustee and ending on the earlier of:

         (1) the expiration of a period of 179 days after the date of the issuance of such Standstill Notice by the Senior Note Trustee;

         (2) the date on which the Senior Note Trustee has confirmed in writing to the Security Trustee (with a copy to the Issuer and the other Secured Creditors) that the Default (as such term is defined in the Senior Note Indenture) under the

                                 Schedule 4 - 45

                  Senior Notes in respect of which that Standstill Notice was issued is no longer continuing;

         (3) the date on which the Senior Note Trustee has confirmed in writing to the Security Trustee (with a copy to the Issuer and the other Secured Creditors) that the Standstill Notice has been cancelled by the Senior Note Trustee acting on the instructions of the Required Holders (as such term is defined in the Senior Note Indenture) of at least a majority of the aggregate principal amount of the then Outstanding (as such term is defined in the Senior Note Indenture) Senior Notes; and

         (4) the date on which the Senior Note Trustee has confirmed in writing to the Security Trustee (with a copy to the Issuer and the other Secured Creditors) that the Secured Obligations under the Senior Notes and the Senior Note Indenture have been discharged in full and there are no further liabilities under the Senior Notes or the Senior Note Indenture.

         "STATED MATURITY" means, with respect to the Junior Notes, the date on which the payment of principal is scheduled to be paid.

         "STERLING EQUIVALENT" means, with respect to any monetary amount in a currency other than British pounds sterling, at any time of determination thereof, the amount of British pounds sterling obtained by translating the amount of such foreign currency into British pounds sterling at the spot rate for the purchase of British pounds sterling with the applicable foreign currency as published in the Financial Times on the date that is two (2) London Business Days prior to such determination.

         Except as set forth in Section 4.06 (Limitation on Indebtedness and Preferred Stock), whenever it is necessary to determine (1) compliance with any covenant that contains an amount expressed in British pounds sterling in this Indenture or (2) whether a Default has occurred, and in either case an amount is expressed in a currency other than British pounds sterling, such amount will be treated as the Sterling Equivalent determined as of the date such amount is initially determined in such currency.

         "SUBORDINATED INDEBTEDNESS" means (1) with respect to the Issuer, any Indebtedness that is expressly subordinated to the Senior Notes or the Junior Notes and (2) with respect to any Guarantor, any Indebtedness of such Guarantor that is expressly subordinated to such Guarantor's Guarantee of the Senior Notes or Guarantee of the Junior Notes. For the avoidance of doubt, the Junior Notes and any Guarantee of the Junior Notes shall not constitute Subordinated Indebtedness.

         "SUBSIDIARY" means, with respect to any specified Person:

         (1) any corporation, association or other business entity of which more than 50% of the total voting power of its Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

                                 Schedule 4 - 46

         (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person, or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

         Unless otherwise specified herein, or the context otherwise requires, a reference to a "Subsidiary" herein or in the Junior Notes is to a Subsidiary of the Issuer.

         "TAX" and "TAXES" means any tax, duty, levy, impost, assessment or other governmental charge of whatever nature (including penalties, interest and other liabilities related thereto).

         "TAXING AUTHORITY" means any government or political sub-division or territory or possession of any government or any authority or agency therein or thereof having power to impose a Tax.

         "TOTAL ASSETS" means, with respect to any specified Person at any date, the total gross assets of such Person on such date in accordance with Floating UK GAAP.

         "TRANSACTION SECURITY" means all assets, properties and rights of the Issuer and its Subsidiaries that are subject to Liens pursuant to the terms and provisions of the Security Documents in order to secure the Secured Obligations.

         "TRUST INDENTURE ACT" means the United States Trust Indenture Act of 1939, as amended and as in force at the date as of which this instrument was executed; provided however, that in the event the US Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the US Trust Indenture Act of 1939 as so amended.

         "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean the Person who is then the Trustee hereunder, and if at any time there is more than one such Person, "Trustee" shall mean and include each such Person.

         "TRUSTEE ACTS" means the Trustee Act 1925 and the Trustee Act 2000 of England and Wales.

         "UK IP OPCOS" means all Non-US Subsidiaries organized or incorporated in the United Kingdom having legal and beneficial ownership of Patents.

         "UK IPR CO" means Marconi UK Intellectual Property Limited, a Wholly-Owned Subsidiary of Marconi Communications Limited that is incorporated under the laws of England and Wales, that is a Non-US Subsidiary and to which all legal and beneficial ownership of Patents owned by UK IP Opcos are transferred on or prior to the Issue Date.

         "UNITED STATES DOLLAR", "US$" or "$" or any similar reference means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         "US CORE BUSINESS SALE" means any direct or indirect sale, assignment, conveyance, lease or other disposition of all or substantially all of the Equity Interests, properties or assets of

                                 Schedule 4 - 47
one or more of the US Core Businesses or one or more of the US Core Business Subsidiaries, or any consolidation, merger, sale, assignment, transfer, lease or other disposition of or involving one or more of the US Core Businesses or one or more of the US Core Business Subsidiaries or any of their respective Equity Interests, properties or assets.

         "US CORE BUSINESS SUBSIDIARY" means a US Subsidiary that is a direct or indirect Wholly-Owned Subsidiary of the Issuer and designated as a holder of a US Core Business by the Issuer by notice to the Trustee.

         "US CORE BUSINESSES" means the assets and liabilities of each of:

         (1)      the Outside Plant and Power Business;

         (2)      the North American Access Business; and

         (3)      the BBRS Business.

         "US EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "US GAAP" means generally accepted accounting principles in the United States, consistently applied, and as in effect from time to time.

         "US GUARANTOR" means each of:

         (1)      Marconi Communications, Inc.

                  Marconi Networks Worldwide, Inc.
                  Marconi Communications Technology, Inc.
                  Marconi Communications Federal, Inc.
                  Marconi Acquisition Corp.
                  Marconi Intellectual Property (Ringfence) Inc.
                  Marconi Communications Limited, a private limited company incorporated under the laws of the Republic of Ireland Marconi Communications Optical Networks Limited
                  Marconi Communications, S.A. de C.V.
                  Marconi Communications de Mexico, S.A. de C.V.
                  Marconi Communications Exportel, S.A. de C.V.
                  Administrativa Marconi Communications, S.A. de C.V.
                  Marconi Communications B.V.; and
                  Marconi Communications GmbH, a private company incorporated under the laws of Switzerland;

         (2) any other US Subsidiary that executes a Guarantee of the Junior Notes pursuant to this Indenture; and

         (3)      each of their respective successors and assigns.

         "US IP OPCOS" means all Subsidiaries of the Issuer organized or incorporated under the laws of the United States, any state thereof or the District of Columbia having legal and beneficial ownership of Patents.

                                 Schedule 4 - 48

         "US IPR CO" means Marconi Intellectual Property (US) Inc., a Wholly-Owned Subsidiary of Marconi Inc. that is incorporated under the laws of the State of Delaware, United States of America, that is a Non-US Subsidiary and to which all legal and beneficial ownership of Patents (other than any Patents transferred to Ringfenced IPR Co) owned by any US IP Opco are transferred on or prior to the Issue Date.

         "US PARENT" means either (1) Marconi Communications Inc. or (2) a Wholly-Owned Subsidiary of the Issuer which: (a) is incorporated after the Issue Date; (b) becomes a US Guarantor; and (c) acquires the Equity Interests in Marconi Communications Inc.

         "US SUBSIDIARY" means each of the US Parent and each of its Subsidiaries, provided that they constitute a Subsidiary of the Issuer.

         "US WORKING CAPITAL FACILITY" means the US$22.5 million working capital facility entered into on March 26, 2003, among Marconi Communications, Inc. and Liberty Funding, LLC providing for revolving credit or working capital loans, as such agreement, in whole or in part, may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive amendments, renewals, extensions, substitutions, refinancings, restructurings, replacements, supplements or other modifications of the foregoing in whole or in part whether by the same or a different borrower or borrowers and/or lender or group of lenders), which facility or facilities either is secured solely by a Lien on the Pittsburgh Facility and related assets and rights or is unsecured.

         "VOTING STOCK" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

         "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

         (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Indebtedness, by
                  (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

         (2)      the then outstanding principal amount of such Indebtedness.

         "WHOLLY-OWNED SUBSIDIARY" of any specified Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) are at the time owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.

                                 Schedule 4 - 49

OTHER DEFINITIONS

                                                                                   Defined in the Junior
                                                                                     Note Indenture in
Term                                                                                     Section
"Affiliate Transaction".......................................................              4.10
"Deferred Interest"...........................................................              2.09
"Dispute".....................................................................             13.09
"Executive Officers"..........................................................              4.19
"Guarantor Certification Date"................................................              4.13
"Guarantor Test Dates"........................................................              4.13
"Initial Guarantors"..........................................................            Recitals
"Interim Test Date"...........................................................              4.13
"LSE".........................................................................              4.24
"MD&A"........................................................................              4.19
"New Security"................................................................              4.14
"Non-US Restricted Payments"..................................................              4.03
"Note Trustee Fee Letter".....................................................              7.07
"Parallel Obligations ".......................................................             13.20
"Pay the Junior Notes"........................................................              6.02
"Payment Default".............................................................              6.01
"PBGC Agreement"..............................................................              1.01
"Principal Obligations".......................................................             13.20
"Proceedings".................................................................             13.11
"Register"....................................................................              2.06
"Relevant Taxing Jurisdiction"................................................              4.36
"Restricted Payments".........................................................              4.03
"retiring Trustee"............................................................              7.10
"Semi-Annual Test Date".......................................................              4.13
"Special Record Date".........................................................              2.09
"Taxing Jurisdiction".........................................................              3.10
"US Restricted Payments"......................................................              4.03

                                 Schedule 4 - 50

INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT

         The following Trust Indenture Act terms have the following meanings:

         (1)      "Commission" means the SEC;

         (2) "indenture securities" means the Junior Notes and the Guarantee of the Junior Notes;

         (3)      "indenture security holder" means a Holder;

         (4)      "indenture to be qualified" means this Indenture;

         (5) "indenture trustee" or "institutional Trustee" means the Trustee; and

         (6) "obligor" on the indenture securities means the Issuer, the Guarantors and any other obligor on the indenture securities.

         All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined in the Trust Indenture Act by reference to another statute or defined by SEC rule under the Trust Indenture Act have the meanings so assigned to them.

RULES OF CONSTRUCTION

         Unless the context otherwise requires

         (1)      a term has the meaning assigned to it;

         (2) all references in this Schedule 4 to Articles, Sections, Exhibits or Schedules refer to Articles or Sections of, or Exhibits or Schedules to, the Junior Note Indenture, and all references in this Schedule 4 to "this Indenture" refer to the Junior Note Indenture, unless otherwise indicated;

         (3) an accounting term not otherwise defined has the meaning assigned to it in accordance with Floating UK GAAP, consistently applied;

         (4)      "or" is not exclusive;

         (5)      "including" means including without limitation;

         (6) words in the singular include the plural and words in the plural include the singular;

         (7) unsecured Indebtedness shall not be deemed to be subordinate or junior to secured Indebtedness merely by virtue of its nature as unsecured Indebtedness; and

         (8) the principal amount of any Preferred Stock shall be (a) the maximum liquidation value of such Preferred Stock or (b) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater.

                                 Schedule 4 - 51

IN WITNESS WHEREOF this Guarantee has been executed as a deed by each Guarantor and is intended to be and is hereby delivered by each Guarantor as a deed on the date specified above.

SIGNATURES

THE INITIAL GUARANTORS

EXECUTED as a DEED             )

by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI COMMUNICATIONS,        )
INC.                           )
in the presence of:            )

Signature of witness:           /s/ S.J. LEVY
                               ----------------------
Name of witness:                S LEVY
                               ----------------------
Address:                        ALLEN & OVERY
                               ----------------------
                                One New Change
                               ----------------------
                                London EC4M 9QQ
                               ----------------------
Occupation:                     TRAINEE SOLICITOR
                               ----------------------

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI NETWORKS               )
WORLDWIDE, INC.                )
in the presence of:            )

Signature of witness:           /s/ S.J. LEVY
                               ----------------------
Name of witness:                S. LEVY
                               ----------------------
Address:                        ALLEN & OVERY
                               ----------------------
                                One New Change
                               ----------------------
                                London EC4M 9QQ
                               ----------------------
Occupation:                     TRAINEE SOLICITOR
                               ----------------------

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI COMMUNICATIONS         )
TECHNOLOGY, INC.               )
in the presence of:            )

Signature of witness:           /s/ S.J. LEVY
                               ----------------------
Name of witness:                S. LEVY
                               ----------------------
Address:                        ALLEN & OVERY
                               ----------------------
                                One New Change
                               ----------------------
                                London EC4M 9QQ
                               ----------------------
Occupation:                     TRAINEE SOLICITOR
                               ----------------------

EXECUTED as a DEED             )
by W JOHNSON                  )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI COMMUNICATIONS         )
FEDERAL, INC.                  )
in the presence of:            )

Signature of witness:           /s/ S.J. LEVY
                               ----------------------
Name of witness:                S. LEVY
                               ----------------------
Address:                        ALLEN & OVERY
                               ----------------------
                                One New Change
                               ----------------------
                                London EC4M 9QQ
                               ----------------------
Occupation:                     TRAINEE SOLICITOR
                               ----------------------

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     ) /s/ W JOHNSON
for and on behalf of           )
MARCONI ACQUISITION CORP.      )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ______________________
                               S. LEVY
Name of witness:               ______________________
                               ALLEN & OVERY
Address:                       ______________________
                               One New Change
                               ______________________
                               London, EC4M 9QQ
                               ______________________
Occupation:                    TRAINEE SOLICITOR
                               ______________________

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI INTELLECTUAL           )
PROPERTY (RINGFENCE) INC.      )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ______________________
                               S. LEVY
Name of witness:               ______________________
                               ALLEN & OVERY
Address:                       ______________________
                               One New Change
                               ______________________
                               London EC4M 9QQ
                               ______________________
                               TRAINEE SOLICITOR
Occupation:                    ______________________

SIGNED, SEALED AND DELIVERED
by W JOHNSON                    /s/ W JOHNSON
the duly authorised attorney of
MARCONI COMMUNICATIONS LIMITED, a private limited company incorporated under the laws of the Republic of Ireland in the presence of:

Witness Signature:             /s/ S.J. LEVY
                               ______________________
Witness Name:                  S. LEVY
                               ______________________
Witness Address:               ALLEN & OVERY
                               ______________________
                               One New Change
                               ______________________
                               London EC4M 9QQ
                               ______________________

SIGNED, SEALED AND DELIVERED
by W JOHNSON                   /s/ W JOHNSON
the duly authorised attorney of
MARCONI COMMUNICATIONS OPTICAL NETWORKS LIMITED
in the presence of:

Witness Signature:             /s/ S.J. LEVY
                               ______________________
Witness Name:                  S. LEVY
                               ______________________
Witness Address:               ALLEN & OVERY
                               ______________________
                               One New Change
                               ______________________
                               London EC4M 9QQ
                               ______________________

EXECUTED as a DEED             )
by TCR SHEPHERD                ) /s/ T.C.R. SHEPHERD
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI COMMUNICATIONS,        )
S.A. DE C.V.                   )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               SJ LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               ----------------------
                               One New Change
                               ----------------------
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W JOHNSON                   ) /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI COMMUNICATIONS         )
DE MEXICO, S.A. DE C.V.        )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               ----------------------
                               One New Change
                               ----------------------
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W JOHNSON                   ) /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI COMMUNICATIONS         )
EXPORTEL, S.A. DE C.V.         )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               ----------------------
                               One New Change
                               ----------------------
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W JOHNSON                   ) /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
ADMINISTRATIVA MARCONI         )
COMMUNICATIONS, S.A. DE C.V.   )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               ----------------------
                               One New Change
                               ----------------------
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W JOHNSON                   ) /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI COMMUNICATIONS         )
B.V.                           )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               ----------------------
                               One New Change
                               ----------------------
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED                      )
by W JOHNSON                            ) /s/ W JOHNSON
acting as attorney-in-fact              )
for and on behalf of                    )
MARCONI COMMUNICATIONS                  )
GMBH, a private company incorporated    )
under the laws of Switzerland           )
in the presence of:                     )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               ----------------------
                               One New Change
                               ----------------------
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W JOHNSON                   ) /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
METAPATH SOFTWARE              )
INTERNATIONAL LIMITED          )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               ----------------------
                               One New Change
                               ----------------------
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W JOHNSON                   ) /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MOBILE SYSTEMS INTERNATIONAL   )
HOLDINGS LIMITED               )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               ----------------------
                               One New Change
                               ----------------------
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
GPT SPECIAL PROJECT            )
MANAGEMENT LIMITED             )
in the presence of:            )

Signature of witness:           /s/ S. J. LEVY
                               ----------------------
Name of witness:                S. LEVY
                               ----------------------
Address:                        ALLEN & OVERY
                               ----------------------
                                One New Change
                               ----------------------
                                London EC4M 9QQ
                               ----------------------
Occupation:                     TRAINEE SOLICITOR
                               ----------------------

EXECUTED as a DEED                        )
by W JOHNSON                              )
acting as attorney-in-fact                )
for and on behalf of                      ) /s/ W JOHNSON
MARCONI COMMUNICATIONS                    )
LIMITED, a private limited company        )
incorporated under the laws of England    )
and Wales                                 )
in the presence of:                       )

Signature of witness:           /s/ S. J. LEVY
                               ----------------------
Name of witness:                S. LEVY
                               ----------------------
Address:                        ALLEN & OVERY
                               ----------------------
                                One New Change
                               ----------------------
                                London EC4M 9QQ
                               ----------------------
Occupation:                     TRAINEE SOLICITOR
                               ----------------------

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI COMMUNICATIONS         )
INTERNATIONAL LIMITED          )
in the presence of:            )

Signature of witness:           /s/ S. J. LEVY
                               ----------------------
Name of witness:                S LEVY
                               ----------------------
Address:                        ALLEN & OVERY
                               ----------------------
                                One New Change
                               ----------------------
                                London EC4M 9QQ
                               ----------------------
Occupation:                     TRAINEE SOLICITOR
                               ----------------------

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI COMMUNICATIONS         )
CHINA LIMITED                  )
in the presence of:            )

Signature of witness:           /s/ S. J. LEVY
                               ----------------------
Name of witness:                S. LEVY
                               ----------------------
Address:                        ALLEN & OVERY
                               ----------------------
                                One New Change
                               ----------------------
                                London EC4M 9QQ
                               ----------------------
Occupation:                     TRAINEE SOLICITOR
                               ----------------------

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI COMMUNICATIONS         )
INTERNATIONAL                  )
INVESTMENTS LIMITED            )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ______________________

Name of witness:               S. LEVY
                               ______________________

Address:                       ALLEN & OVERY
                               ______________________

                               One New Change
                               ______________________

                               London EC4M 9QQ
                               ______________________

Occupation:                    TRAINEE SOLICITOR
                               ______________________

EXECUTED as a DEED               )
by W JOHNSON                     )
acting as attorney-in-fact       )
for and on behalf of             ) /s/ W JOHNSON
MARCONI COMMUNICATIONS           )
INTERNATIONAL HOLDINGS LIMITED   )
in the presence of:              )

Signature of witness:          /s/ S.J. LEVY
                               ______________________

Name of witness:               S. LEVY
                               ______________________

Address:                       ALLEN & OVERY
                               ______________________

                               One New Change
                               ______________________

                               London EC4M 9QQ
                               ______________________

Occupation:                    TRAINEE SOLICITOR
                               ______________________

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI COMMUNICATIONS         )
INVESTMENTS LIMITED            )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ______________________

Name of witness:               S. LEVY
                               ______________________

Address:                       ALLEN & OVERY
                               ______________________

                               One New Change
                               ______________________

                               London EC4M 9QQ
                               ______________________

Occupation:                    TRAINEE SOLICITOR
                               ______________________

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI COMMUNICATIONS         )
HOLDINGS LIMITED               )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ______________________

Name of witness:               S. LEVY
                               ______________________

Address:                       ALLEN & OVERY
                               ______________________

                               One New Change
                               ______________________

                               London EC4M 9QQ
                               ______________________

Occupation:                    TRAINEE SOLICITOR
                               ______________________

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI (BRUTON STREET)        )
LIMITED                        )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ______________________

Name of witness:               S. LEVY
                               ______________________

Address:                       ALLEN & OVERY
                               ______________________

                               One New Change
                               ______________________

                               London EC4M 9QQ
                               ______________________

Occupation:                    TRAINEE SOLICITOR
                               ______________________

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI (DGP1) LIMITED         )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ______________________

Name of witness:               S. LEVY
                               ______________________

Address:                       ALLEN & OVERY
                               ______________________

                               One New Change
                               ______________________

                               London EC4M 9QQ
                               ______________________

Occupation:                    TRAINEE SOLICITOR
                               ______________________

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI (DGP2) LIMITED         )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ______________________

Name of witness:               S. LEVY
                               ______________________

Address:                       ALLEN & OVERY
                               ______________________

                               One New Change
                               ______________________

                               London EC4M 9QQ
                               ______________________

Occupation:                    TRAINEE SOLICITOR
                               ______________________

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI BONDING LIMITED        )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ______________________

Name of witness:               S. LEVY
                               ______________________

Address:                       ALLEN & OVERY
                               ______________________

                               One New Change
                               ______________________

                               London EC4M 9QQ
                               ______________________

Occupation:                    TRAINEE SOLICITOR
                               ______________________

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI OPTICAL                )
COMPONENTS LIMITED             )
in the presence of:            )

Signature of witness:          /s/ S. J. LEVY

Name of witness:               S. LEVY

Address:                       ALLEN & OVERY
                               One New Change
                               London EC4M 9QQ

Occupation:                    TRAINEE SOLICITOR

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
ASSOCIATED ELECTRICAL          )
INDUSTRIES LIMITED             )
in the presence of:            )

Signature of witness:          /s/ S. J. LEVY

Name of witness:               S. LEVY

Address:                       ALLEN & OVERY
                               One New Change
                               London EC4M 9QQ

Occupation:                    TRAINEE SOLICITOR

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
ENGLISH ELECTRIC               )
COMPANY LIMITED                )
in the presence of:            )

Signature of witness:          /s/ S. J. LEVY

Name of witness:               S. LEVY

Address:                       ALLEN & OVERY
                               One New Change
                               London EC4M 9QQ

Occupation:                    TRAINEE SOLICITOR

EXECUTED as a DEED             )
by W JOHNSON                   )
acting as attorney-in-fact     )
for and on behalf of           ) /s/ W JOHNSON
MARCONI (ELLIOTT               )
AUTOMATION) LIMITED            )
in the presence of:            )

Signature of witness:          /s/ S. J. LEVY

Name of witness:               S. LEVY

Address:                       ALLEN & OVERY
                               One New Change
                               London EC4M 9QQ

Occupation:                    TRAINEE SOLICITOR

EXECUTED as a DEED             )
by W JOHNSON                   ) /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
ELLIOTT AUTOMATION             )
HOLDINGS LIMITED               )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               ----------------------
                               One New Change
                               ----------------------
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W JOHNSON                   ) /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI AEROSPACE              )
UNLIMITED                      )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               ----------------------
                               One New Change
                               ----------------------
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W JOHNSON                   ) /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI UK INTELLECTUAL        )
PROPERTY LIMITED               )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               ----------------------
                               One New Change
                               ----------------------
                               London EC4M 9QQ
                               ----------------------

Occupation:                    TRAINEE SOLICITOR
                               ----------------------

EXECUTED as a DEED             )
by W JOHNSON                   ) /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI (NCP) LIMITED          )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               ----------------------
                               One New Change
                               ----------------------
                               London EC4M 9QQ
                               ----------------------

Occupation:                    TRAINEE SOLICITOR
                               ----------------------

EXECUTED as a DEED             )
by W JOHNSON                   ) /S/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
HIGHROSE LIMITED               )
in the presence of:            )

Signature of witness:          /S/ S.J. LEVY
                               ______________________

Name of witness:               S. LEVY
                               ______________________

Address:                       ALLEN & OVERY
                               ______________________
                               One New Change
                               ______________________
                               London EC4M 9QQ
                               ______________________

Occupation:                    TRAINEE SOLICITOR
                               ______________________

EXECUTED as a DEED             )
by W JOHNSON                   ) /S/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI INC.                   )
in the presence of:            )

Signature of witness:          /S/ S.J. LEVY
                               ______________________

Name of witness:               S. LEVY
                               ______________________

Address:                       ALLEN & OVERY
                               ______________________
                               One New Change
                               ______________________
                               London EC4M 9QQ
                               ______________________

Occupation:                    TRAINEE SOLICITOR
                               ______________________

EXECUTED as a DEED             )
by W JOHNSON                   ) /S/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI HOLDINGS, LLC          )
in the presence of:            )

Signature of witness:          /S/ S.J. LEVY
                               ______________________

Name of witness:               S. LEVY
                               ______________________

Address:                       ALLEN & OVERY
                               ______________________
                               One New Change
                               ______________________
                               London EC4M 9QQ
                               ______________________

Occupation:                    TRAINEE SOLICITOR
                               ______________________

EXECUTED as a DEED             )
by W JOHNSON                   ) /S/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI COMMUNICATIONS         )
NORTH AMERICA INC.             )
in the presence of:            )

Signature of witness:          /S/ S.J. LEVY
                               ______________________

Name of witness:               S. LEVY
                               ______________________


Address:                       ALLEN & OVERY
                               ______________________
                               One New Change
                               ______________________
                               London EC4M 9QQ
                               ______________________

Occupation:                    TRAINEE SOLICITOR
                               ______________________

EXECUTED as a DEED             )
by W JOHNSON                   ) /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
FS HOLDINGS CORP               )
in the presence of:            )
                                /s/ S. J. LEVY
Signature of witness:          ______________________

                                S. LEVY
Name of witness:               ______________________

                                ALLEN & OVERY
Address:                       _______________________

                                One New Change
                               ______________________

                                London EC4M 9QQ
                               ______________________

                                TRAINEE SOLICITOR
Occupation:                    ______________________

EXECUTED as a DEED             )
by W. JOHNSON                  ) /s/ W. JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
FS FINANCE CORP                )
in the presence of:            )

                               /s/ S.J. LEVY
Signature of witness:          ______________________

                                S. LEVY
Name of witness:               ______________________

                                ALLEN & OVERY
Address:                       _______________________

                                One New Change
                               ______________________

                                London EC4M 9QQ
                               ______________________

                                TRAINEE SOLICITOR
Occupation:                    ______________________

EXECUTED as a DEED             )
by W. JOHNSON                  ) /s/ W. JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI SOFTWARE               )
INTERNATIONAL, INC             )
in the presence of:            )

                               /s/ S.J. LEVY
Signature of witness:          ______________________

                                S. LEVY
Name of witness:               ______________________

                                ALLEN & OVERY
Address:                       _______________________

                                One New Change
                               ______________________

                                London EC4M 9QQ
                               ______________________

                                TRAINEE SOLICITOR
Occupation:                    ______________________

EXECUTED as a DEED             )
by W. JOHNSON                  ) /s/ W. JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
METAPATH SOFTWARE              )
INTERNATIONAL (US), INC.       )
in the presence of:            )

                               /s/ S.J. LEVY
Signature of witness:          ______________________

                                S. LEVY
Name of witness:               ______________________

                                ALLEN & OVERY
Address:                       _______________________

                                One New Change
                               ______________________

                                London EC4M 9QQ
                               ______________________

                                TRAINEE SOLICITOR
Occupation:                    ______________________

EXECUTED as a DEED             )
by W. JOHNSON                  ) /s/ W. JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
METAPATH SOFTWARE              )
INTERNATIONAL, INC.            )
in the presence of:            )
Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               One New Change
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W. JOHNSON                  ) /s/ W. JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI INTELLECTUAL           )
PROPERTY (US), INC.            )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               One New Change
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W. JOHNSON                  ) /s/ W. JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI COMMUNICATIONS         )
HOLDINGS GMBH                  )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               One New Change
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED                        )
by W. JOHNSON                             ) /s/ W JOHNSON
acting as attorney-in-fact                )
for and on behalf of                      )
MARCONI COMMUNICATIONS                    )
GMBH, a private company incorporated      )
under the laws of the Federal Republic    )
of Germany                                )
in the presence of:                       )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               One New Change
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W. JOHNSON                  ) /s/ W. JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI COMMUNICATIONS         )
REAL ESTATE GMBH               )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               One New Change
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W. JOHNSON                  ) /s/ W. JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI HOLDINGS S.P.A.        )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               One New Change
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W JOHNSON                   ) /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI COMMUNICATIONS         )
S.P.A.                         )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               One New Change
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED as a DEED             )
by W JOHNSON                   ) /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
MARCONI SUD S.P.A.             )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------

Address:                       ALLEN & OVERY
                               One New Change
                               London EC4M 9QQ
                               ---------------------

Occupation:                    TRAINEE SOLICITOR
                               ---------------------

EXECUTED by MARCONI                     )

AUSTRALIA HOLDINGS PTY                  )
LIMITED in accordance with section      )
127(1) of the Corporations Act 2001     )
(Cwlth) by authority of its directors:  )    /s/ JEAN-PAUL RABIN
                                        )    __________________________________
                                        )    Signature of director/secretary*
/s/ PAUL RUSSELL BUTCHER                )    *delete whichever is not applicable
______________________________________  )
Signature of director                   )
                                        )    JEAN-PAUL RABIN
PAUL RUSSELL BUTCHER                    )    __________________________________
______________________________________  )    Name of director/company*
Name of director (block letters)        )    (block letters)
                                             *delete whichever is not applicable

EXECUTED by MARCONI                     )

AUSTRALIA PTY LIMITED in                )
accordance with section 127(1) of the   )
Corporations Act 2001 (Cwlth) by        )
Authority of its directors:             )    /s/ JEAN-PAUL RABIN
                                        )    __________________________________
                                        )    Signature of director/secretary*
/s/ PAUL RUSSELL BUTCHER                )    *delete whichever is not applicable
_____________________________________   )
Signature of director                   )
                                        )    JEAN-PAUL RABIN
PAUL RUSSELL BUTCHER                    )    __________________________________
_____________________________________   )    Name of director/secretary*
Name of director (block letters)        )    (block letters)
                                             *delete whichever is not applicable

THE COMMON SEAL of

MARCONI COMMUNICATIONS ASIA LIMITED
was hereunto affixed
in the presence of:

John Shum                                /s/ John Shum
___________________________  Director

KF Wong                                  /s/ KF Wong
___________________________  Director

Attention: John Shum

Address: 29/F, 1063 King's Road, Quarry Bay, Hong Kong

Fax: (852) 22507008

SIGNED, SEALED AND DELIVERED by            )
W. JOHNSON                                 )
as lawful attorney for and in the name of  )/s/ W. JOHNSON
G.E.C. (HONG KONG) LIMITED                 )
in the presence of:                        )


Signature of witness:    /s/ S.J. LEVY
                         -----------------------

Name of witness:         S. LEVY
                         -----------------------

Address:                 ALLEN & OVERY
                         -----------------------
                         One New Change
                         -----------------------
                         London EC4M 9QQ
                         -----------------------

Occupation:              TRAINEE SOLICITOR
                         -----------------------

EXECUTED as a DEED             )
by W JOHNSON                   )   /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
BRUTON STREET OVERSEAS         )
INVESTMENTS LIMITED            )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------

Name of witness:               S. LEVY
                               ----------------------
Address:                       ALLEN & OVERY
                               ----------------------
                               One New Change
                               ----------------------
                               London EC4M 9QQ
                               ----------------------

Occupation:                    TRAINEE SOLICITOR
                               ----------------------

EXECUTED as a DEED             )
by W JOHNSON                   )  /s/ W JOHNSON
acting as attorney-in-fact     )
for and on behalf of           )
REGENTS PLACE, INC.            )
in the presence of:            )

Signature of witness:          /s/ S.J. LEVY
                               ----------------------
Name of witness:               S. LEVY
                               ----------------------
Address:                       ALLEN & OVERY
                               ----------------------
                               One New Change
                               ----------------------
                               London EC4M 9QQ
                               ----------------------
Occupation:                    TRAINEE SOLICITOR
                               ----------------------